UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, LP 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 320 S. Canal Street Chicago, IL 60606

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2023

Item 1. Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

WASATCHGLOBAL.COM

SEPTEMBER 30, 2023

2023 Annual Report

Fund Name	Investor Class	Institutional Class

Wasatch Core Growth Fund	WGROX	WIGRX

Wasatch Emerging India Fund	WAINX	WIINX

Wasatch Emerging Markets Select Fund	WAESX	WIESX

Wasatch Emerging Markets Small Cap Fund	WAEMX	WIEMX

Wasatch Frontier Emerging Small Countries Fund	WAFMX	WIFMX

Wasatch Global Opportunities Fund	WAGOX	WIGOX

Wasatch Global Select Fund	WAGSX	WGGSX

Wasatch Global Value Fund	FMIEX	WILCX

Wasatch Greater China Fund	WAGCX	WGGCX

Wasatch International Growth Fund	WAIGX	WIIGX

Fund Name	Investor Class	Institutional Class

Wasatch International Opportunities Fund	WAIOX	WIIOX

Wasatch International Select Fund	WAISX	WGISX

Wasatch Long/Short Alpha Fund	WALSX	WGLSX

Wasatch Micro Cap Fund	WMICX	WGICX

Wasatch Micro Cap Value Fund	WAMVX	WGMVX

Wasatch Small Cap Growth Fund	WAAEX	WIAEX

Wasatch Small Cap Value Fund	WMCVX	WICVX

Wasatch Ultra Growth Fund	WAMCX	WGMCX

Wasatch U.S. Select Fund	WAUSX	WGUSX

Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders — The “Growthier” Side of Value Has Been Back in Favor

Jim Larkins Lead Portfolio Manager Wasatch Small Cap Value Fund	Austin Bone Portfolio Manager Wasatch Small Cap Value Fund

DEAR FELLOW SHAREHOLDERS:

The third quarter of 2023 was negative for stocks as investors fretted over persistent inflation, higher-for-longer interest rates, the threat of a recession and infighting among government bureaucrats. Still, the year-to-date period has been positive for U.S. small-caps as measured by the Russell 2000® Index. To set the stage for our outlook, it’s helpful to consider market movements in both 2022 and 2023.

Broadly speaking, stocks were down significantly during 2022. Micro- and small-caps fell even more than large-caps. And growth-oriented names performed worse than value names. The main reasons for the declines were spiking inflation and interest rates. Growth stocks were hit especially hard due to their priciness and the greater impact of higher interest rates on growth companies’ cash flows, which are typically weighted further into the future.

In general, the Wasatch funds underperformed their benchmarks during 2022 mainly because the funds have greater growth orientations. Our Small Cap Value and Micro Cap Value funds also underperformed because they tend to invest on the “growthier” side of value.

Year-to-date through September 30, 2023, however, several Wasatch funds — including the Small Cap Value and Micro Cap Value funds — have outperformed their benchmarks. This isn’t surprising because the economy has been strong, and growth and the “growthier” side of value have been back in favor.

MICRO- AND SMALL-CAPS MAY SEE A ROTATION TO THEIR ADVANTAGE

Given the significant declines in 2022 and the comparatively tepid rebounds in 2023, micro- and small-caps are still a long way from recouping their losses. On the other hand, the large-cap indexes — which include stocks linked to artificial intelligence (AI) — are reasonably close to their all-time highs.

Thousands of micro- and small-caps have continued to underperform in 2023 and large-cap indexes have been disproportionately powered by AI beneficiaries — a condition described as a narrowing of market breadth. In thinking about the narrowness of breadth, we consider the Wall Street aphorism that says, in order for an upward move to be sustainable, the generals must lead and the troops must follow. In today’s narrow market environment, the generals have mainly been AI beneficiaries and the troops have included thousands of micro- and small-cap stocks.

Clearly, the troops haven’t followed the generals thus far in 2023. So, according to the aphorism, we don’t yet know whether or not we’re in the midst of a sustainable upward move. But our point here isn’t that we should invest based on Wall Street aphorisms. Market conditions change too quickly, and aphorisms don’t make for an effective investment approach. Instead, we think the aphorism helps describe what investors should be prepared for psychologically. If investors are prepared, we believe they’ll be better able to ignore short-term volatility and stick to a long-term approach.

With the preceding discussion as context, we think there are two main scenarios for the market. Both scenarios, in our view, are likely to favor micro- and small-caps — at least on a relative basis. That said, at Wasatch we try to build portfolios for all seasons rather than for a specific economic environment.

In the first scenario, the economy could pull off a “Goldilocks” soft landing (or could experience only a minor recession). If this scenario plays out, we think the micro- and small-cap troops will have a greater probability of catching up to the AI generals — which may take a breather.

In the second scenario, the economy could undergo a deeper recession. If this scenario occurs, we think the AI generals and other expensive large-caps will be particularly vulnerable to sharp declines. Meanwhile, we believe micro- and small-caps will hold up relatively well because they haven’t already risen too much since 2022’s market rout.

Although we don’t specialize in macro forecasts, our outlook is closer to the first scenario. A hard landing seems unlikely in the next few quarters. But a modest-growth, muddle-through environment is plausible based on signals from the Federal Reserve and what we’re hearing from the management teams of our companies.

THE WASATCH SMALL CAP VALUE FUND

The Wasatch Small Cap Value Fund began on December 17, 1997 and has a long-tenured investment team. As mentioned, this is a “value” fund but our orientation is on the “growthier” side of value. Although our orientation was detrimental in 2022, it’s been advantageous in 2023. Overall, we’re very pleased with the Fund’s performance, company characteristics, diversification and risk profile.

We’ve managed the Fund with the same investment philosophy for decades, but we’re always on the lookout for ways to make incremental improvements to our process. Over the past several years, sector and factor exposures (e.g., growth versus value and interest-rate sensitivity) have intensified in influencing market trends. During this period, members of our team have developed proprietary quantitative and qualitative decision-support tools that help us better understand these exposures — and consider the potential effects on portfolios.

SEPTEMBER 30, 2023 (Unaudited)

In no way do the decision-support tools change our long-term focus or replace our bottom-up fundamental analysis of individual companies. Like the initial screening process Wasatch has used since the 1970s, the tools simply complement our analysis and help us manage risk through customized portfolio diversification. Our goal is to properly balance portfolios so that our stock picking “alpha” drives performance more than sector and factor overweights and underweights.

Earlier this year, housing, consumer and non-bank financial exposures were significant contributors to Fund performance. Using the decision-support tools in conjunction with fundamental analysis, we recently reduced these exposures somewhat — which we think improved the Fund’s risk profile. At the other end of the spectrum, regional banks generally haven’t done well in 2023 and could be underpriced. The decision-support tools have prompted us to do more stock-specific research on regional banks that could be added to the Fund.

Today, the Small Cap Value Fund’s portfolio consists of companies exhibiting some of the highest-quality characteristics (e.g., returns on capital) we’ve seen in years. Additionally, almost all of the companies have low debt levels. We think these characteristics, among others, position the Fund relatively well for most economic environments.

We like to say that Wasatch Small Cap Value is a “value” fund in a growth shop. We put the word in quotes because we have a non-traditional approach to “value.” In fact, we believe the strong quality- and growth-oriented research capabilities Wasatch has developed since the firm’s founding in 1975 provide us with significant advantages over many traditional value managers.

The small-cap research team at Wasatch seeks to identify the highest-quality growth companies throughout the U.S. We’re members of this team. So when prices falter due to the volatility inherent in small companies, we’re prepared to purchase these same stocks as value names, often ahead of other portfolio managers.

ANOTHER “VALUE” FUND IN THE WASATCH GROWTH SHOP

The Small Cap Value Fund isn’t the only “value” fund in the Wasatch growth shop. The Wasatch Micro Cap Value Fund has existed for over 20 years, starting on July 28, 2003. What’s more, Lead Portfolio Manager Brian Bythrow has helmed the Fund continuously for the entire period since its inception.

Associate Portfolio Manager Thomas Bradley has worked with Brian for over nine years. Prior to becoming the Fund’s Associate Portfolio Manager, Thomas was a Senior Research Analyst on Wasatch’s U.S. micro/small cap team.

As micro-caps, most of the companies in the Fund aren’t household names and are often overlooked by analysts at major brokerage firms. Brian and Thomas specialize in this less-trafficked area of the market. Under their direction, the Micro Cap Value Fund invests in 70 to 90 companies — primarily with market capitalizations below $1.5 billion at the time of purchase. Up to 30% of the Fund may be invested in international (non-U.S.) holdings.

Ideally, Brian and Thomas buy companies that are well-priced and that will see an acceleration in revenue and earnings growth. If Wasatch latches onto something really special, we think that with time brokerage analysts will discover it. Moreover, as investors at large become more interested in the companies the Fund owns, demand for these stocks increases and price/earnings (P/E) multiples will often expand — providing another source of returns.

With sincere thanks for your continuing investment and for your trust,

Jim Larkins and Austin Bone

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Wasatch Advisors LP, doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors

Definitions of financial terms and index descriptions and disclosures begin on page 44.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2023, the Wasatch Core Growth Fund — Investor Class gained 21.51% while the benchmark Russell 2000® Growth Index increased 9.59% and the Russell 2000 Index rose 8.93%.

In a welcome reversal from being hit hard amid calendar year 2022’s rising inflation and interest rates, growth-oriented stocks rose for the first half of calendar year 2023 as investors became hopeful that the Federal Reserve (Fed) was nearing the end of its interest-rate hiking cycle. Our companies posted strong operating results in 2022 and entered 2023 with their stocks trading at some of the most attractive valuations we’d seen in several years.

Toward the end of the 12-month reporting period, the economy stayed strong and the unemployment rate remained low. Wages, energy prices and overall inflation continued to be elevated. In response, the Fed announced that it would likely keep rates higher for longer. Stocks broadly declined on concerns over the effects of higher interest rates and a potential recession.

DETAILS OF THE YEAR

Among sectors, our stock selections in health care and consumer discretionary contributed most to Fund performance relative to the benchmark during the 12-month period. Conversely, our lack of exposure to the energy sector and our selections in real estate were disadvantageous.

The strongest contributor to Fund performance during the 12-month period was Altra Industrial Motion Corp. The company manufactures motion-control and power transmission products for industrial applications. Altra’s share price rocketed early in the period after the company agreed to be acquired by a larger competitor at a substantial premium to the then-current stock price. We subsequently sold our position.

Another strong position in the Fund was Saia, Inc. This U.S. trucking company creates efficiencies by combining goods from multiple shippers that alone would comprise “less than a full truckload.” Although trucking activity in the U.S. has been slowing, this situation is clearly understood by investors and is largely factored into stock prices. Regarding Saia in particular, we think the company will continue to gain market share because it offers specialized logistics capabilities, value-added services, an expanded network-coverage area and increasingly attractive pricing.

Paylocity was the largest detractor from Fund performance during the period. The company saw its stock price pressured despite strong fundamentals in the underlying business. Paylocity provides cloud-based payroll and human-resources software targeted at smaller firms. Although Paylocity’s earnings release from early in the period contained an abundance of positive takeaways, the Fed’s focus on the red-hot U.S. labor market as a source of inflationary pressures may have spooked some investors. Because a portion of Paylocity’s pricing structure is tied to employee headcounts at customer firms, revenues are vulnerable to potential upticks in layoffs and attrition.

Silk Road Medical, Inc. was another large detractor for the 12-month period. The company provides medical devices used in its minimally invasive procedure (called Transcarotid Artery Revascularization, or TCAR) to treat blockages in the carotid artery. Silk Road’s stock price fell sharply after the Centers for Medicare & Medicaid Services (CMS) issued a proposed coverage decision placing traditional carotid stenting at the same reimbursement level as TCAR, a move some investors feared could hurt Silk Road’s revenues. Although CMS has leveled the playing field on reimbursements, we think that over time the competitive landscape may be shaped more by outcomes than by reimbursements.

OUTLOOK

We think most of our growth companies and their stocks have already adjusted to an environment of higher-for-longer interest rates. But recession fears have reemerged, and more specific concerns have grown regarding government infighting, global tensions and consumers’ well-being. A potential warning sign has been the increasing rate of theft at warehouses and retailers.

The managers at most of the consumer-centric companies we own have told us that underlying business conditions have been reasonably strong. But the managers have also said that they have some concerns about what lies ahead.

For our part, we don’t invest based on fears or predictions surrounding those fears. We buy high-quality companies with headroom for growth, significant returns on capital, healthy cash flows and low debt levels. We think these companies can weather a variety of economic scenarios. Moreover, we stay diversified with respect to sectors and factors like economic cyclicality and interest-rate sensitivity.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	21.51%	7.13%	10.48%

Core Growth (WIGRX) — Institutional	21.64%	7.27%	10.61%

Russell 2000® Growth Index	9.59%	1.55%	6.72%

Russell 2000® Index	8.93%	2.40%	6.65%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

HealthEquity, Inc.	3.9%

RBC Bearings, Inc.	3.6%

Kadant, Inc.	3.3%

Guidewire Software, Inc.	3.1%

Ensign Group, Inc.	3.0%

Company	% of Net Assets

ICON PLC	2.9%

Balchem Corp.	2.8%

Five Below, Inc.	2.8%

Hamilton Lane, Inc., Class A	2.8%

Trex Co., Inc.	2.8%

*

As of September 30, 2023, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Lead Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2023, the Wasatch Emerging India Fund — Investor Class gained 5.23% but underperformed its benchmark, the MSCI India Investable Market Index (IMI), which gained 13.07%.

India’s appeal as an alternative to China continued to encourage foreign inflows into Indian stocks. After pulling a record $17 billion from India’s equity market in 2022, global investors reversed that exodus in 2023, purchasing a net $17.2 billion of shares through September 1. With growth slowing in Europe, the U.S. and parts of Asia, India’s economy has outpaced developed-market economies and stood out from its emerging-market peers.

DETAILS OF THE YEAR

As oceans of money flowed into Indian equities from abroad, the Index benefited more than the Fund did. The financials sector was the Fund’s biggest source of underperformance relative to the benchmark as our stocks lagged those in the Index. Conversely, information-technology (IT) was a bright spot in the Fund. Our IT holdings outperformed their benchmark counterparts and overweight positioning in the sector was a plus.

Trent Ltd. was the top contributor to Fund performance for the year as the company delivered strong revenue growth. Trent operates a leading chain of retail stores specializing in fashion apparel, cosmetics, perfumes and toiletries. Management cited growing relevance for the company’s offerings, resilience in its business model and the attractiveness of its differentiated platform. Trent has continued to execute its expansion strategy, opening a significant number of new stores over the course of the year.

Persistent Systems Ltd. was also a strong contributor. The company provides outsourced software development to clients across a range of industries. Uncertainty in the global economic outlook had caused Persistent’s revenue growth to slow as customers pushed out spending and took longer to make decisions and sign contracts. The company’s share price moved significantly higher as the situation improved. Persistent stands to benefit from its strategic partnerships with hyperscaler cloud providers, which include Amazon Web Services (AWS), Microsoft and Google Cloud. Persistent is launching a suite of Google Cloud-powered solutions designed to help clients identify and implement opportunities to integrate generative AI (artificial intelligence) technologies into their businesses.

Aavas Financiers Ltd. was the largest detractor from Fund performance for the 12-month period. Aavas specializes in housing loans for low- and middle-income borrowers. Reports that founder, managing director and former CEO Sushil Agarwal had trimmed his ownership stake in the company impacted shares of Aavas in April. Although the move, which was part of a leadership transition, was unexpected and rattled investors, the stock has since recovered much of its lost ground. Fundamentals of the business remain quite solid in our view, and our research suggests the new managing director is highly qualified.

Another detractor was Avenue Supermarts Ltd. The company operates a chain of hypermarkets and supermarkets offering food, kitchenware, garments, footwear, toys, games, bath linens, electronics and other household items. Avenue’s stock was affected by a slowdown in earnings growth, which management attributed to lower sales contributions from apparel and general merchandise, which typically carry higher profit margins than food.

OUTLOOK

Over the past year or so, India’s industrialization has emerged as a potentially significant long-term theme in the Fund. In June, President Joe Biden hosted Indian Prime Minister Narendra Modi’s first state visit to the United States. The agenda included several deals in semiconductors and defense intended to improve military and economic ties between the two nations. India’s nascent foray into semiconductors is part of a broader push to establish a robust manufacturing sector capable of driving the country’s next stage of growth and development.

When investing in industrials, we pay close attention to the capacity utilization rate. Capacity utilization measures the current output of a business as a percentage of its potential output. As growth-oriented investors, we generally want to own companies whose capacity utilization is rising. A falling utilization rate may indicate weakening demand. A utilization rate that’s too high and rising too rapidly could force a business into a capital-spending cycle that compresses profit margins and reduces returns on capital. In a worst-case scenario, a company might have to raise more capital to build a costly new facility that may take many years to utilize fully. A better situation would be a business that can add capacity in a modular fashion, as needed.

The wave of industrialization sweeping across India has caused us to broaden our investment approach. While we continue to seek high-quality companies with strong cash flows and high returns on equity, we’re paying increased attention to firms with more room for fundamental improvement. Because these firms typically trade at less-expensive valuations than the highest-quality companies and stand to benefit more from broad-based improvement in India’s economy, we believe a wider approach to India is both justified and desirable.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging India (WAINX) — Investor	5.23%	11.10%	14.77%

Emerging India (WIINX) — Institutional	5.34%	11.26%	14.91%

MSCI India IMI Index	13.07%	10.83%	10.75%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.51% / Institutional Class: 1.38%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	9.4%

Elgi Equipments Ltd.	7.6%

HDFC Bank Ltd.	7.1%

AU Small Finance Bank Ltd.	7.0%

Trent Ltd.	6.2%

Company	% of Net Assets

Divi’s Laboratories Ltd.	5.5%

Persistent Systems Ltd.	5.1%

Dr Lal PathLabs Ltd.	4.7%

Cholamandalam Investment & Finance Co. Ltd.	4.1%

Vijaya Diagnostic Centre Pvt. Ltd.	4.0%

*

As of September 30, 2023, there were 31 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Neal Dihora and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Neal Dihora, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2023, the Wasatch Emerging Markets Select Fund — Investor Class gained 10.42%. The Fund underperformed the 11.70% gain of the benchmark MSCI Emerging Markets Index.

Emerging-market stocks performed reasonably well over the past 12 months despite fears that a prolonged period of high global interest rates would dampen growth prospects in the developing world. The state of China’s economy figured prominently in the minds of investors as the country’s lackluster recovery from zero-Covid lockdowns and trouble in the property market elicited calls for government stimulus. China was one of the Index’s weaker-performing markets. Although the Fund’s Chinese holdings underperformed their benchmark counterparts, our significantly underweight position offset much of the effect of stock selection.

India’s appeal as an alternative to China continued to encourage foreign inflows into Indian stocks. After pulling a record $17 billion from India’s equity market in 2022, global investors reversed course this year, purchasing a net $17.2 billion of shares through September 1, 2023. With growth slowing in Europe, the U.S. and parts of Asia, India’s economy has outpaced developed-market economies and stood out from its emerging-market peers. In what was a somewhat more speculative investment environment, our focus on what we believe are high-quality businesses gained less traction, and our Indian stocks underperformed their benchmark counterparts.

DETAILS OF THE YEAR

Taiwan was a significant detractor from the Fund’s performance relative to the benchmark. The underperformance was driven largely by holdings tied to exports of semiconductor chips. For example, the Fund’s largest individual detractor was Silergy Corp. The company manufactures integrated-circuit chips used in a wide array of electronic devices. Silergy’s shares have struggled in recent quarters amid competitive pressures and a weak demand environment, which we believe is cyclical and temporary. Lower expectations for the automotive segment of the business may also have dampened enthusiasm for the stock. Even so, Silergy’s value proposition and long-term prospects remain attractive in our view.

Another weak stock in the Fund was Sea Ltd., ADR. Based in Singapore, the company provides e-commerce, digital entertainment and financial services in Southeast Asia. Factors weighing on this holding included lackluster revenue growth tied to weak consumer sentiment throughout much of the region. Investors have also been concerned about how the company will balance growth with profitability going forward. Although we’re closely monitoring a new competitive threat, we believe Sea’s focus on earnings and core markets continues to support a positive long-term outlook.

MercadoLibre, Inc., a provider of e-commerce platforms and payment solutions in Latin America, was the top contributor to Fund performance for the year. MercadoLibre benefited from strong revenue growth helped by robust increases in total payment volume and gross merchandise volume.

Another strong performer was NU Holdings Ltd., the holding company for Nubank, one of the largest financial-technology (fintech) banks in Latin America. Investors seemingly took note as NU management cited the bank’s strong capital position, excess liquidity, efficient operations and ability to scale its platform by leveraging sustainable cost advantages. Moreover, increased market penetration in Brazil has been a key driver of growth for NU Holdings as it expands its product portfolios and international footprint.

OUTLOOK

The growing rivalry between China and the U.S. appears to be working to India’s advantage. Growing exports of electronics from India have been partially attributable to mobile phones produced in India as part of a broader China Plus One strategy adopted by manufacturers seeking to diversify their supply chains. For example, Apple now makes almost 7% of its iPhones in India, up sharply from around 1% in 2021.

India’s Production-Linked Incentive (PLI) scheme has also contributed to the recent surge in industrial expansion. Through the PLI and other priorities within the Make in India initiative, the Modi government seeks to boost manufacturing to 25% of GDP from around 14% currently.

For the most part, companies owned in the Fund have been meeting our expectations and continue to be on track for double-digit revenue and earnings growth. With the economic and geopolitical backdrops in heightened states of flux, however, we’ve become more attuned to short-term developments. These include incremental data points in the U.S., Europe and other developed markets that may significantly impact emerging economies. Rather than overreact, we seek to evaluate company news within its proper long-term context. Our goal in doing so is to determine whether short-term developments will likely impair a company’s outlook.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging Markets Select (WAESX) — Investor	10.42%	7.30%	4.51%

Emerging Markets Select (WIESX) — Institutional	10.61%	7.52%	4.75%

MSCI Emerging Markets Index	11.70%	0.55%	2.07%

MSCI Emerging Markets Mid Cap Growth Index	15.23%	1.55%	3.13%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class: 1.32% / Institutional Class: 1.14%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

MercadoLibre, Inc.	8.2%

Bajaj Finance Ltd.	8.1%

NU Holdings Ltd., Class A	6.6%

Globant SA	6.4%

HDFC Bank Ltd.	6.0%

Company	% of Net Assets

Voltronic Power Technology Corp.	4.9%

Lasertec Corp.	4.3%

WEG SA	4.2%

Raia Drogasil SA	4.0%

AU Small Finance Bank Ltd.	3.9%

*

As of September 30, 2023, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas, Kevin Unger and Anh Hoang.

Ajay Krishnan, CFA Lead Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Anh Hoang, CFA Associate Portfolio Manager

Scott Thomas, CFA

Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund — Investor Class gained 12.39% for the 12 months ended September 30, 2023. Over the same period, the benchmark MSCI

Emerging Markets Small Cap Index gained 23.06%.

Stocks generally did well in India, the most heavily weighted country in both the Index and the Fund. Record inflows from domestic retail clients forced some Indian small-cap stock funds to turn away new investors — a sign that speculative, indiscriminate buying had made reasonably valued small companies difficult to find in India. In that environment, our focus on what we believe are high-quality businesses gained less traction, and our Indian stocks underperformed.

Taiwan was also a source of underperformance relative to the benchmark. Soft overseas demand for semiconductor chips had sent Taiwan’s export-driven economy into recession during the first quarter of calendar year 2023. Beginning in May, however, enthusiasm about artificial intelligence (AI) reached a fever pitch, causing shares of technology-hardware manufacturers linked to AI microprocessors to surge. Although our group of Taiwanese stocks delivered a double-digit gain, they didn’t keep pace with the benchmark’s Taiwan component.

China’s economic rebound from zero-Covid lockdowns disappointed investors, intensifying calls for additional stimulus measures. Recent data pointed to a cooling economy, raising concerns about softening domestic demand, falling exports and the possibility for deflation. Because China was one of the worst-performing emerging markets in the Index over the past 12 months, the Fund benefited from underweight positioning relative to the benchmark.

DETAILS OF THE YEAR

Mexico contributed the most to the Fund’s relative performance helped by stock selection and overweight positioning. The top individual contributor to Fund performance for the year was Grupo Aeroportuario del Centro Norte SAB de CV. Often referred to as “OMA,” the company operates international airports in the northern and central regions of Mexico under contracts with the government. Pent-up demand for travel has raised passenger counts and boosted revenues at the company’s airports.

ASPEED Technology, Inc. was also a significant contributor. ASPEED is a fabless designer of integrated circuits, specializing in areas that include server management and audio-visual extensions. Enthusiasm about AI helped push ASPEED’s stock price higher. Investors reckoned that the massive data-processing requirements of AI’s large language models may lead to increased demand for the company’s chips.

Aavas Financiers Ltd. was the Fund’s largest detractor. Aavas specializes in housing loans for low- and middle-income borrowers. Reports that founder, managing director and former CEO Sushil Agarwal had trimmed his ownership stake in Aavas impacted its share price in April. The move, which was part of a leadership transition, was unexpected and rattled investors. Fundamentals of the business remain quite solid in our view, and our research suggests the new managing director is highly qualified.

Pet Center Comercio e Participacoes SA also detracted and was sold on deteriorating fundamentals. The company sells food, medicines, toys, beds and other products for pets in Brazil through its digital platform and retail stores. Increasing competition from online sellers is impacting Pet Center’s revenues and margins. With no immediate improvement in sight, we decided to move on.

OUTLOOK

The wave of industrialization sweeping across India has caused us to broaden our investment approach. While we continue to seek high-quality companies with strong cash flows and high returns on equity, we’re paying increased attention to firms with more room for fundamental improvement. Because these firms typically trade at less-expensive valuations than the highest-quality companies and stand to benefit more from broad-based improvement in India’s economy, we believe a wider approach to India is both justified and desirable.

Changes underway in Saudi Arabia have caught our attention as well. The world’s largest exporter of petroleum, Saudi Arabia is benefiting as crude oil fetches higher prices on world markets. More important, the Saudi government is taking steps to diversify the economy away from the oil industry, which currently accounts for about 45% of GDP. Facilitated by other key initiatives designed to improve the investment environment and make the kingdom a more desirable place to live and work, Saudi Arabia may be on the cusp of a major long-term transformation. We’ve initiated positions in two Saudi companies in the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	12.39%	6.37%	3.80%

Emerging Markets Small Cap (WIEMX) — Institutional	12.66%	6.57%	3.93%

MSCI Emerging Markets Small Cap Index	23.06%	6.45%	4.57%

MSCI Emerging Markets Index	11.70%	0.55%	2.07%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.91% / Institutional Class: 1.78%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

AU Small Finance Bank Ltd.	6.6%

Voltronic Power Technology Corp.	5.8%

Globant SA	5.7%

Persistent Systems Ltd.	4.7%

Grupo Aeroportuario del Centro Norte SAB de CV	4.2%

Company	% of Net Assets

LEENO Industrial, Inc.	3.9%

Qualitas Controladora SAB de CV	3.6%

Trent Ltd.	3.6%

Aavas Financiers Ltd.	3.2%

Raia Drogasil SA	3.1%

*

As of September 30, 2023, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

During 2022, rising interest rates and inflation sapped investor enthusiasm for growth-oriented stocks. However, as it appeared that many central banks were near the end of their rate-hiking cycles, investors began to reward the strong operating results of many of our companies, leading to significant gains for many stocks in the portfolio.

In this environment, the Wasatch Frontier Emerging Small Countries Fund — Investor Class gained 16.73% for the 12 months ended September 30, 2023, outperforming the benchmark MSCI Frontier Emerging Markets Index, which returned 13.60%.

DETAILS OF THE YEAR

MercadoLibre, Inc. was the Fund’s top individual contributor to performance for the year. The U.S.-traded company, which is headquartered in Uruguay, operates an online e-commerce, payments, and credit system in 18 Latin American countries. MercadoLibre has experienced considerable growth this year, and strong operating results have pushed the stock higher. We believe MercadoLibre has a long runway for growth as digital payments and e-commerce shopping keep gaining traction in Latin America.

Mexico’s Qualitas Controladora SAB de CV was another top performer. The auto insurer is rebounding from a difficult period when mobility trends and accident frequency returned to pre-pandemic levels while inflation simultaneously increased the cost of spare parts for vehicle repairs. As the company and industry peers raise prices and inflation settles down, we think profitability should recover on the back of improving underwriting results and the company’s investment portfolio benefiting from higher interest rates. Looking ahead, we continue to like the company’s long-term growth potential and stability as the market leader in an underpenetrated Mexican insurance market.

Vietnamese information-technology (IT) provider FPT Corp. also contributed. In September, FPT reported eight-month results that included solid revenue and earnings growth. In addition, FPT has outpaced rivals in penetrating the important Japanese market. The company also benefits from a twofold labor advantage: wages for software engineers are lower in Vietnam than in China or India; and FTP has forward-looking recruitment, training and talent-development programs that attract top talent within the country.

Mobile World Investment Corp. was the largest detractor from Fund performance. Mobile World is a Vietnamese retailer of digital devices and consumer electronics. More recently, the company began building out a grocery and pharmacy business. We sold the stock because we believe the potential for slowing electronic sales could be a headwind for the company. Further, we believe some of Mobile World’s core businesses have reached market saturation. In addition, management is having trouble finding the right expansion strategy for the grocery format, and has been changing the format strategy every few quarters.

Another large detractor was Dlocal Ltd. Based in Uruguay, the company offers payment solutions world-wide. Dlocal’s stock price fell sharply in November after an investment-research firm published a short-sale report containing scathing allegations. The company subsequently issued a targeted rebuttal and announced a share-buyback plan. We sold the stock to pursue other ideas that represented better opportunities.

Wilcon Depot, Inc., the leading operator of home-improvement stores in the Philippines, also detracted. Wilcon’s earnings growth decelerated recently due to persistent inflation, which increases costs for the company and reduces demand for large home improvement projects. However, we still like the company. Wilcon enjoys a scale advantage relative to smaller, independent home-improvement stores. This has given Wilcon more bargaining power with suppliers, allowing it to offer a wider selection of goods at better prices.

OUTLOOK

While an economic slowdown in developed markets would be an undeniable headwind for frontier and emerging-market countries, we believe their economies, and more specifically the companies in which we invest, are well-positioned to weather tougher macroeconomic conditions. Many frontier- and small emerging-market economies are ahead of the developed world in addressing inflation and are further along in their respective rate cycles.

Separately, the firms in which we invest tend to have strong balance sheets, and many have a history of generating high levels of return on invested capital. Such traits should help them withstand an economic slowdown, in our view. Further, many of these businesses are tied to secular trends that we believe could push forward even if the economic environment deteriorates.

Given the confidence we have in our holdings, the Fund’s positioning hasn’t changed much. The two most heavily weighted sectors in the Fund are IT and financials, where we own many businesses driven by financial technology (fintech). We believe our holdings in both sectors are enabling a digital transformation that will benefit businesses and consumers across frontier and small emerging markets.

While we continue to look for new investment opportunities, we feel constructive about the growth potential of our Fund as it stands today.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Frontier Emerging Small Countries (WAFMX) — Investor	16.73%	2.80%	-0.07%

Frontier Emerging Small Countries (WIFMX) — Institutional	17.34%	3.02%	0.12%

MSCI Frontier Emerging Markets Index	13.60%	-1.09%	-0.03%

MSCI Frontier Markets Index	6.48%	1.63%	2.25%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.29%, Net: 2.19% / Institutional Class — Gross: 2.08%, Net: 1.99%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

FPT Corp.	10.8%

Bajaj Finance Ltd.	9.2%

MercadoLibre, Inc.	8.2%

Bank for Foreign Trade of Vietnam JSC	6.4%

Qualitas Controladora SAB de CV	6.4%

Company	% of Net Assets

NU Holdings Ltd., Class A	6.3%

Globant SA	4.5%

WEG SA	3.9%

Raia Drogasil SA	3.8%

DCVFMVN Diamond ETF	3.7%

*

As of September 30, 2023, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

Global equities rallied for much of the 12-month period ended September 30, 2023, driven in part by signs that inflation may have peaked in some economies. This gave investors hope that central banks may be near the end of their interest-rate hiking cycles. Strong economic data, particularly in the U.S., also helped drive stocks higher. While equities ended the period with gains, markets turned lower in the third quarter of 2023 after the U.S. Federal Reserve (Fed) indicated it may leave interest rates higher for longer than originally anticipated.

During this period, The Wasatch Global Opportunities Fund — Investor Class gained 12.76% but underperformed its benchmark, the MSCI AC (All Country) World Small Cap Index, which was up 15.24%

DETAILS OF THE YEAR

Silk Road Medical, Inc. was the largest detractor from Fund performance for the 12-month period. The U.S. company provides medical devices used in its minimally invasive procedure (called Transcarotid Artery Revascularization, or TCAR) to treat blockages in the carotid artery. Silk Road’s stock price fell sharply after the Centers for Medicare & Medicaid Services (CMS) issued a proposed coverage decision placing traditional carotid stenting at the same reimbursement level as TCAR, a move some investors feared could hurt Silk Road’s revenues. Although CMS has leveled the playing field on reimbursements, we think that over time the competitive landscape may be shaped more by outcomes than by reimbursements.

Another large detractor was Aavas Financiers Ltd. An Indian non-bank financial company, Aavas specializes in housing loans for low- and middle-income borrowers. In the fourth quarter of 2022, the stock was down after management announced plans to sustain elevated investment spending on technology to support the company’s future growth. Later in the period, reports that the firm’s founder, managing director and former CEO Sushil Agarwal had trimmed his ownership stake in the company further weighed on the stock. We continue to like Aavas. Fundamentals of the business remain solid in our view.

Saia, Inc. was the top contributor to performance. The U.S. transport company creates efficiencies by combining goods from multiple shippers that alone would fill “less than a full truckload.” News that a competing trucking company was shutting down operations and filing for bankruptcy boosted the stock as investors foresaw possible increased demand for Saia’s services. Over the long term, we think Saia’s specialized logistics capabilities will continue to be in especially high demand.

Another top contributor was BayCurrent Consulting Inc., a Japan-based business-management and information-technology (IT) consultant. Positive operating results, including solid revenue growth, drove the stock higher during the period. Demand for digital-transformation projects, a key area of focus for BayCurrent, continues to be strong. Japan’s digitalization progress lags that of many countries. The pandemic and work-from-home environment underscored its need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe domestic IT consultants such as BayCurrent have a strong home-country advantage relative to global competitors.

OUTLOOK

While uncertainty remains about how long the Fed will keep rates high, we believe we’re near the top of the interest-rate cycle. As such, we don’t expect a large valuation reset for growth stocks. Instead, we think investors’ attention may turn to companies that can thrive in a higher-for-longer interest-rate environment. It will be a difficult landscape for many businesses.

In the past year, the cost of capital for businesses has increased substantially. Companies that relied on inexpensive debt to fund growth initiatives may have to pare back those plans now. Meanwhile, as central banks leave interest rates high, the risk of a global recession increases. That would be a headwind to corporate earnings for almost any company, but particularly those with cyclical business models.

We believe an environment of slower growth and rising capital costs should favor the types of high-quality growth companies Wasatch seeks. Our investment process focuses on firms with strong balance sheets, low levels of debt and a steady history of earnings growth and cash flow generation. We think these self-funded businesses can continue to carry out their growth plans during difficult periods that may force their competitors to retrench.

In a higher-for-longer rate regime that creates operating headwinds for many businesses, we expect the market to reward the stocks of companies that can grow through that cycle. And we feel very good about our companies’ ability to do that.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	12.76%	6.02%	7.92%

Global Opportunities (WIGOX) — Institutional	12.94%	6.17%	8.05%

MSCI AC World Small Cap Index	15.24%	3.53%	6.16%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.50% / Institutional Class — Gross: 1.38%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

AU Small Finance Bank Ltd.	4.6%

HealthEquity, Inc.	3.7%

BayCurrent Consulting, Inc.	3.6%

Ensign Group, Inc.	3.5%

Globant SA	3.4%

Company	% of Net Assets

RBC Bearings, Inc.	3.2%

Five Below, Inc.	2.8%

Saia, Inc.	2.8%

Trex Co., Inc.	2.5%

Medpace Holdings, Inc.	2.4%

*

As of September 30, 2023, there were 62 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

Global equities rallied for much of the 12-month period ended September 30, 2023, driven in part by signs that inflation may have peaked in some economies. This gave investors hope that central banks may be near the end of their interest-rate hiking cycles. Strong economic data, particularly in the U.S., also helped drive stocks higher. While equities ended the period with gains, markets turned lower in the third quarter of 2023 after the Federal Reserve indicated it may leave interest rates higher for longer than originally anticipated.

During this period, the Wasatch Global Select Fund —Investor Class gained 17.80% but underperformed its benchmark, the MSCI AC (All Country) World Index, which was up 20.80%.

DETAILS OF THE YEAR

GMO Payment Gateway, Inc. was the largest detractor from Fund performance during the 12-month period. The Japan-based company provides credit-card transaction services for e-commerce firms. GMO’s stock was down after its management team suggested that as the company becomes a more strategic payment partner to larger companies, its growth rate could become more volatile from period to period — though we believe it should still achieve its mid-term target of a 25% earnings growth rate. We were less concerned about the guidance. As GMO expands its value proposition and works on bigger projects, we’re not surprised to see its growth follow a less linear path. We also believe that as the company grows larger, it wouldn’t be surprising if the company adjusts its long-term profit growth target to a 20% compound annual growth rate, or slightly higher. That growth is still impressive in our view.

Silergy Corp. was another large detractor. Silergy manufactures integrated-circuit chips used in a wide array of electronic devices. The company’s shares have struggled in 2023 amid competitive pressures and a weak demand environment, which we believe is cyclical and temporary. Lower expectations for the automotive segment of the business may also have dampened enthusiasm for the stock. Even so, Silergy’s value proposition and long-term prospects remain attractive in our view.

The largest contributor to Fund performance was Copart, Inc., a global provider of online vehicle auction and remarketing services to automotive resellers such as insurance, rental car, fleet and finance companies. Solid operating results continued to drive the stock higher during the period. Copart is one of the largest holdings in the portfolio, and we continue to like the value proposition of its marketplace for automobile buyers and sellers.

Old Dominion Freight Line, Inc. was another top contributor. The company creates efficiencies by combining goods from multiple shippers that alone would fill “less than a full truckload.” News that a competing trucking company was shutting down operations and filing for bankruptcy was a catalyst for the stock as investors foresaw possible increased demand for Old Dominion’s services. Over the long term, we think Old Dominion’s logistics capabilities will continue to be in high demand.

OUTLOOK

While uncertainty remains about how long the U.S. Federal Reserve will keep rates high, we believe we’re near the top of the interest-rate cycle. As such, we don’t expect a large valuation reset for growth stocks. Instead, we think investors’ attention may turn to companies that can thrive in a higher-for-longer interest-rate environment. It will be a difficult landscape for many businesses.

In the past year, the cost of capital for businesses has increased substantially. Companies that had relied on inexpensive debt to fund growth initiatives may have to pare back those plans now. Meanwhile, as central banks leave interest rates high, the risk of a global recession increases. That would be a headwind to corporate earnings for almost any company, but particularly those with cyclical business models.

We believe an environment of slower growth and rising capital costs should favor the types of high-quality growth companies that Wasatch seeks — firms with strong balance sheets, low levels of debt and a steady history of earnings growth and cash flow generation. In a higher-for-longer rate regime that creates operating headwinds for many businesses, we expect the market to reward the stocks of companies that can grow through that cycle. And we feel very good about our companies’ ability to do that.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	17.80%	3.83%

Global Select (WGGSX) — Institutional	18.25%	4.24%

MSCI AC World Index	20.80%	7.77%

MSCI AC World Mid Cap Growth Index	17.15%	5.26%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 2.35%, Net: 1.35% / Institutional Class — Gross: 1.53%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Roper Technologies, Inc.	5.3%

Amphenol Corp., Class A	5.1%

Bajaj Finance Ltd.	4.9%

Copart, Inc.	4.6%

ICON PLC	4.0%

Company	% of Net Assets

BayCurrent Consulting, Inc.	3.9%

Old Dominion Freight Line, Inc.	3.9%

HealthEquity, Inc.	3.8%

Pool Corp.	3.7%

HDFC Bank Ltd.	3.6%

*

As of September 30, 2023, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2023, the Wasatch Global Value Fund — Investor Class gained 16.16%, while the benchmark MSCI AC (All Country) World Value Index rose 16.98%.

Global equities finished the fourth quarter of calendar year 2022 in positive territory. Market gains were concentrated in October and November when signs of peaking inflation and less hawkish commentary from the U.S. Federal Reserve raised hopes that the central bank would end its interest-rate hiking cycle in early 2023. Also supporting sentiment, the Chinese government began to ease the zero-Covid policy that had weighed on global economic growth for much of 2022.

Market sentiment remained generally optimistic in the first half of calendar year 2023. But stocks world-wide headed lower in the third quarter of 2023 as rising oil prices added to increasing investor concerns that global central banks would keep interest rates “higher for longer” in order to tamp down inflation. In addition, softening economic data in the U.S. and Europe, along with continued instability in China’s overleveraged property sector, raised the prospect of slowing global growth.

DETAILS OF THE YEAR

Among sectors, consumer discretionary and communication services detracted most significantly from Fund performance on an absolute basis and relative to the benchmark. Contributions to relative performance were led by positioning within financials and energy, where our holdings outperformed their benchmark counterparts.

TotalEnergies SE was a top contributor to Fund performance for the period. The French energy company benefited from the sharp rise in global crude-oil prices, as well as from strength in European natural-gas prices. In addition, the company’s results benefited from historically wide refining margins, given capacity constraints in the wake of the Ukraine conflict. Finally, the company’s annual Investor Day presentation was well-received, featuring plans for additional share buybacks and dividend increases.

Dutch multinational bank ING Groep NV, ADR was another leading contributor during the period. Sentiment with respect to banks benefited from higher net interest margins with the rise in interest rates. In addition, ING’s earnings in the fourth quarter of 2022 surprised to the upside, while credit guidance and loss provisions remained in line with or better than expectations despite concerns that high inflation and interest rates were taking a toll on consumers. ING also implemented a major share buyback program in 2022 on top of paying a special dividend.

The largest detractor from Fund performance for the 12-month period was South Korean casino operator Kangwon Land, Inc. The company operates Korea’s only casino that’s open to the country’s citizens. Results were negatively impacted by a slower-than-expected recovery from Covid-19, which weighed on casino traffic. An exacerbating factor in the company’s weakness stemmed from many high-rolling, VIP Korean gamblers becoming accustomed to frequenting Macau, a special administrative region of China referred to as “The Las Vegas of Asia.” In addition, Kangwon’s results were squeezed on the expense side as the company invested in facility upgrades designed to expand capacity and improve customer experience. We chose to exit our position.

Facebook parent Meta Platforms, Inc. was another laggard in the 12-month period. In the fourth quarter of calendar year 2022, the market was caught off guard by guidance with respect to Meta’s capital expenditures. Meta had been investing heavily in product development related to virtual reality, losing billions of dollars on a quarterly basis on an initiative not expected to become profitable for some years out. This was despite a deteriorating backdrop in a slowing economy with respect to digital-advertising spending, the company’s main source of revenue. Management had previously signaled that it was prepared to curtail investment in its Reality Labs segment in 2023, pending an improved operating environment for Meta’s core platform, but later reversed course. We exited the position.

OUTLOOK

We’ve been skeptical of the “soft landing” narrative that has prevailed recently. As such, we continue to view a recession at some point in 2024 as more likely than not as the economy digests the impact of the increases in borrowing costs already implemented by central banks. Given this outlook, we’ve adopted an increasingly defensive stance, moving into less-expensive areas of the market that feature more stable earnings and higher dividends. This stance worked against us to some degree in recent months as the rise in Treasury yields weighed on high-dividend, bond-surrogate sectors such as utilities and real estate, but we believe it leaves us well-positioned for what we think will be an inevitable economic slowing.

As always, regardless of the short-term direction of the markets, we’ll continue to adhere to our discipline in selecting stocks in response to a shifting macroeconomic and geopolitical backdrop.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	16.16%	5.88%	7.17%

Global Value (WILCX) — Institutional	16.23%	6.02%	7.31%

MSCI AC World Value Index	16.98%	3.97%	5.27%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.20%, Net: 1.10% / Institutional Class — Gross: 1.14%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

TotalEnergies SE	5.3%

Johnson & Johnson	4.8%

Novartis AG	4.5%

Duke Energy Corp.	4.2%

Exelon Corp.	4.0%

Company	% of Net Assets

KT&G Corp.	4.0%

Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	3.5%

Union Pacific Corp.	3.5%

Bristol-Myers Squibb Co.	3.3%

United Overseas Bank Ltd.	3.2%

*

As of September 30, 2023, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Greater China Fund — Investor Class was down -13.75% during the 12 months ended September 30, 2023, while the benchmark MSCI China Index gained 5.24%.

Chinese equities were volatile during the period. Stocks in China rallied in late 2022 and early 2023, fueled by the government’s decision to lift pandemic-related social restrictions. However, soft economic data, rising geopolitical tensions and concern about China’s real-estate sector created negative investor sentiment toward the country and weighed on Chinese equities later in the period.

DETAILS OF THE YEAR

Among sectors, the Fund’s overweight to consumer staples, stock selection in information technology and underweight to communication services detracted most from performance relative to the benchmark for the 12-month period.

Foshan Haitian Flavouring & Food Co. Ltd. was the largest detractor from Fund performance for the period. The company produces soy sauce, oyster sauce and other condiments. Weaker earnings results weighed on the stock late in 2022, but we continue to like the company. Inventory in some of Haitian’s distribution channels has built up, but we expect revenue to pick up as that headwind eases. Over the long term, we expect the company to do well amid consolidation of the condiment market and China’s growing consumer preference for premium condiment brands.

Silergy Corp. was another large detractor. Silergy manufactures integrated-circuit chips used in a wide array of electronic devices. The company’s shares struggled in 2023 amid competitive pressures and a weak demand environment, which we believe is cyclical and temporary. Lower expectations for the automotive segment of Silergy’s business may also have dampened enthusiasm for the stock. Even so, the company’s value proposition and long-term prospects remain attractive in our view.

The largest contributor to Fund performance for the period was Airtac International Group. Headquartered in Taiwan, the company manufactures pneumatic actuators for industrial automation systems. The stock rose in 2023 as China continued its reopening from the pandemic, and investors anticipated a significant uptick in factory production and increased demand for Airtac’s actuators and their replacement products. While reopening benefited Airtac in 2023, we believe there are opportunities for longer-term growth as Chinese businesses increasingly depend on factory automation to improve efficiency and replace an aging workforce.

Shenzhen Inovance Technology Co. Ltd. was another top contributor. The company develops and manufactures a range of industrial automation products for different industries. Inovance’s most recent operating results were strong in our view, and we believe they were particularly impressive given weakness in China’s manufacturing sector. Like Airtac, we believe Inovance is poised for long-term growth tied to increased automation in China. We believe that Inovance, as China’s leading automation company, also benefits from import substitution, which has helped the company consistently gain market share over the past two decades. Further, we like Inovance’s expansion into several promising end markets, including robotics. Put together, we believe these factors hold the potential for sustainable annual revenue growth in excess of 20% for the next several years.

OUTLOOK

China’s economy is facing headwinds. The country is experiencing a real-estate downturn, simmering geopolitical tensions and weaker-than-expected consumer spending coming out of the pandemic lockdown, to name a few.

But these challenges may not be as bad as doomsday headlines suggest. We don’t believe indebtedness among property developers will set off a financial crisis, and we think the government has enough liquidity to address problems and prevent a significant level of financial contagion.

Regarding consumer spending, a stalled property market has made consumers more cautious about purchases, but consumers haven’t stopped spending altogether. When we visited China in 2023, we saw a lot of “consumption downgrading.” Consumers have pared back spending on luxury items and more expensive restaurants — but they’re still going out.

Meanwhile, geopolitical outcomes are tough to predict. While geopolitics are a concern, in some ways the decoupling of the U.S. and Chinese economies helps make a case for investing in China over the long term. As China and the West become less integrated, we believe two separate spheres of innovation could develop. And we believe long-term global investors could benefit from having exposure to both those spheres.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	Since Inception 11/30/2020

Greater China (WAGCX) — Investor	-13.75%	-20.84%

Greater China (WGGCX) — Institutional	-13.56%	-20.87%

MSCI China Index	5.24%	-17.39%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class — Gross: 3.56%, Net: 1.62% / Institutional Class — Gross: 2.61%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

H World Group Ltd.	5.9%

Kweichow Moutai Co. Ltd., Class A	5.5%

Airtac International Group	5.3%

Shenzhen Inovance Technology Co. Ltd., Class A	5.1%

Tencent Holdings Ltd.	5.0%

Company	% of Net Assets

Wuxi Biologics Cayman, Inc.	4.4%

Techtronic Industries Co. Ltd.	4.0%

Silergy Corp.	4.0%

Chailease Holding Co. Ltd.	3.9%

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3.7%

*

As of September 30, 2023, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International equities rallied for much of the 12-month period ended September 30, 2023, driven in part by signs that inflation may have peaked in some economies. This raised hopes that central banks may be near the end of their interest-rate hiking cycles. Strong economic data in select countries also helped drive stocks higher. While equities ended the period with gains, markets turned lower in the third quarter of 2023 after the U.S. Federal Reserve indicated it may leave interest rates higher for longer than originally anticipated.

In this environment, the Wasatch International Growth Fund — Investor Class gained 7.84% during the period but underperformed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which rose 19.01%.

DETAILS OF THE YEAR

For the 12-month period, the Fund’s holdings in the information-technology (IT) and health-care sectors underperformed those in the benchmark and detracted from relative performance. On a geographic basis, the Fund’s holdings in Japan and Italy detracted most from relative results. However, the Fund’s overweight position in Mexico and stock selection in Australia contributed to relative performance.

The largest detractor from Fund performance during the year was Pet Center Comercio e Participacoes SA. The Brazil-based company sells food, medicines, toys, beds and other pet products through its digital platform and retail stores. Increasing competition from online sellers has impacted Pet Center’s revenues and margins. With no immediate improvement in sight, we decided to move on and sold the stock.

Another large detractor was Endava PLC, a British IT-services company. Cyclical concerns weighed on the company’s stock after Endava lowered its guidance, anticipating a temporary slowdown in global IT spending. We viewed the stock-price decline as an attractive buying opportunity, and we added to our position. While revenue growth could be slower in the next few quarters, we believe Endava is tied to powerful long-term secular growth trends. The firm specializes in digital-transformation consulting, agile software development and various automation solutions. Digital transformation will continue to be a business imperative for most firms over the next several years, and we think Endava will play a critical role in helping many companies pivot their operations.

The top contributor to Fund performance for the 12-month period was Grupo Aeroportuario del Centro Norte SAB de CV, a Mexico-based international airport operator known as “OMA.” The company, which has government contracts to run 13 airports in northern and central Mexico, has benefited from a rebound in travel as the post-pandemic environment unleashed pent-up demand. Early in 2023, OMA reported earnings that included an 11.8% increase in net income and a 20.7% jump in passenger traffic compared with the prior-year quarter. Traffic has now surpassed pre-pandemic levels, the company said.

Canadian bank EQB, Inc. was another top contributor during the period. Strong earnings results propelled the stock higher during the second quarter of 2023. We spent time with management in Canada this year and continue to like the business. The conservatively managed alternative lender targets its lending and services in niche market segments where Canada’s six largest banks don’t typically compete. EQB’s market leadership position in these specialized markets has allowed it to grow a profitable business in a relatively low-risk fashion. The company’s focus on digital and online banking has also been disruptive, allowing it to quickly grow deposits and customers.

OUTLOOK

With central banks indicating they will likely keep interest rates higher for longer than they anticipated heading into the year, the macroeconomic outlook has turned murkier. At a minimum, the operating environment for businesses could become more challenging.

Already, rising interest rates have increased businesses’ cost of capital considerably. And in an inflationary environment, other cost pressures remain elevated. An economic downturn would be another headwind for corporate earnings.

While this sounds negative, we feel positive about the companies we hold going into a potentially challenging environment. At Wasatch, our focus is on high-quality companies.

The key characteristics we seek in companies include strong balance sheets, high levels of return on invested capital (ROIC) and a long history of free cash flow growth.

We believe these traits will enable our companies to withstand a tough operating environment better than many of their competitors. In fact, in prior downturns, we’ve seen our businesses go on the offensive when their competitors are back on their heels. So while we’re uncertain about what higher interest rates will mean for the economy, we feel good about the companies we own in an uncertain environment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	7.84%	-2.77%	2.11%

International Growth (WIIGX) — Institutional	7.92%	-2.67%	2.19%

MSCI AC World ex USA Small Cap Index	19.01%	2.58%	4.35%

MSCI World ex USA Small Cap Index	17.32%	1.28%	4.13%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.44% / Institutional Class: 1.33%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	3.5%

Descartes Systems Group, Inc.	3.3%

Diploma PLC	3.2%

AU Small Finance Bank Ltd.	3.0%

JMDC, Inc.	3.0%

Company	% of Net Assets

EQB, Inc.	2.9%

SMS Co. Ltd.	2.7%

CAE, Inc.	2.6%

CyberArk Software Ltd.	2.5%

Voltronic Power Technology Corp.	2.5%

*

As of September 30, 2023, there were 68 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

For the 12-month period ending September 30, 2023, the Wasatch International Opportunities Fund — Investor Class gained 8.37%, trailing the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was up 19.01%.

International equities rallied for much of the 12-month period, driven in part by signs that inflation may have peaked in some economies. This raised hopes that central banks may be near the end of their interest-rate hiking cycles. Strong economic data in select countries also drove stocks higher. While equities ended the period with gains, markets turned lower in the third quarter of 2023 after the U.S. Federal Reserve indicated it may leave interest rates higher for longer than originally anticipated.

DETAILS OF THE YEAR

The largest detractor from Fund performance during the 12-month period was Kin & Carta PLC, a trans-Atlantic, digital-transformation consultancy. Disappointing earnings results for the first half of the company’s fiscal year weighed on the stock. Management cited worsening economic conditions as a reason for the slowdown in revenue. We like the company’s exposure to digital transformation, which is a theme in our portfolio as digital transformation is a key priority for businesses around the world. But Kin & Carta lacks the scale and diversity of some of its competitors, so it was disproportionately hurt by some large project delays and postponements. Going forward, we’ll continue to monitor how Kin & Carta can manage this period and continue to grow scale.

Another large detractor was Aavas Financiers Ltd. An Indian non-bank financial company, Aavas specializes in housing loans for low- and middle-income borrowers. In the fourth quarter of 2022, the stock was down after management announced plans to sustain elevated investment spending on technology to support the company’s future growth. Later in the period, reports that the firm’s founder, managing director and former CEO Sushil Agarwal had trimmed his ownership stake in the company further weighed on the stock. We continue to like Aavas. Fundamentals of the business remain solid in our view.

Pro Medicus Ltd. was the largest contributor to Fund performance during the period. The Australia-based medical-imaging specialist reported strong operating results for its 2023 financial year. An announcement that Pro Medicus’ subsidiary, Visage Imaging, had signed a 10-year contract to provide enterprise-wide image distribution at one of the largest not-for-profit health-care systems in the U.S. also drove the stock higher. Pro Medicus is one of the largest holdings in our portfolio, and our thesis on the stock is unchanged. The company offers new technology that makes it easier for hospital professionals to archive digital images and retrieve them more quickly than prior technologies. The company has already won contracts for its digital imaging and storage solutions with some of the world’s preeminent hospitals and clinics, and we believe more hospital systems will follow.

Another top contributor was Grupo Aeroportuario del Centro Norte SAB de CV, a Mexico-based international airport operator known as “OMA.” The company, which has government contracts to run 13 airports in northern and central Mexico, has benefited from a rebound in travel as the post-pandemic environment unleashed pent-up demand. Early in 2023, OMA reported earnings that included an 11.8% increase in net income and a 20.7% jump in passenger traffic compared with the prior-year quarter. Traffic has now surpassed pre-pandemic levels.

OUTLOOK

With central banks indicating they will likely keep interest rates higher for longer than they anticipated heading into the year, the macroeconomic outlook has turned murkier. At a minimum, the operating environment for businesses could become more challenging.

Already, rising interest rates have increased businesses’ cost of capital considerably. And in an inflationary environment, other cost pressures remain elevated. An economic downturn would be another headwind for corporate earnings.

While this sounds negative, we feel positive about the companies we hold going into a potentially challenging environment. At Wasatch, our focus is on high-quality companies.

The key characteristics we seek in companies include strong balance sheets, high levels of return on invested capital (ROIC) and a long history of free cash flow growth.

We believe these traits enable our companies to withstand a tough operating environment better than many of their competitors. In fact, in prior downturns, we’ve seen our businesses go on the offensive when their competitors are back on their heels. So while we’re uncertain about what higher interest rates will mean for the economy, we feel good about the companies we own in an uncertain environment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	8.37%	-1.31%	4.19%

International Opportunities (WIIOX) — Institutional	8.24%	-1.30%	4.31%

MSCI AC World ex USA Small Cap Index	19.01%	2.58%	4.35%

MSCI World ex USA Small Cap Index	17.32%	1.28%	4.13%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 1.96% / Institutional Class: 1.91%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Japan Elevator Service Holdings Co. Ltd.	3.1%

Johns Lyng Group Ltd.	3.1%

Pro Medicus Ltd.	3.0%

DiscoverIE Group PLC	2.9%

JTC PLC	2.9%

Company	% of Net Assets

Bytes Technology Group PLC	2.7%

SIGMAXYZ Holdings, Inc.	2.4%

Atoss Software AG	2.3%

Nexus AG	2.3%

Qualitas Controladora SAB de CV	2.3%

*

As of September 30, 2023, there were 80 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International equities rallied for much of the 12-month period ended September 30, 2023, driven in part by signs that inflation may have peaked in some economies. This gave investors hope that central banks may be near the end of their interest-rate hiking cycles. Strong economic data in select countries also played a role in driving stocks higher. While equities ended the period with gains, markets turned lower in the third quarter of 2023 after the Federal Reserve indicated it may leave interest rates higher for longer than originally anticipated.

In this environment, the Wasatch International Select Fund — Investor Class gained 15.17% but underperformed the benchmark MSCI EAFE Index, which was up 25.65%.

DETAILS OF THE YEAR

Adyen NV was the largest detractor from Fund performance during the 12-month period. The Dutch payments processor allows businesses to facilitate e-commerce, mobile and point-of-sale payments from customers. Adyen’s stock price plunged after its first-half earnings for 2023 fell below consensus estimates. Sales growth was slower than expected, and hiring costs hurt profit margins during the period. While the results were disappointing, we continue to like the company. The continued hiring is largely the result of planned product development and expansion to new customer bases, and we believe these investments should improve growth in 2024 and beyond. Going forward, we believe Adyen plays an important role in addressing businesses’ need to streamline payments that come from multiple channels.

GMO Payment Gateway, Inc. was another detractor. The Japan-based company provides credit-card transaction services for e-commerce firms. GMO’s stock was down after its management team suggested that as the company becomes a more strategic payment partner to larger companies, its growth rate could become more volatile from period to period, though we believe it should still achieve its mid-term target of a 25% earnings growth rate. We were less concerned about the guidance. As GMO expands its value proposition and works on bigger projects, we’re not surprised to see its growth follow a less linear path. We also believe that as the company grows larger, it wouldn’t be surprising if the company adjusts its long-term profit growth target to a 20% compound annual growth rate — or slightly higher. That growth is still impressive, in our view.

The most significant contributor to the Fund’s performance during the period was BayCurrent Consulting, Inc., a Japan-based business-management and information-technology (IT) consultant. Positive operating results, including solid revenue growth, drove the stock higher during the period. Demand for digital-transformation projects, a key area of focus for BayCurrent, continues to be strong. Japan is behind many countries when it comes to digitalization. The pandemic and work-from-home environment underscored its need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe domestic IT consultants such as BayCurrent have a strong home-country advantage relative to global competitors.

Another top contributor was Hermes International. The French luxury-design house specializes in handbags, leather goods, jewelry, clothing and lifestyle accessories, including its globally famous and highly coveted Birkin bags. Strong sales results for the fourth quarter of 2022 propelled the stock, as did investor expectations that luxury-goods spending will increase as more consumers travel internationally and shop. We continue to think Hermes’ management team has managed its brands well, helping the company command a relatively high degree of pricing power.

OUTLOOK

With central banks indicating they will likely keep interest rates higher for longer than they anticipated, the macroeconomic outlook has turned murkier. But at minimum, we expect the operating environment for businesses in the coming quarters to be challenging.

Already, rising interest rates have increased businesses’ cost of capital considerably. And in an inflationary environment, other cost pressures remain elevated. An economic downturn would be another headwind for corporate earnings.

While this sounds negative, we feel positive about the companies we hold going into a potentially challenging environment. At Wasatch, our focus is on high-quality companies. The key characteristics we seek in companies include strong balance sheets, high levels of return on invested capital (ROIC) and a long history of steady free cash flow growth.

We believe these high-quality traits enable our companies to withstand a tough operating environment better than many of their competitors. In fact, in prior downturns, we’ve seen our businesses go on the offensive when their competitors are back on their heels.

So, while we’re uncertain about what higher interest rates will mean for the global economy, we feel good about the companies we own in an uncertain environment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	15.17%	0.62%

International Select (WGISX) — Institutional	15.76%	1.06%

MSCI EAFE Index	25.65%	4.41%

MSCI EAFE Mid Cap Growth Index	18.73%	1.06%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 3.34%, Net: 1.30% / Institutional Class — Gross: 2.37%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Scout24 SE	5.5%

BayCurrent Consulting, Inc.	5.2%

CAE, Inc.	5.1%

FirstService Corp.	4.8%

Assa Abloy AB	4.6%

Company	% of Net Assets

Descartes Systems Group, Inc.	4.6%

Sugi Holdings Co. Ltd.	4.5%

Amadeus IT Group SA	4.4%

Hermes International SCA	4.3%

Dassault Systemes SE	4.2%

*

As of September 30, 2023, there were 26 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Long/Short Alpha Fund is managed by a team of Wasatch portfolio managers led by Mick Rasmussen.

Mick Rasmussen, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Long/Short Alpha Fund — Investor Class gained 27.87% for the 12-month period ended September 30, 2023. Over the same period, the benchmark Russell 2500TM Index gained 11.28%. Both our long and short positions contributed to the Fund’s positive return and outperformance of its benchmark for the year.

Higher-for-longer interest rates, surging Treasury-bond yields, inflation and worries about a possible recession meant the past year was a volatile period for the market. Generally speaking, the Fund seeks less long exposure and less short exposure when the market is especially erratic. This is because erratic movements tend to increase the Fund’s risk sensitivities.

We want to remind shareholders that the Wasatch Long/Short Alpha Fund takes a directional approach, meaning we’re always biased toward greater long exposure than short exposure. As of September 30, the Fund’s long exposure was about 112% and its short exposure was approximately -33%. We primarily hold small- and mid-cap companies, with our longs typically being somewhat bigger in market capitalization than our shorts.

On the long side, the Fund’s annual return was helped by holdings in several industry groups including consumer services, software & services, and consumer discretionary distribution & retail. At the other end of the spectrum, the Fund was hurt by holdings in pharmaceuticals biotechnology & life sciences, and commercial & professional services.

Among shorts, the Fund was aided by positions in health care equipment & services, capital goods, and media & entertainment. Conversely, the Fund was hurt by positions in technology hardware & equipment and financial services.

LONG POSITIONS DURING THE YEAR

The 11 largest contributors to Fund performance for the year came from the long side of the portfolio. NeoGames SA was the top contributor. The company provides technology and services to state lotteries and other lottery operators. NeoGames offers a full-service solution that includes all the elements required to conduct lottery games via instant tickets, personal computers, smartphones and other devices. The management team has continually impressed us as it has effectively capitalized on the trend of more and more states starting to offer lotteries. In May, NeoGames agreed to an acquisition offer. The stock has been up substantially since then. We’ve reduced the size of our position since the announcement.

The largest detractor among our long positions was Silvergate Capital Corp., which we sold due to deteriorating fundamentals. Silvergate is the holding company for a bank that was largely focused on providing services to the cryptocurrency industry. The bank ran into trouble when depositors started to leave en masse. We exited our position when plummeting deposits came to light. The bank is ceasing operations and winding down.

SHORT POSITIONS DURING THE YEAR

Turning to short positions, contributors were those stocks that declined in price. Our shorting of Xometry, Inc. contributed significantly to the Fund’s return. The company runs an online marketplace that allows customers to purchase custom-manufactured parts in the aerospace, health-care and automotive segments. Xometry’s financials look unattractive to us, and we don’t have a great deal of confidence in management.

Among shorts, detractors were those stocks that rose in price. A large detractor from Fund performance was Yext, Inc. The company provides digital-media technology services including advertising, business listings on search sites and real-time reputation management. We had sold the stock short because there had been some negative momentum in the company’s operations. But sales and earnings recently showed improvement and sent the share price higher.

OUTLOOK

For much of the past year, investors focused on the interest-rate outlook and how it might affect different industry groups. Now that the Federal Reserve appears to be nearing the end of its hiking cycle, we’ve noticed a shift in market dynamics. Investors have become more discerning regarding how individual companies might weather a higher-for-longer rate environment. As fundamental stock pickers, we view this as a positive development for the Wasatch Long/Short Alpha Fund.

If interest rates do in fact stay elevated, we believe quality companies with robust business models, strong cash flows and healthy balance sheets will be rewarded. Such companies are owned on the long side of the Fund’s portfolio. They should experience a tailwind, as low leverage and self-financed growth are especially important amid higher interest rates. We’re also encouraged by the fact that valuations are much more reasonable than they were before the market correction experienced in 2022.

Of course, the current environment isn’t without risks. While most investors seem to agree that interest-rate hikes are nearly complete, there’s a good deal of uncertainty about whether the economy will tip into a recession. For our part, we think this economic scenario is plausible and maybe even likely. In preparation for continued uncertainty, the Fund is structured for a variety of environments.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	Since Inception 10/1/2021

Long/Short Alpha (WALSX) — Investor	27.87%	7.29%

Long/Short Alpha (WGLSX) — Institutional	28.14%	7.52%

Russell 2500™ Index	11.28%	-6.31%

FTSE U.S. 3-Month Treasury Bill Index	4.71%	2.65%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Alpha Fund are Investor Class — Gross: 3.14%, Net: 2.41% / Institutional Class — Gross: 3.10%, Net: 2.20%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Equity investing involves risks, including potential loss of the principal amount invested. Short selling incurs significant unique risks, including potentially unlimited downside risk, high short-sale related expenses, and unavailability of securities to sell short, among others, all of which could negatively impact the performance of the Fund. Additionally, the Fund may not be able to borrow the securities it intends to sell short.

The Fund’s investments in long and short equity positions expose it to changes in the value of securities, which exceed the value of the Fund’s assets. Investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund relies on quantitative models which entail unique risks, including the risk that a model may be limited or incorrect. These risks are described in more detail in the prospectus.

Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 LONG EQUITY HOLDINGS*

Company	% of Net Assets

HealthEquity, Inc.	4.1%

RBC Bearings, Inc.	3.7%

Kadant, Inc.	3.5%

Pool Corp.	3.3%

Paylocity Holding Corp.	3.2%

Company	% of Net Assets

Ensign Group, Inc.	3.1%

Globant SA	2.9%

Innospec, Inc.	2.9%

Intra-Cellular Therapies, Inc.	2.9%

ICF International, Inc.	2.8%

*

As of September 30, 2023, there were 58 long and 56 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: October 1, 2021. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Natalie Pesqué.

Ken Komgiebel, CFA Lead Portfolio Manager	Natalie Pesqué, CFA Portfolio Manager	OVERVIEW For the 12 months ended September 30, 2023, the Wasatch Micro Cap Fund — Investor Class gained 6.12% and outperformed the benchmark

Russell Microcap® Growth Index, which declined -3.10%.

The stocks of U.S. micro-cap growth companies moved higher during the fourth quarter of calendar year 2022, carried by optimism about the future of inflation and interest rates. Market sentiment during the first half of 2023 was also generally positive. Investors were seemingly optimistic that the U.S. Federal Reserve (Fed) was nearing the completion of its tightening cycle and that an economic “soft landing” was possible.

Later, micro-cap equities struggled during the third quarter of calendar year 2023 as hawkish comments from the Fed dashed hopes for an early pivot toward lower interest rates. Labor strikes and the potential impact of a government shutdown added to jitters in financial markets. Selloffs in the stock and bond markets deepened in September after the Fed signaled a more aggressive future path for interest rates than investors had been expecting.

DETAILS OF THE YEAR

The top contributor to Fund performance for the 12-month period was UFP Technologies, Inc. UFP is a manufacturing-outsourcing company for the health-care, industrials and consumer-facing sectors. Investors began to take notice of the company’s ability to capitalize on the secular growth of the broader medical market, including robotic surgery. UFP also benefited from an improving business mix following its expansion into new markets. In addition, the company raised its outlook at its June 2023 investor meeting, which added further fuel to the stock’s rally.

Another strong contributor was Dream Finders Homes, Inc. The company designs, builds and sells single-family homes and apartments. Dream Finder’s stock fell significantly in 2022’s small-cap bear market, pressured by the rapid rise in interest rates. But in mid-2023, with housing still underdeveloped and investors anticipating the end of interest-rate hikes, the stock rebounded. We like that Dream Finders operates in markets with significant headroom due to long-term needs for affordable homes. We also like the company’s asset-light approach, which we think limits the company’s upside potential but — perhaps more importantly — lowers its risk profile. Finally, we’re impressed with how Dream Finders leverages its overhead through large-scale construction projects in concentrated regions.

Silk Road Medical, Inc. was the largest detractor from Fund performance for the 12-month period. The company provides medical devices used in its minimally invasive procedure (called Transcarotid Artery Revascularization, or TCAR) to treat blockages in the carotid artery. Silk Road’s stock price fell sharply after the Centers for Medicare & Medicaid Services (CMS) issued a proposed coverage decision placing traditional carotid stenting at the same reimbursement level as TCAR, a move some investors feared could hurt Silk Road’s revenues. Although CMS has leveled the playing field on reimbursements, we think that over time the competitive landscape may be shaped more by outcomes than by reimbursements.

Another significant detractor for the period was Grid Dynamics Holdings, Inc. The company provides Fortune 1000 businesses and other firms with a range of technology services — including consulting, software design, internet business development, cloud computing and legacy replatforming. Grid’s substantial operations in Ukraine at the outbreak of hostilities there — as well as a temporary slowdown in the global trend toward digitalization — weighed on the company’s stock price. In recent months, however, an upturn in investor sentiment toward digitalization boosted shares of Grid and other IT service providers. From a fundamental standpoint, management’s ability to navigate inevitable challenges and thrive in the digitalization space has impressed us, and the company’s long-term growth prospects remain attractive in our view.

OUTLOOK

After a strong summer in 2023, more recent figures from Bank of America show that consumer spending has slowed since Labor Day, especially in discretionary categories. Meanwhile, credit-card losses and delinquencies are climbing. Auto-loan delinquencies and Chapter 11 bankruptcy filings are also on the rise. The upcoming end of the student-loan moratorium could add additional cost pressure for many households.

Because consumption accounts for about 70% of U.S. GDP, it makes sense to consider how the mood of consumers may affect the broader economy. And recent data on that front have been mixed.

However, our investment approach doesn’t rely on macro forecasts. In this environment, we’re vigilant about the quality of our companies, and we’ve allocated a larger portion of the Fund to holdings with stable growth. We believe our focus on seeking high-quality micro-caps with strong underlying fundamentals will benefit the Fund through this period of macro uncertainty.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	6.12%	4.82%	9.93%

Micro Cap (WGICX) — Institutional	6.12%	4.83%	9.93%

Russell Microcap® Growth Index	-3.10%	-2.81%	3.12%

Russell Microcap® Index	-1.35%	0.23%	5.25%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Construction Partners, Inc., Class A	3.3%

Esquire Financial Holdings, Inc.	3.1%

Kadant, Inc.	3.0%

Addus HomeCare Corp.	2.9%

Transcat, Inc.	2.9%

Company	% of Net Assets

XPEL, Inc.	2.6%

ICF International, Inc.	2.5%

Agilysys, Inc.	2.4%

DMC Global, Inc.	2.4%

Veeco Instruments, Inc.	2.4%

*

As of September 30, 2023, there were 79 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow and Thomas Bradley.

Brian Bythrow, CFA Lead Portfolio Manager	Thomas Bradley Associate Portfolio Manager	OVERVIEW Near the end of calendar year 2022, investors were optimistic about the prospect of moderating inflation and the end of U.S. Federal Reserve interest-rate hikes.

While some of this optimism continued into calendar year 2023, the first quarter of the year was volatile. Micro-caps sold off in February due to jitters regarding overheated economic activity, stubbornly elevated inflation and persistently rising interest rates. In March, volatility continued when several regional banks in the U.S. failed. But by the end of 2023’s first quarter, micro-caps had made up some lost ground.

Toward mid-2023, decelerating inflation and the possibility that the U.S. would sidestep a recession kept market sentiment largely positive. But stocks eventually declined on the weight of persistent inflation, higher-for-longer interest rates, government rancor and reemerging fears of a recession.

For the 12 months ended September 30, 2023, the Wasatch Micro Cap Value Fund — Investor Class gained 6.45%, outperforming the -1.35% loss in the benchmark Russell Microcap® Index.

DETAILS OF THE YEAR

Sterling Infrastructure, Inc. was the Fund’s top contributor for the 12-month period. The company had historically focused on municipal and state contracts for highway paving and bridge, water, sewer and light-rail developments. More recently, Sterling has specialized in site preparation for large data centers and manufacturing facilities. Before the third quarter of 2023, we thought the stock was very inexpensive. Then, the company reported robust earnings growth and the stock’s price/earnings multiple also expanded.

Bowman Consulting Group Ltd. was also a strong contributor for the period. The company provides a broad range of real-estate, energy, infrastructure and environmental-management services. We expect that the less cyclical nature of government spending will continue to benefit businesses like Bowman that are involved in public infrastructure projects. In fact, the company was selected as the prime design consultant for the Pennsylvania Turnpike Commission’s Allegheny Tunnel Transportation Improvement Project. Because we view Bowman’s stock as underpriced in the context of the company’s strong fundamentals and peer valuations, we’re optimistic about the prospect for continued positive performance.

Among the largest detractors from Fund performance for the period was AgileThought, Inc., which provides end-to-end digital transformation services to Fortune 1000 customers in diverse industries. The company’s services include consulting, data management and automation, custom software development and cloud computing. The stock was down due to investors’ nervousness about the company’s projected failure to meet a debt payment, inability to raise capital on reasonable terms, and lowered sales and earnings guidance. In hindsight, we were correct about the attractiveness of AgileThought’s business model. Still, we should have been more concerned about the company’s debt level — a factor that usually puts us on high alert. Although we try to avoid making excuses, we do offer reasons for our mistakes. In the case of AgileThought, the reason was that we simply underestimated the potential for a banking crisis to close off access to capital. We ultimately exited the position.

Another significant detractor was Bioventus, Inc. The medical-device company offers diagnostic systems and equipment to facilitate bone healing and osteoarthritis pain treatments. Late in 2022, the company’s earnings disappointed investors. Moreover, because Bioventus carries significant debt and operates in a highly competitive environment, we expected that the company’s financial outlook would be unlikely to improve in a reasonable timeframe and that its next round of financing would be dilutive to existing shareholders. As such, we chose to exit our position.

OUTLOOK

We don’t expect the U.S. economy to experience a deep recession in the coming year. But a moderate recession or a slow-growth, muddle-through environment seems like a plausible alternative to the “Goldilocks” soft landing that many pundits predict.

We think our high-quality, cash-generating companies position the Fund well for most economic scenarios. In fact, we believe the overall quality of our holdings has never been better. Additionally, we think our international names give us added diversification in terms of valuations, political conditions and economic cycles.

Going forward, we believe initiatives such as the U.S. Infrastructure Investment and Jobs Act should continue to provide a bit of a tailwind for some of our more defensive companies like Sterling Infrastructure, which is discussed above. In addition, we’re reducing the number of positions we hold. In a difficult investing environment, we want to own fewer companies that depend on potentially cash-strapped consumers, and we want to have greater position sizes in companies benefiting from favorable business dynamics.

We think the quality and reasonable prices of our holdings should work to the Fund’s advantage over the longer term regardless of what happens in the short term.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	6.45%	6.15%	9.65%

Micro Cap Value (WGMVX) — Institutional	6.41%	6.27%	9.71%

Russell Microcap® Index	-1.35%	0.23%	5.25%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.70% / Institutional Class — Gross: 1.63%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Skyline Champion Corp.	3.3%

Esquire Financial Holdings, Inc.	2.4%

Construction Partners, Inc., Class A	2.3%

ICF International, Inc.	2.1%

Instem PLC	1.9%

Company	% of Net Assets

Veeco Instruments, Inc.	1.9%

JDC Group AG	1.8%

Sterling Infrastructure, Inc.	1.8%

EZCORP, Inc., Class A	1.7%

HCI Group, Inc.	1.6%

*

As of September 30, 2023, there were 83 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2023, the Wasatch Small Cap Growth Fund — Investor Class gained 10.62% while the benchmark Russell 2000® Growth Index increased 9.59% and the Russell 2000 Index rose 8.93%.

Early in the period, stocks were down mostly based on rising inflation and interest rates. The stocks of growth-oriented and small-cap companies were hit especially hard. Starting in January, investors became hopeful about the possibility of an economic “soft landing.” Later, stocks broadly declined as investors grew concerned about the prospect of continued higher interest rates and a potential recession.

We think most of our growth-oriented companies and their stocks have already adjusted to an environment of higher-for-longer interest rates. So we’re optimistic that the Fund has the potential to hold up well in down markets — which is a characteristic we often view as even more important than outperforming in up markets.

DETAILS OF THE YEAR

Among sectors, our stock selections in consumer discretionary, financials and consumer staples contributed most to Fund performance relative to the benchmark during the 12-month period. Conversely, our selections in information technology and energy — along with our underweight to the latter sector — were disadvantageous.

Among the Fund’s top contributors for the 12-month period was Medpace Holdings, Inc. Medpace is a contract research organization supplying clinical development services to small biotech businesses. The stock had been down partially due to concerns that Silicon Valley Bank’s collapse could hinder some Medpace customers from funding research programs. At the time, we believed that short-term risks had increased but that the company’s underlying fundamentals supported attractive long-term growth. Additionally, since Medpace generates large amounts of cash, we thought the company could enhance shareholder value by repurchasing stock. Our optimism and patience were later rewarded as the company’s operating performance exceeded expectations.

Another strong position in the Fund was landscaper supplier SiteOne Landscape Supply, Inc. Early in the period, the stock suffered greatly amid fears of rising interest rates and a real-estate downturn. Later, however, the stock gained when SiteOne had better-than-expected operating performance. With SiteOne improving its competitive position as a one-stop shop for landscaping needs, some locations aren’t just treading water — they’re growing.

Silk Road Medical, Inc. was the Fund’s largest detractor for the 12-month period. The company provides medical devices used in its minimally invasive procedure (called Transcarotid Artery Revascularization, or TCAR) to treat blockages in the carotid artery. Silk Road’s stock price fell sharply after the Centers for Medicare & Medicaid Services (CMS) issued a proposed coverage decision placing traditional carotid stenting at the same reimbursement level as TCAR, a move some investors feared could hurt Silk Road’s revenues. Although CMS has leveled the playing field on reimbursements, we think that over time the competitive landscape may be shaped more by outcomes than by reimbursements.

Sangamo Therapeutics, Inc., which specializes in the treatment and cure of single-gene disorders, was another significant detractor. The company’s stock declined after two of its big-name partners announced they weren’t planning to renew existing collaborations. The news raised additional funding questions for Sangamo, which had announced earlier that it would complete its trial targeting sickle-cell disease but wouldn’t invest further in the program.

OUTLOOK

As mentioned above, we think most of our growth companies and their stocks have already adjusted to an environment of higher-for-longer interest rates. But recession fears have reemerged, and more specific concerns have grown regarding government infighting, global tensions and consumers’ well-being. A potential warning sign has been the increasing rate of theft at warehouses and retailers.

Although many investors are concerned that a deep recession is on the horizon, we think they should also be psychologically prepared for a different outcome: It’s possible that previous interest-rate hikes have yet to be felt throughout the economy. As a result, the Federal Reserve could respond to slower economic growth and act counter to its previous rhetoric by skipping further rate hikes, and perhaps by cutting rates in the not-too-distant future. If this is the outcome, we could see a resilient stock market based on steady consumer demand and reasonable valuations among small-caps — especially relative to large-caps.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	10.62%	4.22%	7.98%

Small Cap Growth (WIAEX) — Institutional	10.71%	4.33%	8.09%

Russell 2000® Growth Index	9.59%	1.55%	6.72%

Russell 2000® Index	8.93%	2.40%	6.65%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.15% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

RBC Bearings, Inc.	4.2%

Ensign Group, Inc.	4.1%

HealthEquity, Inc.	3.8%

Nova Ltd.	3.6%

SiteOne Landscape Supply, Inc.	3.4%

Company	% of Net Assets

BellRing Brands, Inc.	3.3%

CyberArk Software Ltd.	3.3%

Medpace Holdings, Inc.	3.3%

Globant SA	3.0%

Pinnacle Financial Partners, Inc.	3.0%

*

As of September 30, 2023, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Portfolio Manager	OVERVIEW For the 12-month period ended September 30, 2023, the Wasatch Small Cap Value Fund — Investor Class gained 24.90% and outperformed the benchmark Russell 2000® Value Index, which rose 7.84%.

Shifting interest-rate expectations fueled high volatility for U.S. equities in the last three months of 2022, continuing a trend that was in place throughout the calendar year. Small-cap value stocks performed reasonably well in this shifting environment. Despite some ongoing volatility during the first half of calendar year 2023, equities performed well on hopes that the U.S. Federal Reserve was nearing the end of its long series of interest-rate hikes and that the economy would experience a soft landing.

Later, stocks lost ground in August and September as investors grew increasingly concerned about persistent inflation and slowing economic growth. Despite the difficult macro environment, the Fund finished the 12-month period much stronger than the benchmark.

DETAILS OF THE YEAR

We began to shift toward the higher end of the quality spectrum in 2022 as the market backdrop became less supportive, and we continued this process throughout 2023. At the end of September, in fact, the Fund was near the highest level of quality in its history. Along this same line, the average debt of our portfolio companies was on the low end of its historical range. These characteristics held the Fund in good stead during a time of rising interest rates and concerns about the economic outlook.

The strongest contributor to Fund performance during the 12-month period was Altra Industrial Motion Corp. The company manufactures motion-control and power-transmission products for industrial applications. Altra’s share price rocketed early in the period after the company agreed to be acquired by a larger competitor at a substantial premium to the then-current stock price. We subsequently sold our position.

Another top contributor for the period was Medpace Holdings, Inc. The company is a contract research organization supplying clinical development services to small biotech businesses. The stock had been down partially due to concerns that Silicon Valley Bank’s collapse could hinder some Medpace customers from funding research programs. At the time, we believed that short-term risks had increased but that the company’s underlying fundamentals supported attractive long-term growth. Additionally, since Medpace generates large amounts of cash, we thought the company could enhance shareholder value by repurchasing stock.

ServisFirst Bancshares, Inc. was the most significant detractor from Fund performance during the period. The stock was down amid lingering investor concern about the banking industry that began when several U.S. regional banks failed in March 2023. We continue to have a favorable long-term view of ServisFirst’s ability to drive profitable growth given our positive take on the company’s management team and exposure to fast-growing areas in the southeastern United States.

Another large detractor was National Storage Affiliates Trust. High mortgage rates have led to fewer people moving, which in turn has depressed demand for storage. We think the stock has been overly punished, and we’ve been encouraged by the combination of insider buying, share buybacks and fundamentals that appear set to bottom.

OUTLOOK

Throughout the period, we’ve continued rotating positions in the portfolio to capture value opportunities as they’ve presented themselves. In the down market of 2022, we added a number of Fallen Angels (our term for faster-growing companies that have hit a bump in the road and dropped into value territory). Many of these stocks have since rebounded to more appropriate valuation levels, prompting us to reduce or eliminate the positions. We’ve used the proceeds of these sales to establish new investments in companies that have underperformed, particularly within the industrials sector. We believe this opportunistic approach of harvesting returns from ideas we no longer find attractive and rotating those assets into good companies that have fallen into value territory has played a key role in our longer-term outperformance.

More broadly speaking, we’ve made no changes to our approach of emphasizing balance and quality. Given the heightened uncertainty and the potential for the economy to enter a challenging period, we don’t think it makes sense to take on elevated risk or make large “bets” on any single area of the market. Similarly, we think these conditions call for a continued focus on holding the most fundamentally sound companies in our universe and avoiding those that may be less equipped for economic challenges. We believe this approach helps build the type of “all-weather” portfolio that can outperform if headline risk remains elevated, while still participating in market upside.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	24.90%	5.51%	8.86%

Small Cap Value (WICVX) — Institutional	25.07%	5.64%	8.98%

Russell 2000® Value Index	7.84%	2.59%	6.19%

Russell 2000® Index	8.93%	2.40%	6.65%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.16% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	3.7%

Ensign Group, Inc.	3.5%

Innospec, Inc.	3.1%

Fabrinet	2.9%

Grand Canyon Education, Inc.	2.8%

Company	% of Net Assets

Magnolia Oil & Gas Corp., Class A	2.6%

Bank OZK	2.4%

HealthEquity, Inc.	2.4%

Skyline Champion Corp.	2.4%

Valvoline, Inc.	2.2%

*

As of September 30, 2023, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2023, the Wasatch Ultra Growth Fund — Investor Class rose 0.95% but underperformed the benchmark Russell 2000® Growth Index, which gained 9.59%.

Equities struggled in calendar year 2022 as the U.S. Federal Reserve (Fed)

and other central banks around the world hiked interest rates in an effort to tamp down rising inflation. The first six months of calendar year 2023 were volatile but largely positive in the face of uncertainty about interest rates and U.S. economy. Growth stocks outperformed as the pause in rate hikes gave investors hope that the Fed was nearing the end of its tightening cycle.

In the third quarter of calendar year 2023, bond yields — after having moved sideways since October 2022 — resumed an upward climb that had previously roiled financial markets. As bond yields and Fed policy rates moved higher, borrowing became more expensive — making it harder for consumers to spend and for businesses to expand.

Selloffs in the stock and bond markets deepened in September 2023 after the Fed signaled a more aggressive path for monetary policy than investors had expected. Small-cap growth stocks were hit hard as skittish investors fled to safer alternatives.

DETAILS OF THE YEAR

Health care was the worst-performing sector of the Fund for the 12-month period, on an absolute basis and relative to the benchmark. Although health care is often thought of as a defensive area that could hold its own when other parts of the market do poorly, the small-cap health-care sector includes many firms with products and services that are either still in development or still gaining acceptance by practitioners. We believe the health-care companies owned in the Fund have the potential to create significant value by serving unmet medical needs and offering innovative, cost-reducing solutions.

The Fund’s largest detractor from performance for the 12-month period was Silk Road Medical, Inc. The company provides medical devices used in its minimally invasive procedure (called Transcarotid Artery Revascularization, or TCAR) to treat blockages in the carotid artery. Silk Road’s stock price fell sharply after the Centers for Medicare & Medicaid Services (CMS) issued a proposed coverage decision placing traditional carotid stenting at the same reimbursement level as TCAR, a move some investors feared could hurt Silk Road’s revenues. Although CMS has leveled the playing field on reimbursements, we think that over time the competitive landscape may be shaped more by outcomes than by reimbursements.

Sangamo Therapeutics, Inc., which specializes in the treatment and cure of single-gene disorders, was another significant detractor. The company’s stock declined after two of its big-name partners announced they weren’t planning to renew existing collaborations. The news raised additional funding questions for Sangamo, which had announced earlier that it would complete its trial targeting sickle-cell disease but wouldn’t invest further in the program.

Exact Sciences Corp. was the largest contributor to Fund performance for the period. The company makes Cologuard, a stool-based test for colorectal cancer. Shares of Exact Sciences rose after the company reported a significant rise in quarterly revenue versus the year-ago period. Investors also cheered as management raised its full-year revenue guidance and announced its expectation to generate positive free cash flow in 2023, a year sooner than previously projected. Positive top-line results from a study for next-generation Cologuard 2.0 position Exact Sciences to remain at the forefront of non-invasive cancer detection.

Another top contributor to Fund performance was Floor & Decor Holdings, Inc. A multi-channel specialty retailer of hard-surface flooring, Floor & Decor has become a “category killer” among the big-box home centers. Because the company cuts out middlemen and buys in large quantities, it can offer its customers a wider selection of flooring at lower prices than most of its competitors. Floor & Decor’s expanding retail footprint, strong cash flows and solid balance sheet provide the company with what we consider a built-in engine for self-funded growth.

OUTLOOK

We don’t try to predict interest rates, recessions or fluctuations in demand for goods and services. Instead, we seek companies whose innovations can create their own demand and gain market share within their categories. We look for strong business models with recurring revenue streams and management teams that have demonstrated strong execution. If the U.S. economy does slip into a recession, we believe our companies are reasonably positioned to hold their own and continue to grow.

To the extent that rate increases are behind us, we expect small-cap equity returns going forward to be determined more by revenue and earnings growth — and less by the effects of interest rates on P/E multiples. In the meantime, we continue to look for companies with strong fundamentals and favorable long-term prospects. We believe businesses that grow at attractive rates over time will ultimately be rewarded by the market.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	0.95%	4.22%	10.58%

Ultra Growth (WGMCX) — Institutional	1.13%	4.32%	10.63%

Russell 2000® Growth Index	9.59%	1.55%	6.72%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.18% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Freshpet, Inc.	3.6%

Inspire Medical Systems, Inc.	3.3%

Floor & Decor Holdings, Inc., Class A	3.2%

Intra-Cellular Therapies, Inc.	3.1%

Paylocity Holding Corp.	3.1%

Company	% of Net Assets

CyberArk Software Ltd.	2.8%

HealthEquity, Inc.	2.8%

Nova Ltd.	2.8%

Balchem Corp.	2.7%

Globant SA	2.6%

*

As of September 30, 2023, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch U.S. Select Fund is managed by a team of Wasatch portfolio managers led by Mike Valentine, Paul Lambert, Austin Bone and Mick Rasmussen.

Mike Valentine Portfolio Manager Austin Bone Portfolio Manager	Paul Lambert Portfolio Manager Mick Rasmussen Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2023, the Wasatch U.S. Select Fund — Investor Class gained 23.92% but underperformed its benchmark, the Russell 3000® Growth Index, which was up 26.63%.

Early in the period, stocks were down mostly based on rising inflation and interest rates.

The stocks of growth-oriented and small-cap companies were hit especially hard. Starting in January, investors became hopeful about the possibility of an economic “soft landing.” Later, stocks broadly declined as investors grew concerned about the prospect of continued higher interest rates and a potential recession.

We think most of our growth-oriented companies and their stocks have already adjusted to an environment of higher-for-longer interest rates. So we’re optimistic that the Fund has the potential to hold up well in down markets — which is a characteristic we often view as even more important than outperforming in up markets.

DETAILS OF THE YEAR

Paylocity Holding Corp. was the largest detractor from Fund performance during the period. The company saw its stock price pressured despite strong fundamentals in the underlying business. Paylocity provides cloud-based payroll and human-resources software targeted at smaller firms. Although Paylocity’s earnings release from early in the period contained an abundance of positive takeaways, the Federal Reserve’s focus on the red-hot U.S. labor market as a source of inflationary pressures may have spooked some investors. Because a portion of Paylocity’s pricing structure is tied to employee headcounts at customer firms, revenues are vulnerable to potential upticks in layoffs and attrition.

Fox Factory Holding Corp. was another detractor. The company produces high-performance shock absorbers and suspension components for mountain bikes, offroad vehicles and trucks. Amid the Covid-19 pandemic, the company performed exceptionally well as people bought bikes for enjoyment. As bike production eventually exceeded demand, however, inventories grew too large. Going forward, with dealers offering discounted prices and gradually paring inventories, we think Fox Factory’s sales of bike shocks could decline some. Concern about that decline and fears of a recession weighed on the stock.

While we acknowledge these challenges, we think the market has already accounted for them. And we note that Fox Factory is still regarded as the leading maker of high-performance bike shocks, which puts it in a strong competitive position for the long term. Moreover, Fox Factory has maintained healthy dealer relationships, and its products for trucks and other powered vehicles aren’t facing the same inventory challenges as the bike products.

The largest contributor to Fund performance during the period was Copart, Inc., a global provider of online vehicle auction and remarketing services to automotive resellers such as insurance, rental car, fleet and finance companies. Solid operating results continued to drive the stock higher during the period. Copart is one of the largest holdings in the Fund and our research team has followed the company for years. We continue to like the value proposition of its marketplace for automobile buyers and sellers and believe Copart is poised for considerable earnings growth.

Old Dominion Freight Line, Inc. was another top contributor. The company creates efficiencies by combining goods from multiple shippers that alone would fill “less than a full truckload.” News that a competing trucking company was shutting down operations and filing for bankruptcy boosted the stock as investors foresaw possible increased demand for Old Dominion’s services. Over the long term, we think Old Dominion’s logistics capabilities will continue to be in high demand.

OUTLOOK

As mentioned above, we think most of our growth companies and their stocks have already adjusted to an environment of higher-for-longer interest rates. But recession fears have reemerged, and other concerns have grown regarding government infighting, global tensions and consumers’ well-being. A potential warning sign has been the increasing rate of theft at warehouses and retailers.

Although many investors are concerned that a deep recession is on the horizon, we think they should also be psychologically prepared for a different outcome: It’s possible that previous interest-rate hikes have yet to be felt throughout the economy. As a result, the Federal Reserve could respond to slower economic growth and act counter to its previous rhetoric by skipping further rate hikes and perhaps by cutting rates in the not-too-distant future. If this is the outcome, we could see a resilient stock market based on steady consumer demand and reasonable valuations among small-caps — especially relative to large-caps.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	Since Inception 6/13/2022

Wasatch U.S. Select Fund (WAUSX) — Investor	23.92%	15.59%

Wasatch U.S. Select Fund (WGUSX) — Institutional	24.25%	15.74%

Russell 3000® Growth Index	26.63%	19.15%

Russell Midcap® Growth Index	17.47%	14.51%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch U.S. Select Fund are Investor Class — Gross: 11.81%, Net: 1.01% / Institutional Class — Gross: 10.54%, Net: 0.86%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Roper Technologies, Inc.	4.5%

Amphenol Corp., Class A	4.4%

Ensign Group, Inc.	4.3%

AMETEK, Inc.	4.2%

Copart, Inc.	4.1%

Company	% of Net Assets

HealthEquity, Inc.	4.1%

HEICO Corp., Class A	3.7%

Balchem Corp.	3.4%

Valvoline, Inc.	3.4%

RBC Bearings, Inc.	3.2%

*

As of September 30, 2023, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT††

††Inception: June 13, 2022. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2023 (Unaudited)

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

The Wasatch-Hoisington U.S. Treasury Fund, which is invested in long-dated U.S. Treasury securities, fell -12.82% for the 12 months ended September 30, 2023. The Bloomberg US Aggregate Bond Index returned 0.64% for the same period. Thirty-year Treasury bond yields closed at 4.77% at the end of September 2023, up from 3.759% at the end of September 2022.

The 12-month percent change of the consumer-price index (CPI) fell about 5.40% from its peak in June 2022 to August 2023. Faster decreases have occurred since 1953, but all of the declines were during and immediately after recessions. Based on historical experience, inflation fell further during recessions. In the eight recessions since 1958, the average low rate of increase in the CPI was 1.3%. Treasury bond yields and inflation (a fundamental determinant of yields over time) diverged sharply in the past year, suggesting that the value in bonds has increased substantially.

DETAILS OF THE YEAR

The long history of business cycles illustrates that inflations lead recessions. Inflations don’t just happen, they are caused. A varying mix of idiosyncratic elements is always at play from cycle to cycle, but one abiding constant is monetary excess. This, in turn, must be reversed in order to address the drop in the standard of living and the increase of unaffordability that are essential to consumer well-being. Accordingly, a more complete description of these aggregate fluctuations is that monetary accelerations precede inflations, which require monetary decelerations that inevitably lead to recessions.

The process of monetary reversal to the 2020–22 inflation is presently at an advanced stage, suggesting a repeat of the standard business-cycle process. The quick spread of inflation in this cycle was abetted by massive fiscal stimulation, unprecedentedly coordinated with central bank operations — with the U.S. Federal Reserve (Fed) financing the budget deficit outside the normal channels outlined in the Federal Reserve Act of 1913.

As a result of the Fed’s engineered reduction in permanent reserves of the depository institutions since early 2022, other deposit liabilities (ODL), in real terms, have fallen over the latest 12-, 24- and 36-month intervals. Combined with inflation, the bank balance sheet contracted unprecedentedly. Also, the real federal-funds rate in September rose to the highest level since 2007. This type of central bank policy has repeatedly led into recessions.

The peak in the financial cycle occurred in the fourth quarter of 2021, right in the middle of the typical five- to nine-quarter lag typical of monetary policy post-World War II. Monetary conditions have steadily tightened through the end of the third quarter. Historically, these more restrictive conditions will expose, through bankruptcy and liquidation, those who took excessive risk during the monetary largess of 2020 until early 2022. Such developments point the economy in the direction of an economic downturn and lower inflation.

In past cycles, cost pressures — including increases in oil, other commodities and wages — all rose but the Fed still won the battle against inflation. Cost pressures in a severely constrained monetary environment serve to reduce economic activity. Oil, for example, is a highly price-inelastic good. Thus, when its price rises, consumers and businesses are forced to reduce discretionary spending. When wages and other costs move higher, businesses are unable to fully pass along the higher costs and corporate profits fall, resulting in weaker economic activity. The concept of a wage-price spiral is flawed. What actually occurs is a money, price and wage spiral. For these costs to result in higher inflation, the Fed would have to undertake a further round of monetary largess when inflation is still above the Fed’s official target, which FOMC members affirmed again they would not do at their last meeting.

OUTLOOK

In the past three quarters, real GDI declined at a 0.6% annual rate while real GDP increased at a 2.3% pace. Over the past three quarters, the average of real GDP and GDI was just 0.8%. Given the extent to which these data are revised, this is not significantly different than zero. However, monetary and fiscal restraint intensified during this span, suggesting that the revisions are more likely to take the results lower rather than higher. In addition, the global economy has continued to deteriorate. In the 12 months ended July 2023, the volume of world trade declined 3.2%, a contraction normally associated with recessions. The erosion of this very high multiplier sector indicates that the foreign sector will add to the downward force of the financial cycle. This environment should be favorable for lower U.S. Treasury bond yields.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2023 (Unaudited)

Portfolio Summary

TOTAL RETURNS

	1 Year	5 Years	10 Years

U.S. Treasury	-12.82%	-3.99%	0.34%

Bloomberg US Aggregate Bond Index	0.64%	0.10%	1.13%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2023 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.67%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Company	Maturity Date	% of Net Assets

U.S. Treasury Bond, 1.250%	5/15/2050	25.6%

U.S. Treasury Bond, 1.375%	8/15/2050	22.0%

U.S. Treasury Bond, 1.875%	11/15/2051	16.0%

Company	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/2046	14.7%

U.S. Treasury Bond, 3.000%	8/15/2048	14.0%

U.S. Treasury Bond, 2.500%	2/15/2045	6.3%

*

As of September 30, 2023, there were 6 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions

DEFINITIONS OF FINANCIAL TERMS

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications rather than from a direct connection to a server.

The consumer-price index (CPI), also called the cost-of-living index, is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. The headline CPI includes volatile food and energy prices, while the core CPI excludes food and energy.

Cost of capital is the return required to make a company’s expenditures on a project, such as building a new manufacturing facility, worthwhile. Another description of cost of capital is the cost of funds used for financing a business. From an investment perspective, it is the return expected by those who provide capital for the business, such as stock or bondholders or entities that issue loans to the company.

Diversification is a strategy that mixes a variety of investments within a portfolio in an attempt to reduce risk. Diversification does not eliminate the risk of experiencing investment losses.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

The Federal Reserve Act of 1913 was legislation that created the central banking system (the Federal Reserve) and laid the foundation of the modern U.S. financial system. Its objectives included prevention of financial panics with the ready availability of cash from a money reserve, an expanding-contracting money supply to match the state of the economy and a new currency — the Federal Reserve Note.

Free cash flow is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. It is the cash a company generates after spending the money required to maintain or expand its asset base.

Gross domestic income (GDI) is the sum of income earned while producing goods and services within a nation’s borders. GDI is a statistic used by the Federal Reserve Bank to gauge economic activity based on income.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Net interest margin (NIM) is a measure of a financial firm’s profitability. NIM compares the net interest income a financial firm generates from credit products like loans and mortgages with the interest it pays holders of savings accounts and certificates of deposit.

Other deposit liabilities (ODL) equal M2 minus currency in circulation and money market mutual fund shares.

The price/earnings (P/E) ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

The real federal-funds rate is the federal-funds rate (the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans) adjusted for inflation.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Return on equity (ROE) measures a company’s efficiency in generating profits from shareholders’ equity.

Return on invested capital (ROIC) assesses a company’s efficiency at allocating the capital under its control to profitable investments.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The FTSE U.S. 3-Month Treasury Bill Index measures monthly return equivalents of yield averages not marked to market. The 3-Month Treasury Bill indexes consist of the last three 3-month Treasury bill issues.

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Mid Cap Growth Index is an unmanaged index capturing mid-cap securities exhibiting growth style characteristics across developed and emerging countries.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

Wasatch Funds Management Discussions	SEPTEMBER 30, 2023 (Unaudited)

INDEX DESCRIPTIONS AND DISCLOSURES (continued)

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI EAFE Mid Cap Growth Index is an unmanaged index capturing mid-cap securities exhibiting growth style characteristics across developed markets around the world, excluding the U.S. and Canada.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging-market countries.

The MSCI Emerging Markets Mid Cap Growth Index measures the equity market performance of mid-cap securities exhibiting growth style characteristics in emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 24 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of small-capitalization securities in developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index is a market-cap weighted index that includes the smallest 2,500 small- and mid-cap stocks covered in the broad-based Russell 3000 of U.S.-based listed equities.

The Russell 3000 Growth Index measures the performance of Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is constructed to provide a barometer of the broad growth market.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

The Russell Microcap Growth Index is an unmanaged total return index measuring the performance of the micro-cap growth segment of the U.S. equity market.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Pertaining to the use of Russell information. The Wasatch Funds have been developed solely by Wasatch Global Investors. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell Indexes used in these materials vest in the relevant LSE Group company which owns the Index. Russell ® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. TMX® is a trademark of TSX, Inc. and used by the LSE Group under license. The Indexes are calculated by or on behalf of FTSE International Limited or

Wasatch Funds Management Discussions	SEPTEMBER 30, 2023 (Unaudited)

INDEX DESCRIPTIONS AND DISCLOSURES (continued)

its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Wasatch Funds or the suitability of the Index for the purpose to which it is being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

Wasatch Funds	SEPTEMBER 30, 2023

Operating Expenses (Unaudited)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2023	End of Period September 30, 2023
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,046.00	$5.90	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,046.60	$5.44	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,156.90	$7.79	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.85	$7.28	1.44%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,156.70	$7.14	1.32%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.68	1.32%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$960.90	$6.54	1.33%
Hypothetical (5% before expenses)	$1,000.00	$1,018.40	$6.73	1.33%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$961.80	$5.51	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,000.00	$9.73	1.94%
Hypothetical (5% before expenses)	$1,000.00	$1,015.34	$9.80	1.94%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,003.70	$8.64	1.72%
Hypothetical (5% before expenses)	$1,000.00	$1,016.44	$8.69	1.72%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,036.20	$11.08	2.17%
Hypothetical (5% before expenses)	$1,000.00	$1,014.19	$10.96	2.17%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,035.60	$10.05	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,010.80	$7.36	1.46%
Hypothetical (5% before expenses)	$1,000.00	$1,017.75	$7.39	1.46%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,010.70	$6.86	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
Global Select Fund — Investor Class
Actual	$1,000.00	$995.20	$6.80	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
Global Select Fund — Institutional Class
Actual	$1,000.00	$998.10	$4.81	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.26	$4.86	0.96%
Global Value Fund — Investor Class
Actual	$1,000.00	$989.20	$5.54	1.11%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.62	1.11%
Global Value Fund — Institutional Class
Actual	$1,000.00	$989.90	$4.84	0.97%
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$4.91	0.97%
Greater China Fund — Investor Class
Actual	$1,000.00	$753.50	$6.68	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.69	1.52%
Greater China Fund — Institutional Class
Actual	$1,000.00	$753.90	$5.54	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.38	1.26%

Wasatch Funds

Operating Expenses (Unaudited) (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2023	End of Period September 30, 2023
International Growth Fund — Investor Class
Actual	$1,000.00	$922.30	$6.26	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
International Growth Fund — Institutional Class
Actual	$1,000.00	$922.60	$5.78	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$947.70	$9.23	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.59	$9.55	1.89%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$945.20	$9.17	1.88%
Hypothetical (5% before expenses)	$1,000.00	$1,015.64	$9.50	1.88%
International Select Fund — Investor Class
Actual	$1,000.00	$947.30	$6.59	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
International Select Fund — Institutional Class
Actual	$1,000.00	$949.00	$4.59	0.94%
Hypothetical (5% before expenses)	$1,000.00	$1,020.36	$4.76	0.94%
Long/Short Alpha Fund — Investor Class
Actual	$1,000.00	$1,072.80	$14.50	2.79%
Hypothetical (5% before expenses)	$1,000.00	$1,011.08	$14.07	2.79%
Long/Short Alpha Fund — Institutional Class
Actual	$1,000.00	$1,074.40	$13.10	2.52%
Hypothetical (5% before expenses)	$1,000.00	$1,012.43	$12.71	2.52%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$980.60	$8.04	1.62%
Hypothetical (5% before expenses)	$1,000.00	$1,016.95	$8.19	1.62%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$980.60	$7.84	1.58%
Hypothetical (5% before expenses)	$1,000.00	$1,017.15	$7.99	1.58%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$961.20	$8.41	1.71%
Hypothetical (5% before expenses)	$1,000.00	$1,016.50	$8.64	1.71%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$961.40	$7.92	1.61%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.14	1.61%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,006.50	$5.68	1.13%
Hypothetical (5% before expenses)	$1,000.00	$1,019.40	$5.72	1.13%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,006.70	$5.38	1.07%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.42	1.07%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,072.80	$6.13	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,073.20	$5.72	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$932.50	$5.86	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$933.40	$5.19	1.07%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.42	1.07%

Wasatch Funds	SEPTEMBER 30, 2023

Operating Expenses (Unaudited) (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2023	End of Period September 30, 2023
U.S. Select Fund — Investor Class
Actual	$1,000.00	$1,024.60	$5.18	1.02%
Hypothetical (5% before expenses)	$1,000.00	$1,019.95	$5.17	1.02%
U.S. Select Fund — Institutional Class
Actual	$1,000.00	$1,025.40	$4.42	0.87%
Hypothetical (5% before expenses)	$1,000.00	$1,020.71	$4.41	0.87%
U.S. Treasury Fund — Investor Class
Actual	$1,000.00	$837.50	$3.22	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

Wasatch Core Growth Fund (WGROX / WIGRX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.0%

	Application Software 9.5%
4,273,981	Clearwater Analytics Holdings, Inc., Class A*	$82,658,792
707,199	Five9, Inc.*	45,472,896
1,099,397	Guidewire Software, Inc.*	98,945,730
1,808,374	PowerSchool Holdings, Inc., Class A*	40,977,755
1,141,930	Q2 Holdings, Inc.*	36,850,081

		304,905,254

	Asset Management & Custody Banks 4.6%
905,630	Cohen & Steers, Inc.	56,773,945
995,319	Hamilton Lane, Inc., Class A	90,016,650

		146,790,595

	Automotive Parts & Equipment 3.6%
621,489	Fox Factory Holding Corp.*	61,577,130
721,613	XPEL, Inc.*	55,643,579

		117,220,709

	Automotive Retail 2.4%
2,407,481	Valvoline, Inc.	77,617,187

	Broadline Retail 1.5%
632,166	Ollie’s Bargain Outlet Holdings, Inc.*	48,790,572

	Building Products 4.2%
259,501	CSW Industrials, Inc.	45,474,955
1,446,669	Trex Co., Inc.*	89,158,211

		134,633,166

	Cargo Ground Transportation 2.1%
165,304	Saia, Inc.*	65,898,440

	Distributors 2.6%
236,505	Pool Corp.	84,219,430

	Electronic Equipment & Instruments 2.3%
508,501	Novanta, Inc.*	72,939,383

	Electronic Manufacturing Services 2.0%
383,246	Fabrinet*	63,856,449

	Financial Exchanges & Data 3.9%
155,841	MarketAxess Holdings, Inc.	33,293,871
307,713	Morningstar, Inc.	72,078,693
2,891,061	Open Lending Corp., Class A*	21,162,567

		126,535,131

	Health Care Equipment 1.5%
171,039	Inspire Medical Systems, Inc.*	33,940,979
917,887	Silk Road Medical, Inc.*	13,759,126

		47,700,105

	Health Care Facilities 3.0%
1,041,205	Ensign Group, Inc.	96,759,181

Shares		Value

	Health Care Supplies 1.2%
2,148,522	Neogen Corp.*	$39,833,598

	Health Care Technology 0.9%
1,882,100	Certara, Inc.*	27,365,734

	Home Improvement Retail 1.4%
506,935	Floor & Decor Holdings, Inc., Class A*	45,877,618

	Homebuilding 0.9%
223,257	Installed Building Products, Inc.	27,882,567

	Human Resource & Employment Services 2.0%
357,876	Paylocity Holding Corp.*	65,026,069

	Industrial Machinery & Supplies & Components 8.2%
780,931	Helios Technologies, Inc.	43,326,052
465,844	Kadant, Inc.	105,071,114
492,837	RBC Bearings, Inc.*	115,387,927

		263,785,093

	Insurance Brokers 1.1%
482,454	Goosehead Insurance, Inc., Class A*	35,957,297

	Investment Banking & Brokerage 1.9%
1,383,245	Moelis & Co., Class A	62,425,847

	IT Consulting & Other Services 2.8%
448,760	Globant SA*	88,787,166

	Leisure Products 1.7%
1,111,818	YETI Holdings, Inc.*	53,611,864

	Life Sciences Tools & Services 4.8%
383,540	ICON PLC*	94,446,725
247,268	Medpace Holdings, Inc.*	59,871,001

		154,317,726

	Managed Health Care 3.9%
1,738,623	HealthEquity, Inc.*	127,006,410

	Metal, Glass & Plastic Containers 1.2%
1,599,374	TriMas Corp.	39,600,500

	Other Specialty Retail 2.8%
555,639	Five Below, Inc.*	89,402,315

	Packaged Foods & Meats 1.0%
483,515	Freshpet, Inc.*	31,853,968

	Personal Care Products 2.3%
1,815,877	BellRing Brands, Inc.*	74,868,609

	Pharmaceuticals 0.9%
576,170	Intra-Cellular Therapies, Inc.*	30,012,695

	Regional Banks 2.3%
1,979,632	Bank OZK	73,384,958

	Self-Storage REITs 2.0%
2,073,230	National Storage Affiliates Trust	65,804,320

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Semiconductor Materials & Equipment 1.5%
440,886	Nova Ltd.*	$49,573,222

	Semiconductors 1.5%
103,574	Monolithic Power Systems, Inc.	47,851,188

	Specialized Consumer Services 0.7%
3,941,226	Mister Car Wash, Inc.*	21,716,155

	Specialty Chemicals 5.1%
717,897	Balchem Corp.	89,047,944
741,234	Innospec, Inc.	75,754,115

		164,802,059

	Systems Software 2.2%
426,016	CyberArk Software Ltd.*	69,768,640

	Transaction & Payment Processing Services 1.5%
849,504	Shift4 Payments, Inc., Class A*	47,037,036

	Total Common Stocks (cost $2,416,739,625)	3,185,418,256

	WARRANTS 0.0%

	Insurance Brokers 0.0%
540,000	Hagerty, Inc., expiring 12/2/2026* *** §§	982,800

	Total Warrants (cost $1,859,173)	982,800

	Total Investments (cost $2,418,598,798) 99.0%	3,186,401,056

	Other Assets less Liabilities 1.0%	32,550,036

	Net Assets 100.0%	$3,218,951,092

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

§§The aggregate value of illiquid holdings at September 30, 2023 amounted to approximately $982,800 and represented 0.03% of net assets.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Core Growth Fund’s investments were in the following countries (unaudited):

Country	%
Ireland	3.0
Israel	3.7
United States	93.3

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Apparel Retail 6.2%
1,336,758	Trent Ltd.	$33,411,685

	Apparel, Accessories & Luxury Goods 1.5%
17,825	Page Industries Ltd.	8,350,803

	Automotive Parts & Equipment 1.4%
207,348	Tube Investments of India Ltd.	7,441,020

	Commercial & Residential Mortgage Finance 2.2%
561,862	Aavas Financiers Ltd.*	11,746,977

	Commodity Chemicals 4.6%
2,573,488	Berger Paints India Ltd.	17,604,499
149,327	Supreme Industries Ltd.	7,411,392

		25,015,891

	Construction Machinery & Heavy Transportation Equipment 0.9%
590,794	Action Construction Equipment Ltd.	4,883,976

	Consumer Finance 13.5%
538,025	Bajaj Finance Ltd.	50,465,943
1,511,701	Cholamandalam Investment & Finance Co. Ltd.	22,112,170

		72,578,113

	Diversified Banks 10.2%
2,099,929	HDFC Bank Ltd.	38,512,485
780,288	Kotak Mahindra Bank Ltd.	16,261,202

		54,773,687

	Diversified Chemicals 0.8%
150,276	Pidilite Industries Ltd.	4,407,532

	Food Retail 3.5%
421,249	Avenue Supermarts Ltd.*	18,606,199

	Footwear 0.2%
351,318	Campus Activewear Ltd.*	1,221,387

	Health Care Facilities 2.0%
1,575,624	Max Healthcare Institute Ltd.	10,763,098

	Health Care Services 8.7%
830,544	Dr Lal PathLabs Ltd.	25,198,921
3,590,652	Vijaya Diagnostic Centre Pvt. Ltd.	21,585,098

		46,784,019

	Heavy Electrical Equipment 0.5%
282,108	Elecon Engineering Co. Ltd.	2,620,373

	Industrial Machinery & Supplies & Components 8.9%
6,659,561	Elgi Equipments Ltd.	40,849,173
306,402	GMM Pfaudler Ltd.	6,860,256

		47,709,429

Shares		Value

	Interactive Media & Services 2.3%
247,995	Info Edge India Ltd.	$12,400,223

	IT Consulting & Other Services 8.7%
313,780	LTIMindtree Ltd.	19,605,366
395,454	Persistent Systems Ltd.	27,480,996

		47,086,362

	Life Sciences Tools & Services 5.5%
655,012	Divi’s Laboratories Ltd.	29,630,378

	Metal, Glass & Plastic Containers 0.5%
254,644	Mold-Tek Packaging Ltd.	2,801,661

	Property & Casualty Insurance 0.9%
311,655	ICICI Lombard General Insurance Co. Ltd.	4,902,380

	Regional Banks 7.0%
4,411,685	AU Small Finance Bank Ltd.	37,757,154

	Research & Consulting Services 3.3%
322,935	L&T Technology Services Ltd.	17,723,346

	Specialty Chemicals 3.2%
454,471	Asian Paints Ltd.	17,273,711

	Systems Software 1.0%
63,917	Tata Elxsi Ltd.	5,546,546

	Total Common Stocks (cost $336,471,485)	525,435,950

	Total Investments (cost $336,471,485) 97.5%§	525,435,950

	Other Assets less Liabilities 2.5%	13,605,579

	Net Assets 100.0%	$539,041,529

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 91.33%.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Emerging India Fund’s investments were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Airport Services 3.5%
950,940	Grupo Aeroportuario del Pacifico SAB de CV, Class B	$15,629,738

	Apparel Retail 1.6%
283,041	Trent Ltd.	7,074,487

	Apparel, Accessories & Luxury Goods 1.4%
13,790	Page Industries Ltd.	6,460,453

	Broadline Retail 9.6%
29,188	MercadoLibre, Inc.*	37,006,881
418,907	momo.com, Inc.	6,544,063

		43,550,944

	Consumer Finance 9.3%
389,495	Bajaj Finance Ltd.	36,534,050
369,022	Cholamandalam Investment & Finance Co. Ltd.	5,397,812

		41,931,862

	Diversified Banks 12.6%
1,491,443	HDFC Bank Ltd.	27,352,913
4,115,691	NU Holdings Ltd., Class A*	29,838,760

		57,191,673

	Diversified Chemicals 1.0%
147,625	Pidilite Industries Ltd.	4,329,779

	Drug Retail 4.0%
3,332,363	Raia Drogasil SA	18,310,743

	Electrical Components & Equipment 9.1%
447,765	Voltronic Power Technology Corp.	22,051,049
2,626,402	WEG SA	18,951,289

		41,002,338

	Health Care Facilities 0.8%
554,684	Max Healthcare Institute Ltd.	3,789,050

	Health Care Services 1.9%
284,287	Dr Lal PathLabs Ltd.	8,625,342

	Hotels, Resorts & Cruise Lines 0.8%
884,500	H World Group Ltd.*	3,478,261

	Industrial Machinery & Supplies & Components 2.8%
371,691	Airtac International Group	11,292,957
130,222	Techtronic Industries Co. Ltd.	1,257,109

		12,550,066

	Interactive Home Entertainment 2.5%
253,991	Sea Ltd., ADR*	11,162,904

Shares		Value

	Interactive Media & Services 1.9%
220,000	Tencent Holdings Ltd.	$8,528,065

	IT Consulting & Other Services 6.4%
147,076	Globant SA*	29,098,987

	Life Sciences Tools & Services 4.3%
226,220	Divi’s Laboratories Ltd.	10,233,376
330,138	Hangzhou Tigermed Consulting Co. Ltd., Class A	3,017,002
1,040,813	Wuxi Biologics Cayman, Inc.*	6,049,057

		19,299,435

	Property & Casualty Insurance 1.0%
593,544	Qualitas Controladora SAB de CV	4,459,882

	Regional Banks 3.9%
2,085,937	AU Small Finance Bank Ltd.	17,852,373

	Restaurants 1.6%
501,500	Meituan, Class B*	7,259,809

	Semiconductor Materials & Equipment 4.3%
123,900	Lasertec Corp.	19,267,986

	Semiconductors 8.2%
126,894	ASPEED Technology, Inc.	10,930,951
83,518	LEENO Industrial, Inc.	9,503,951
1,325,836	Silergy Corp.	12,567,375
1,192,542	Sino Wealth Electronic Ltd., Class A	4,110,738

		37,113,015

	Specialized Finance 2.8%
2,250,008	Chailease Holding Co. Ltd.	12,634,326

	Specialty Chemicals 2.3%
280,175	Asian Paints Ltd.	10,649,001

	Systems Software 0.2%
10,520	Tata Elxsi Ltd.	912,897

	Transaction & Payment Processing Services 1.3%
317,077	Dlocal Ltd.*	6,078,366

	Total Common Stocks (cost $505,581,950)	448,241,782

	Total Investments (cost $505,581,950) 99.1%§	448,241,782

	Other Assets less Liabilities 0.9%	4,041,660

	Net Assets 100.0%	$452,283,442

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 61.40%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

At September 30, 2023, Wasatch Emerging Markets Select Fund’s investments were in the following countries (unaudited):

Country	%
Brazil	15.0
China	7.2
Hong Kong	0.3
India	31.1
Japan	4.3
Mexico	4.5
Singapore	2.5
South Korea	2.1
Taiwan	17.0
United States	14.7
Uruguay	1.3

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 104.0%

	Airport Services 4.2%
1,295,125	Grupo Aeroportuario del Centro Norte SAB de CV	$14,055,943

	Apparel Retail 3.6%
489,492	Trent Ltd.	12,234,640

	Application Software 1.4%
138,832	Text SA	4,612,085

	Asset Management & Custody Banks 0.5%
8,982,454	VEF AB*	1,789,563

	Broadline Retail 1.6%
345,960	momo.com, Inc.	5,404,503

	Commercial & Residential Mortgage Finance 3.2%
509,672	Aavas Financiers Ltd.*	10,655,828

	Commodity Chemicals 1.4%
681,024	Berger Paints India Ltd.	4,658,692

	Communications Equipment 2.4%
535,000	Accton Technology Corp.	8,208,063

	Construction Machinery & Heavy Transportation Equipment 1.0%
415,522	Action Construction Equipment Ltd.	3,435,038

	Consumer Finance 1.2%
6,941,588	Ngern Tid Lor PCL	3,965,260

	Diversified Support Services 1.4%
7,016,200	Frontken Corp. Bhd.	4,693,143

	Drug Retail 5.1%
509,646	Clicks Group Ltd.	6,962,167
1,864,668	Raia Drogasil SA	10,246,020

		17,208,187

	Electrical Components & Equipment 5.8%
395,863	Voltronic Power Technology Corp.	19,495,036

	Electronic Components 1.4%
461,000	Sinbon Electronics Co. Ltd.	4,621,043

	Electronic Equipment & Instruments 2.9%
761,616	Chroma ATE, Inc.	6,531,432
6,886	Honeywell Automation India Ltd.	3,298,879

		9,830,311

Shares		Value

	Electronic Manufacturing Services 2.3%
45,272	Fabrinet*	$7,543,221

	Health Care Facilities 0.7%
13,532,100	Mitra Keluarga Karyasehat Tbk PT	2,364,068

	Health Care Services 2.9%
316,551	Dr Lal PathLabs Ltd.	9,604,240

	Heavy Electrical Equipment 0.7%
252,002	Elecon Engineering Co. Ltd.	2,340,732

	Home Improvement Retail 1.9%
16,151,297	Wilcon Depot, Inc.	6,280,552

	Hotels, Resorts & Cruise Lines 1.6%
1,394,570	H World Group Ltd.*	5,484,091

	Human Resource & Employment Services 0.5%
4,067	Benefit Systems SA	1,643,129

	Industrial Machinery & Supplies & Components 4.1%
167,500	Airtac International Group	5,089,094
1,427,311	Elgi Equipments Ltd.	8,755,002

		13,844,096

	Interactive Media & Services 3.3%
3,416,426	Baltic Classifieds Group PLC	8,128,343
57,878	Info Edge India Ltd.	2,894,011

		11,022,354

	IT Consulting & Other Services 12.0%
455,800	FPT Corp.	1,737,588
95,972	Globant SA*	18,988,060
61,798	LTIMindtree Ltd.	3,861,216
225,765	Persistent Systems Ltd.	15,688,923

		40,275,787

	Life & Health Insurance 2.0%
942,684	Discovery Ltd.*	6,828,998

	Metal, Glass & Plastic Containers 0.5%
164,244	Mold-Tek Packaging Ltd.	1,807,056

	Movies & Entertainment 0.5%
20,537	JYP Entertainment Corp.	1,705,324

	Multi-Line Insurance 0.4%
40,679	Co. for Cooperative Insurance	1,366,650

	Oil & Gas Refining & Marketing 1.7%
148,351	Aldrees Petroleum & Transport Services Co.	5,542,571

	Packaged Foods & Meats 0.7%
9,612,700	Cisarua Mountain Dairy PT TBK	2,469,260

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Personal Care Products 1.4%
331,107	Proya Cosmetics Co. Ltd., Class A	$4,615,612

	Property & Casualty Insurance 3.6%
1,612,284	Qualitas Controladora SAB de CV	12,114,680

	Regional Banks 8.1%
2,572,278	AU Small Finance Bank Ltd.	22,014,694
718,662	Regional SAB de CV	5,161,666

		27,176,360

	Research & Consulting Services 3.8%
21,696,900	CTOS Digital Bhd.	6,464,842
115,874	L&T Technology Services Ltd.	6,359,407

		12,824,249

	Semiconductor Materials & Equipment 2.4%
399,000	Materials Analysis Technology, Inc.	3,269,027
68,491	Tokai Carbon Korea Co. Ltd.	4,792,887

		8,061,914

	Semiconductors 9.2%
77,651	ASPEED Technology, Inc.	6,689,042
116,276	LEENO Industrial, Inc.	13,231,656
926,572	Silergy Corp.	8,782,819
585,464	Sino Wealth Electronic Ltd., Class A	2,018,116

		30,721,633

	Specialized Finance 1.3%
770,100	Chailease Holding Co. Ltd.	4,324,293

	Transaction & Payment Processing Services 1.3%
227,674	Dlocal Ltd.*	4,364,511

	Total Common Stocks (cost $249,101,336)	349,192,716

	Total Investments (cost $249,101,336) 104.0%§	349,192,716

	Liabilities less Other Assets (4.0%)	(13,335,726)

	Net Assets 100.0%	$335,856,990

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 70.25%.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Emerging Markets Small Cap Fund’s investments were in the following countries (unaudited):

Country	%
Brazil	2.9
China	3.5
India	30.8
Indonesia	1.4
Malaysia	3.2
Mexico	9.0
Philippines	1.8
Poland	1.8
Saudi Arabia	2.0
South Africa	3.9
South Korea	5.7
Sweden	0.5
Taiwan	20.7
Thailand	1.1
United Kingdom	2.3
United States	7.6
Uruguay	1.3
Vietnam	0.5

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 101.6%

	Airport Services 3.3%
60,300	Grupo Aeroportuario del Centro Norte SAB de CV	$654,434
31,600	Grupo Aeroportuario del Pacifico SAB de CV, Class B	519,380

		1,173,814

	Application Software 0.9%
9,910	Text SA	329,216

	Asset Management & Custody Banks 4.2%
1,197,100	DCVFMVN Diamond ETF	1,305,947
891,292	VEF AB*	177,571

		1,483,518

	Broadline Retail 8.2%
2,265	MercadoLibre, Inc.*	2,871,748

	Consumer Finance 13.8%
34,176	Bajaj Finance Ltd.	3,205,658
80,474	Cholamandalam Investment & Finance Co. Ltd.	1,177,121
756,978	Ngern Tid Lor PCL	432,410

		4,815,189

	Distillers & Vintners 1.0%
129,290	Ginebra San Miguel, Inc.	356,498

	Diversified Banks 17.0%
1,090,600	Bank Central Asia Tbk PT	621,353
619,589	Bank for Foreign Trade of Vietnam JSC*	2,226,057
3,317	Credicorp Ltd.	424,476
306,515	NU Holdings Ltd., Class A*	2,222,234
12,350	TBC Bank Group PLC	449,787

		5,943,907

	Diversified Support Services 1.1%
566,600	Frontken Corp. Bhd.	378,999

	Drug Retail 5.6%
18,958	Clicks Group Ltd.	258,981
12,500	Corporativo Fragua SAB de CV	351,449
243,048	Raia Drogasil SA	1,335,506

		1,945,936

	Electrical Components & Equipment 3.9%
188,600	WEG SA	1,360,878

	Electronic Manufacturing Services 2.3%
4,784	Fabrinet*	797,110

	Food Retail 0.5%
2,142	Dino Polska SA*	173,596

Shares		Value

	Health Care Facilities 0.8%
1,404	Dr Sulaiman Al Habib Medical Services Group Co.	$88,235
1,009,000	Mitra Keluarga Karyasehat Tbk PT	176,273

		264,508

	Home Improvement Retail 1.9%
1,692,800	Wilcon Depot, Inc.	658,258

	Human Resource & Employment Services 0.9%
806	Benefit Systems SA	325,636

	Interactive Home Entertainment 1.2%
9,813	Sea Ltd., ADR*	431,281

	Interactive Media & Services 1.9%
275,953	Baltic Classifieds Group PLC	656,546

	IT Consulting & Other Services 15.3%
995,366	FPT Corp.	3,794,507
7,960	Globant SA*	1,574,886

		5,369,393

	Life & Health Insurance 2.1%
100,127	Discovery Ltd.*	725,341

	Multi-Line Insurance 1.1%
11,417	Co. for Cooperative Insurance	383,565

	Oil & Gas Refining & Marketing 3.0%
27,827	Aldrees Petroleum & Transport Services Co.	1,039,650

	Property & Casualty Insurance 6.4%
299,222	Qualitas Controladora SAB de CV	2,248,350

	Regional Banks 2.0%
98,900	Regional SAB de CV	710,332

	Research & Consulting Services 1.8%
2,133,100	CTOS Digital Bhd.	635,582

	Semiconductors 1.4%
52,000	Silergy Corp.	492,899

	Total Common Stocks (cost $30,325,725)	35,571,750

	Total Investments (cost $30,325,725) 101.6%§	35,571,750

	Liabilities less Other Assets (1.6%)	(564,111)

	Net Assets 100.0%	$35,007,639

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 44.69%.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund.

	See Notes to Financial Statements.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

At September 30, 2023, Wasatch Frontier Emerging Small Countries Fund’s investments were in the following countries (unaudited):

Country	%
Brazil	13.8
India	12.3
Indonesia	2.2
Malaysia	2.9
Mexico	12.6
Peru	1.2
Philippines	2.9
Poland	2.3
Saudi Arabia	4.3
Singapore	1.2
South Africa	2.8
Sweden	0.5
Taiwan	1.4
Thailand	1.2
United Kingdom	3.1
United States	14.7
Vietnam	20.6

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Apparel Retail 1.2%
26,647	Boot Barn Holdings, Inc.*	$2,163,470

	Application Software 6.0%
32,895	Five9, Inc.*	2,115,148
40,462	Guidewire Software, Inc.*	3,641,580
58,727	Q2 Holdings, Inc.*	1,895,120
118,400	Rakus Co. Ltd.	1,624,383
196,311	Technology One Ltd.	1,946,767

		11,222,998

	Asset Management & Custody Banks 2.6%
40,968	Hamilton Lane, Inc., Class A	3,705,146
116,507	Netwealth Group Ltd.	1,123,540

		4,828,686

	Automotive Parts & Equipment 2.5%
28,175	Fox Factory Holding Corp.*	2,791,579
23,800	XPEL, Inc.*	1,835,218

		4,626,797

	Automotive Retail 1.3%
75,916	Valvoline, Inc.	2,447,532

	Biotechnology 0.2%
127,976	C4 Therapeutics, Inc.*	238,035
125,288	Sangamo Therapeutics, Inc.*	75,148

		313,183

	Broadline Retail 1.8%
44,361	Ollie’s Bargain Outlet Holdings, Inc.*	3,423,782

	Building Products 2.5%
75,393	Trex Co., Inc.*	4,646,471

	Cargo Ground Transportation 2.8%
13,257	Saia, Inc.*	5,284,903

	Commercial & Residential Mortgage Finance 1.3%
113,741	Aavas Financiers Ltd.*	2,378,009

	Diversified Real Estate Activities 0.5%
109,261	Patrizia SE	865,853

	Drug Retail 1.3%
59,200	Sugi Holdings Co. Ltd.	2,351,517

	Electrical Components & Equipment 2.3%
86,896	Voltronic Power Technology Corp.	4,279,361

	Financial Exchanges & Data 0.8%
203,086	Open Lending Corp., Class A*	1,486,590

Shares		Value

	Health Care Equipment 2.5%
10,779	DiaSorin SpA	$981,563
11,887	Inspire Medical Systems, Inc.*	2,358,856
90,431	Silk Road Medical, Inc.*	1,355,561

		4,695,980

	Health Care Facilities 4.0%
69,453	Ensign Group, Inc.	6,454,267
141,184	Max Healthcare Institute Ltd.	964,429

		7,418,696

	Health Care Services 1.4%
86,276	Dr Lal PathLabs Ltd.	2,617,636

	Health Care Supplies 1.0%
105,738	Neogen Corp.*	1,960,383

	Health Care Technology 1.7%
85,450	JMDC, Inc.	3,099,659

	Home Improvement Retail 1.5%
31,794	Floor & Decor Holdings, Inc., Class A*	2,877,357

	Homebuilding 0.8%
14,671	LGI Homes, Inc.*	1,459,618

	Human Resource & Employment Services 2.8%
14,535	Paylocity Holding Corp.*	2,641,010
148,148	SMS Co. Ltd.	2,517,620

		5,158,630

	Industrial Machinery & Supplies & Components 4.1%
32,878	Helios Technologies, Inc.	1,824,071
25,296	RBC Bearings, Inc.*	5,922,553

		7,746,624

	IT Consulting & Other Services 8.4%
48,604	Endava PLC, ADR*	2,787,439
32,509	Globant SA*	6,431,906
32,276	LTIMindtree Ltd.	2,016,645
64,182	Persistent Systems Ltd.	4,460,153

		15,696,143

	Leisure Products 1.6%
61,855	YETI Holdings, Inc.*	2,982,648

	Life Sciences Tools & Services 2.4%
18,719	Medpace Holdings, Inc.*	4,532,431

	Managed Health Care 3.7%
95,315	HealthEquity, Inc.*	6,962,761

	Other Specialty Retail 2.8%
32,673	Five Below, Inc.*	5,257,086

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Packaged Foods & Meats 1.6%
46,740	Freshpet, Inc.*	$3,079,231

	Personal Care Products 1.4%
63,200	BellRing Brands, Inc.*	2,605,736

	Pharmaceuticals 1.3%
146,161	Esperion Therapeutics, Inc.*	143,238
43,973	Intra-Cellular Therapies, Inc.*	2,290,553

		2,433,791

	Regional Banks 6.8%
999,455	AU Small Finance Bank Ltd.	8,553,779
109,874	Bank OZK	4,073,029

		12,626,808

	Research & Consulting Services 4.9%
201,170	BayCurrent Consulting, Inc.	6,703,552
45,808	L&T Technology Services Ltd.	2,514,038

		9,217,590

	Semiconductor Materials & Equipment 1.8%
29,361	Nova Ltd.*	3,301,351

	Semiconductors 5.0%
20,400	ASPEED Technology, Inc.	1,757,305
28,052	Melexis NV	2,414,285
6,626	Monolithic Power Systems, Inc.	3,061,212
230,000	Silergy Corp.	2,180,131

		9,412,933

	Specialty Chemicals 2.2%
33,807	Balchem Corp.	4,193,420

	Systems Software 3.0%
21,615	CyberArk Software Ltd.*	3,539,889
23,561	Tata Elxsi Ltd.	2,044,560

		5,584,449

	Trading Companies & Distributors 2.6%
70,119	Diploma PLC	2,559,875
214,200	MonotaRO Co. Ltd.	2,283,627

		4,843,502

	Transaction & Payment Processing Services 1.2%
41,000	GMO Payment Gateway, Inc.	2,237,107

	Total Common Stocks (cost $148,322,442)	182,320,722

	Total Investments (cost $148,322,442) 97.6%§	182,320,722

	Other Assets less Liabilities 2.4%	4,449,209

	Net Assets 100.0%	$186,769,931

*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 34.52%. ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2023, Wasatch Global Opportunities Fund’s investments were in the following countries (unaudited):

Country	%
Australia	1.7
Belgium	1.3
Germany	0.5
India	14.0
Israel	3.8
Italy	0.5
Japan	11.4
Taiwan	4.5
United Kingdom	2.9
United States	59.4

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.2%

	Application Software 16.8%
9,377	Dassault Systemes SE	$348,284
6,980	Descartes Systems Group, Inc.*	512,303
3,270	Five9, Inc.*	210,261
675	HubSpot, Inc.*	332,438
1,593	Roper Technologies, Inc.	771,458
3,667	Xero Ltd.*	263,723

		2,438,467

	Broadline Retail 3.4%
386	MercadoLibre, Inc.*	489,402

	Building Products 5.5%
19,076	Assa Abloy AB, Class B	414,494
6,156	Trex Co., Inc.*	379,394

		793,888

	Cargo Ground Transportation 3.9%
1,370	Old Dominion Freight Line, Inc.	560,522

	Consumer Finance 4.9%
7,546	Bajaj Finance Ltd.	707,803

	Distributors 3.7%
1,514	Pool Corp.	539,135

	Diversified Banks 3.6%
28,522	HDFC Bank Ltd.	523,091

	Diversified Support Services 4.6%
15,532	Copart, Inc.*	669,274

	Drug Retail 3.0%
10,800	Sugi Holdings Co. Ltd.	428,993

	Electrical Components & Equipment 2.2%
43,500	WEG SA	313,882

	Electronic Components 5.1%
8,726	Amphenol Corp., Class A	732,897

	Financial Exchanges & Data 5.8%
1,668	MarketAxess Holdings, Inc.	356,351
2,078	Morningstar, Inc.	486,751

		843,102

	Health Care Equipment 1.8%
2,794	DiaSorin SpA	254,429

	Health Care Supplies 1.7%
2,316	Coloplast AS, Class B	245,072

	Health Care Technology 2.0%
8,200	JMDC, Inc.	297,451

	Hotels, Resorts & Cruise Lines 3.2%
7,727	Amadeus IT Group SA	466,731

	Industrial Machinery & Supplies & Components 3.0%
1,882	RBC Bearings, Inc.*	440,633

Shares		Value

	IT Consulting & Other Services 2.4%
1,755	Globant SA*	$347,227

	Life Sciences Tools & Services 4.0%
2,356	ICON PLC*	580,165

	Managed Health Care 3.8%
7,626	HealthEquity, Inc.*	557,079

	Other Specialty Retail 3.0%
2,734	Five Below, Inc.*	439,901

	Research & Consulting Services 3.9%
17,180	BayCurrent Consulting, Inc.	572,486

	Semiconductor Materials & Equipment 1.8%
1,700	Lasertec Corp.	264,371

	Semiconductors 3.5%
734	Monolithic Power Systems, Inc.	339,108
17,419	Silergy Corp.	165,112

		504,220

	Specialized Finance 1.5%
39,882	Chailease Holding Co. Ltd.	223,947

	Transaction & Payment Processing Services 2.1%
3,036	Block, Inc.*	134,373
3,138	GMO Payment Gateway, Inc.	171,221

		305,594

	Total Common Stocks (cost $14,201,628)	14,539,762

	Total Investments (cost $14,201,628) 100.2%§	14,539,762

	Liabilities less Other Assets (0.2%)	(27,426)

	Net Assets 100.0%	$14,512,336

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 36.85%.

	See Notes to Financial Statements.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

At September 30, 2023, Wasatch Global Select Fund’s investments were in the following countries (unaudited):

Country	%
Australia	1.8
Brazil	2.2
Canada	3.5
Denmark	1.7
France	2.4
India	8.5
Ireland	4.0
Italy	1.7
Japan	11.9
Spain	3.2
Sweden	2.8
Taiwan	2.7
United States	53.6

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.0%

	Aerospace & Defense 2.0%
240,000	BAE Systems PLC	$2,916,442

	Biotechnology 2.1%
40,000	Gilead Sciences, Inc.	2,997,600

	Diversified Banks 11.7%
63,000	Citigroup, Inc.	2,591,190
211,000	ING Groep NV, ADR	2,780,980
29,000	JPMorgan Chase & Co.	4,205,580
46,000	Toronto-Dominion Bank	2,771,345
219,000	United Overseas Bank Ltd.	4,561,354

		16,910,449

	Diversified Metals & Mining 2.2%
112,000	BHP Group Ltd.	3,146,170

	Electric Utilities 10.3%
68,000	Duke Energy Corp.	6,001,680
53,500	Eversource Energy	3,111,025
152,000	Exelon Corp.	5,744,080

		14,856,785

	Electrical Components & Equipment 0.6%
4,000	Eaton Corp. PLC	853,120

	Electronic Manufacturing Services 2.2%
975,000	Hon Hai Precision Industry Co. Ltd.	3,142,654

	Food Retail 5.0%
144,000	Koninklijke Ahold Delhaize NV	4,340,115
73,000	Seven & i Holdings Co. Ltd.	2,857,963

		7,198,078

	Industrial REITs 2.2%
1,900,000	Mapletree Industrial Trust	3,136,464

	Integrated Oil & Gas 8.2%
123,000	Suncor Energy, Inc.	4,229,951
117,000	TotalEnergies SE	7,692,670

		11,922,621

	Integrated Telecommunication Services 6.5%
216,000	AT&T, Inc.	3,244,320
12,000,000	Telkom Indonesia Persero Tbk PT	2,908,881
100,000	Verizon Communications, Inc.	3,241,000

		9,394,201

	Multi-Line Insurance 2.2%
107,000	AXA SA	3,174,568

	Oil & Gas Drilling 2.2%
62,000	Noble Corp. PLC	3,140,300

	Packaged Foods & Meats 2.5%
106,000	Kraft Heinz Co.	3,565,840

	Personal Care Products 2.3%
164,000	Kenvue, Inc.	3,293,120

Shares		Value

	Pharmaceuticals 17.5%
82,500	Bristol-Myers Squibb Co.	$4,788,300
44,655	Johnson & Johnson	6,955,016
63,000	Novartis AG	6,434,104
70,000	Otsuka Holdings Co. Ltd.	2,485,356
137,000	Pfizer, Inc.	4,544,290

		25,207,066

	Property & Casualty Insurance 2.9%
74,000	Axis Capital Holdings Ltd.	4,171,380

	Rail Transportation 3.4%
24,500	Union Pacific Corp.	4,988,935

	Reinsurance 3.5%
13,000	Muenchener Rueckversicherungs-Gesellschaft AG	5,062,883

	Retail REITs 2.1%
173,000	Kimco Realty Corp.	3,043,070

	Technology Hardware, Storage & Peripherals 1.4%
40,000	Samsung Electronics Co. Ltd.	2,022,164

	Tobacco 4.0%
91,000	KT&G Corp.	5,811,459

	Total Common Stocks (cost $126,564,184)	139,955,369

	Total Investments (cost $126,564,184) 97.0%§	139,955,369

	Other Assets less Liabilities 3.0%	4,284,372

	Net Assets 100.0%	$144,239,741

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 41.38%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Global Value Fund’s investments were in the following countries (unaudited):

Country	%
Australia	2.2
Canada	5.0
France	7.8
Germany	3.6
Indonesia	2.1
Japan	3.8
Netherlands	5.1
Singapore	5.5
South Korea	5.6
Switzerland	4.6
Taiwan	2.2
United Kingdom	2.1
United States	50.4

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.3%

	Apparel, Accessories & Luxury Goods 1.7%
7,300	Shenzhou International Group Holdings Ltd.	$69,420

	Application Software 2.3%
29,064	Glodon Co. Ltd., Class A	93,094

	Construction Materials 1.1%
11,800	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	43,412

	Distillers & Vintners 7.9%
900	Kweichow Moutai Co. Ltd., Class A	223,211
4,500	Wuliangye Yibin Co. Ltd., Class A	96,970

		320,181

	Diversified Banks 1.2%
11,500	China Merchants Bank Co. Ltd., Class H	47,743

	Drug Retail 3.7%
31,598	Yifeng Pharmacy Chain Co. Ltd., Class A	152,191

	Electrical Components & Equipment 3.5%
5,040	Contemporary Amperex Technology Co. Ltd., Class A	140,781

	Electronic Components 4.6%
23,300	Shenzhen H&T Intelligent Control Co. Ltd., Class A	45,638
14,000	Sinbon Electronics Co. Ltd.	140,335

		185,973

	Health Care Equipment 3.7%
4,100	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	152,348

	Hotels, Resorts & Cruise Lines 5.9%
60,800	H World Group Ltd.*	239,094

	Industrial Machinery & Supplies & Components 14.4%
7,100	Airtac International Group	215,717
22,763	Shenzhen Inovance Technology Co. Ltd., Class A	208,012
16,778	Techtronic Industries Co. Ltd.	161,968

		585,697

	Interactive Media & Services 4.9%
5,200	Tencent Holdings Ltd.	201,572

	Life & Health Insurance 5.7%
14,100	AIA Group Ltd.	114,029
21,000	Ping An Insurance Group Co. of China Ltd., Class H	119,104

		233,133

	Life Sciences Tools & Services 7.5%
13,800	Hangzhou Tigermed Consulting Co. Ltd., Class A	126,113
30,687	Wuxi Biologics Cayman, Inc.*	178,348

		304,461

	Other Specialty Retail 1.4%
3,900	China Tourism Group Duty Free Corp. Ltd., Class A	57,097

Shares		Value

	Packaged Foods & Meats 2.6%
11,587	Foshan Haitian Flavouring & Food Co. Ltd., Class A	$60,691
12,500	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	45,599

		106,290

	Personal Care Products 3.6%
8,037	Proya Cosmetics Co. Ltd., Class A	112,035
2,782	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	35,678

		147,713

	Regional Banks 2.4%
26,500	Bank of Ningbo Co. Ltd., Class A	97,993

	Restaurants 3.7%
10,300	Meituan, Class B*	149,105

	Semiconductors 8.3%
1,814	3peak, Inc., Class A	45,343
17,000	Silergy Corp.	161,140
38,256	Sino Wealth Electronic Ltd., Class A	131,870

		338,353

	Specialized Finance 3.9%
28,078	Chailease Holding Co. Ltd.	157,665

	Systems Software 3.3%
34,700	Hangzhou Dptech Technologies Co. Ltd., Class A	72,039
5,000	Sangfor Technologies, Inc., Class A*	63,973

		136,012

	Total Common Stocks (cost $6,368,355)	3,959,328

	Total Investments (cost $6,368,355) 97.3%§	3,959,328

	Other Assets less Liabilities 2.7%	110,603

	Net Assets 100.0%	$4,069,931

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 97.28%.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Greater China Fund’s investments were in the following countries (unaudited):

Country	%
China	76.0
Hong Kong	7.0
Taiwan	17.0

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.6%

	Aerospace & Defense 2.6%
509,081	CAE, Inc.*	$11,885,116

	Airport Services 1.8%
772,560	Grupo Aeroportuario del Centro Norte SAB de CV	8,384,564

	Apparel, Accessories & Luxury Goods 1.5%
455,978	Canada Goose Holdings, Inc.*	6,687,342

	Application Software 8.6%
202,909	Descartes Systems Group, Inc.*	14,892,692
265,519	Fortnox AB	1,413,346
66,775	Kinaxis, Inc.*	7,530,716
469,000	Rakus Co. Ltd.	6,434,421
1,072,565	Systena Corp.	1,927,784
698,531	Technology One Ltd.	6,927,156

		39,126,115

	Asset Management & Custody Banks 2.1%
997,791	Netwealth Group Ltd.	9,622,243

	Brewers 1.4%
81,124	Royal Unibrew AS	6,265,240

	Broadline Retail 1.3%
340,481	B&M European Value Retail SA	2,428,593
273,400	Ryohin Keikaku Co. Ltd.	3,536,366

		5,964,959

	Commercial & Residential Mortgage Finance 2.1%
128,090	Aavas Financiers Ltd.*	2,678,007
1,782,034	OSB Group PLC	7,070,459

		9,748,466

	Commodity Chemicals 0.6%
374,317	Berger Paints India Ltd.	2,560,598

	Construction & Engineering 1.8%
1,926,016	Johns Lyng Group Ltd.	8,040,740

	Diversified Real Estate Activities 1.2%
702,606	Patrizia SE	5,567,895

	Diversified Support Services 1.3%
400,680	Japan Elevator Service Holdings Co. Ltd.	5,869,036

	Drug Retail 4.4%
263,921	Clicks Group Ltd.	3,605,369
1,045,732	Raia Drogasil SA	5,746,112
270,400	Sugi Holdings Co. Ltd.	10,740,713

		20,092,194

	Electrical Components & Equipment 2.5%
226,969	Voltronic Power Technology Corp.	11,177,525

Shares		Value

	Electronic Equipment & Instruments 2.2%
433,048	Halma PLC	$10,202,923

	Health Care Equipment 1.6%
77,469	DiaSorin SpA	7,054,526

	Health Care Facilities 0.6%
411,573	Max Healthcare Institute Ltd.	2,811,458

	Health Care Services 1.2%
179,732	Dr Lal PathLabs Ltd.	5,453,116

	Health Care Supplies 0.6%
212,928	Menicon Co. Ltd.	2,737,114

	Health Care Technology 3.8%
373,327	JMDC, Inc.	13,542,263
70,099	Pro Medicus Ltd.	3,740,495

		17,282,758

	Human Resource & Employment Services 4.4%
718,732	SMS Co. Ltd.	12,214,099
185,000	TechnoPro Holdings, Inc.	4,020,661
79,500	Visional, Inc.*	3,999,639

		20,234,399

	Industrial Machinery & Supplies & Components 3.8%
149,000	Airtac International Group	4,527,015
978,599	Elgi Equipments Ltd.	6,002,642
117,156	Stabilus SE	6,545,845

		17,075,502

	Interactive Media & Services 3.9%
128,100	Kakaku.com, Inc.	1,297,219
814,441	Rightmove PLC	5,557,985
155,277	Scout24 SE	10,766,677

		17,621,881

	Investment Banking & Brokerage 1.0%
1,307,150	AJ Bell PLC	4,376,278

	IT Consulting & Other Services 8.3%
161,192	Endava PLC, ADR*	9,244,361
40,164	Globant SA*	7,946,447
46,459	Persistent Systems Ltd.	3,228,541
109,818	Reply SpA	10,304,450
391,460	Softcat PLC	6,968,481

		37,692,280

	Life Sciences Tools & Services 0.8%
34,182	Gerresheimer AG	3,581,631

	Movies & Entertainment 2.1%
168,213	CTS Eventim AG & Co. KGaA	9,548,366

	Pharmaceuticals 1.0%
459,371	JCR Pharmaceuticals Co. Ltd.	4,585,245

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Property & Casualty Insurance 3.5%
195,017	Definity Financial Corp.	$5,384,235
1,400,805	Qualitas Controladora SAB de CV	10,525,630

		15,909,865

	Publishing 0.6%
271,161	Future PLC	2,928,698

	Regional Banks 5.9%
1,591,284	AU Small Finance Bank Ltd.	13,618,913
235,573	EQB, Inc.	13,077,272

		26,696,185

	Research & Consulting Services 3.5%
473,300	BayCurrent Consulting, Inc.	15,771,691

	Semiconductor Materials & Equipment 0.3%
21,852	Tokai Carbon Korea Co. Ltd.	1,529,167

	Semiconductors 4.9%
30,500	ASPEED Technology, Inc.	2,627,343
65,207	LEENO Industrial, Inc.	7,420,247
104,431	Melexis NV	8,987,817
350,768	Silergy Corp.	3,324,870

		22,360,277

	Soft Drinks & Non-Alcoholic Beverages 0.4%
134,752	Fevertree Drinks PLC	1,972,931

	Specialty Chemicals 1.3%
681,658	Hexpol AB	6,039,871

	Systems Software 2.5%
68,608	CyberArk Software Ltd.*	11,235,932

	Trading Companies & Distributors 6.7%
402,292	Diploma PLC	14,686,706
713,068	Howden Joinery Group PLC	6,380,202
22,281	IMCD NV	2,817,092
603,348	MonotaRO Co. Ltd.	6,432,407

		30,316,407

	Transaction & Payment Processing Services 1.5%
126,900	GMO Payment Gateway, Inc.	6,924,119

	Total Common Stocks (cost $366,801,912)	452,934,653

	Total Investments (cost $366,801,912) 99.6%§	452,934,653

	Other Assets less Liabilities 0.4%	1,720,066

	Net Assets 100.0%	$454,654,719

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 71.05%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch International Growth Fund’s investments were in the following countries (unaudited):

Country	%
Australia	6.3
Belgium	2.0
Brazil	1.3
Canada	13.1
Denmark	1.4
Germany	7.9
India	8.0
Israel	2.5
Italy	3.8
Japan	22.1
Mexico	4.2
Netherlands	0.6
South Africa	0.8
South Korea	2.0
Sweden	1.6
Taiwan	4.8
United Kingdom	15.9
United States	1.7

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.5%

	Advertising 1.9%
576,324	YouGov PLC	$5,273,797

	Air Freight & Logistics 1.5%
295,819	AZ-COM MARUWA Holdings, Inc.	4,208,060

	Alternative Carriers 1.4%
360,307	Chief Telecom, Inc.	3,950,178

	Application Software 14.4%
31,304	Atoss Software AG	6,468,470
1,266,170	Bytes Technology Group PLC	7,705,731
21,458	Esker SA	2,830,649
974,041	Fortnox AB	5,184,779
251,400	m-up Holdings, Inc.	2,151,408
52,144	Mensch und Maschine Software SE	2,530,433
268,532	Rakus Co. Ltd.	3,684,111
815,664	Systena Corp.	1,466,041
140,567	Text SA	4,669,723
83,896	Vitec Software Group AB, Class B	3,934,860

		40,626,205

	Asset Management & Custody Banks 3.4%
926,131	JTC PLC	8,189,563
7,278,148	VEF AB*	1,450,016

		9,639,579

	Brewers 0.8%
28,296	Royal Unibrew AS	2,185,312

	Commercial & Residential Mortgage Finance 3.7%
251,970	Aavas Financiers Ltd.*	5,267,994
807,508	Mortgage Advice Bureau Holdings Ltd.	5,280,889

		10,548,883

	Commodity Chemicals 2.6%
524,042	Berger Paints India Ltd.	3,584,826
74,867	Supreme Industries Ltd.	3,715,796

		7,300,622

	Construction & Engineering 3.1%
2,070,675	Johns Lyng Group Ltd.	8,644,664

	Consumer Finance 2.7%
101,612	Gruppo MutuiOnline SpA	2,680,361
465,350	Premium Group Co. Ltd.	4,954,499

		7,634,860

	Data Processing & Outsourced Services 0.4%
441,200	Infomart Corp.	1,183,110

	Diversified Support Services 6.0%
590,400	Japan Elevator Service Holdings Co. Ltd.	8,647,995
2,695,562	Johnson Service Group PLC	4,451,100
914,837	Prestige International, Inc.	3,780,534

		16,879,629

Shares		Value

	Electrical Components & Equipment 4.4%
976,836	DiscoverIE Group PLC	$8,080,659
87,631	Voltronic Power Technology Corp.	4,315,557

		12,396,216

	Electronic Equipment & Instruments 1.2%
150,594	Nayax Ltd.*	3,487,789

	Food Retail 1.9%
46,785	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,675,088
2,429,800	Sheng Siong Group Ltd.	2,700,243

		5,375,331

	Health Care Services 3.5%
137,489	Dr Lal PathLabs Ltd.	4,171,452
933,763	Vijaya Diagnostic Centre Pvt. Ltd.	5,613,289

		9,784,741

	Health Care Technology 5.4%
119,506	Nexus AG	6,509,439
160,158	Pro Medicus Ltd.	8,546,059

		15,055,498

	Heavy Electrical Equipment 0.6%
168,769	Elecon Engineering Co. Ltd.	1,567,618

	Hotels, Resorts & Cruise Lines 0.2%
28,500	Temairazu, Inc.	480,323

	Human Resource & Employment Services 1.8%
5,667	Benefit Systems SA	2,289,553
161,662	SMS Co. Ltd.	2,747,277

		5,036,830

	Industrial Machinery & Supplies & Components 2.2%
649,661	Elgi Equipments Ltd.	3,984,965
100,380	GMM Pfaudler Ltd.	2,247,480

		6,232,445

	Interactive Media & Services 4.1%
2,186,913	Baltic Classifieds Group PLC	5,203,092
351,424	Hemnet Group AB	6,204,694

		11,407,786

	Investment Banking & Brokerage 1.7%
447,492	AJ Bell PLC	1,498,183
144,300	Strike Co. Ltd.	3,228,988

		4,727,171

	IT Consulting & Other Services 6.4%
12,962	Adesso SE	1,400,842
38,589	Aubay	1,579,257
297,102	Avant Group Corp.	2,583,441
98,289	Base Co. Ltd.	2,829,929
156,653	Cigniti Technologies Ltd.	1,473,842
95,223	Digital Value SpA	5,058,789
1,947,576	Kin & Carta PLC*	1,969,901
16,181	Nagarro SE*	1,167,293

		18,063,294

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 1.2%
137,800	Ergomed PLC*	$2,259,314
172,824	Tarsons Products Ltd.*	1,092,911

		3,352,225

	Metal, Glass & Plastic Containers 0.9%
218,979	Mold-Tek Packaging Ltd.	2,409,265

	Movies & Entertainment 0.2%
46,880	NexTone, Inc.*	541,433

	Other Specialty Retail 0.8%
120,091	Musti Group Oyj*	2,280,716

	Packaged Foods & Meats 0.4%
728,879	Cloetta AB, Class B	1,217,648

	Personal Care Products 1.2%
431,912	Sarantis SA	3,356,297

	Pharmaceuticals 0.8%
237,983	JCR Pharmaceuticals Co. Ltd.	2,375,444

	Property & Casualty Insurance 2.3%
855,098	Qualitas Controladora SAB de CV	6,425,195

	Publishing 1.2%
318,454	Future PLC	3,439,491

	Real Estate Services 0.6%
29,544	AZOOM Co. Ltd.	1,616,663

	Regional Banks 2.2%
109,911	EQB, Inc.	6,101,446

	Research & Consulting Services 6.2%
8,037,618	CTOS Digital Bhd.	2,394,901
82,015	Funai Soken Holdings, Inc.	1,430,956
140,837	Management Solutions Co. Ltd.	2,640,255
287,214	NICE Information Service Co. Ltd.	2,103,029
635,800	SIGMAXYZ Holdings, Inc.	6,681,887
369,247	Talenom Oyj	2,131,510

		17,382,538

	Restaurants 0.0%
630,045	Patisserie Holdings PLC* *** §§	7,687

	Semiconductor Materials & Equipment 2.2%
549,059	Materials Analysis Technology, Inc.	4,498,467
25,875	Tokai Carbon Korea Co. Ltd.	1,810,690

		6,309,157

	Semiconductors 2.9%
44,772	Elmos Semiconductor SE	3,011,737
45,212	LEENO Industrial, Inc.	5,144,911

		8,156,648

Shares		Value

	Systems Software 0.3%
39,655	TECSYS, Inc.	$817,478

	Trading Companies & Distributors 0.8%
421,431	Ashtead Technology Holdings PLC	2,247,001

	Total Common Stocks (cost $245,832,122)	279,726,273

	Total Investments (cost $245,832,122) 99.5%§	279,726,273

	Other Assets less Liabilities 0.5%	1,541,992

	Net Assets 100.0%	$281,268,265

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 69.86%.

§§The aggregate value of illiquid holdings at September 30, 2023 amounted to approximately $7,687 and represented 0.00% of net assets.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch International Opportunities Fund’s investments were in the following countries (unaudited):

Country	%
Australia	6.1
Canada	2.5
Denmark	0.8
Finland	1.6
France	1.6
Germany	7.5
Greece	1.2
India	12.5
Israel	2.2
Italy	2.8
Japan	20.5
Malaysia	0.8
Mexico	2.3
Poland	2.5
Singapore	1.0
South Korea	3.2
Sweden	6.4
Taiwan	4.6
United Kingdom	19.9

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.6%

	Aerospace & Defense 5.1%
8,703	CAE, Inc.*	$203,182

	Apparel, Accessories & Luxury Goods 4.3%
94	Hermes International SCA	171,346

	Application Software 12.4%
4,502	Dassault Systemes SE	167,215
2,526	Descartes Systems Group, Inc.*	185,398
2,021	Xero Ltd.*	145,346

		497,959

	Asset Management & Custody Banks 3.5%
125	Partners Group Holding AG	140,324

	Broadline Retail 4.1%
2,381	Dollarama, Inc.	164,045

	Building Products 6.5%
8,485	Assa Abloy AB, Class B	184,367
1,015	Kingspan Group PLC	75,804

		260,171

	Drug Retail 4.5%
4,500	Sugi Holdings Co. Ltd.	178,747

	Electronic Equipment & Instruments 3.8%
6,387	Halma PLC	150,482

	Health Care Equipment 2.5%
1,088	DiaSorin SpA	99,076

	Health Care Supplies 3.1%
1,181	Coloplast AS, Class B	124,970

	Health Care Technology 3.6%
4,001	JMDC, Inc.	145,135

	Hotels, Resorts & Cruise Lines 4.4%
2,928	Amadeus IT Group SA	176,859

	Industrial Machinery & Supplies & Components 3.2%
202	Rational AG	127,806

	Interactive Media & Services 9.5%
1,612	REA Group Ltd.	159,205
3,180	Scout24 SE	220,497

		379,702

	IT Consulting & Other Services 7.5%
2,351	Endava PLC, ADR*	134,830
1,100	Obic Co. Ltd.	166,672

		301,502

	Life Sciences Tools & Services 3.9%
637	ICON PLC*	156,861

Shares		Value

	Real Estate Services 4.8%
1,328	FirstService Corp.	$193,160

	Research & Consulting Services 5.2%
6,300	BayCurrent Consulting, Inc.	209,934

	Trading Companies & Distributors 2.4%
9,200	MonotaRO Co. Ltd.	98,083

	Transaction & Payment Processing Services 4.3%
93	Adyen NV*	68,953
1,900	GMO Payment Gateway, Inc.	103,671

		172,624

	Total Common Stocks (cost $3,998,692)	3,951,968

	Total Investments (cost $3,998,692) 98.6%§	3,951,968

	Other Assets less Liabilities 1.4%	54,376

	Net Assets 100.0%	$4,006,344

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 72.75%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch International Select Fund’s investments were in the following countries (unaudited):

Country	%
Australia	7.7
Canada	18.9
Denmark	3.2
France	8.6
Germany	8.8
Ireland	5.9
Italy	2.5
Japan	22.8
Netherlands	1.7
Spain	4.5
Sweden	4.7
Switzerland	3.5
United Kingdom	7.2

TOTAL	100.0%

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 111.7%

	Apparel Retail 1.3%
19,106	Shoe Carnival, Inc.	$459,117

	Application Software 11.5%
10,311	Five9, Inc.*	662,997
9,788	Guidewire Software, Inc.* ††	880,920
1,585	HubSpot, Inc.* ††	780,613
1,974	Roper Technologies, Inc.††	955,969
3,237	Workday, Inc., Class A* ††	695,469

		3,975,968

	Asset Management & Custody Banks 2.7%
10,152	Hamilton Lane, Inc., Class A††	918,147

	Automotive Retail 1.8%
19,230	Valvoline, Inc.	619,975

	Biotechnology 1.9%
43,855	Atara Biotherapeutics, Inc.*	64,905
69,480	C4 Therapeutics, Inc.*	129,233
4,409	Kymera Therapeutics, Inc.* ††	61,285
20,031	Nkarta, Inc.*	27,843
14,331	Nurix Therapeutics, Inc.*	112,642
179,325	Sangamo Therapeutics, Inc.*	107,559
13,315	Viking Therapeutics, Inc.* ††	147,397

		650,864

	Broadcasting 1.8%
41,892	TEGNA, Inc.††	610,366

	Building Products 1.5%
8,404	Trex Co., Inc.* ††	517,939

	Casinos & Gaming 0.8%
9,992	NeoGames SA*	269,784

	Consumer Finance 1.5%
63,216	EZCORP, Inc., Class A*	521,532

	Data Processing & Outsourced Services 2.4%
10,182	Concentrix Corp.††	815,680

	Distributors 3.3%
3,157	Pool Corp.††	1,124,208

	Electronic Equipment & Instruments 1.9%
9,443	Cognex Corp.††	400,761
1,820	Novanta, Inc.* ††	261,061

		661,822

	Electronic Manufacturing Services 2.3%
4,695	Fabrinet*	782,281

	Financial Exchanges & Data 4.8%
4,229	MarketAxess Holdings, Inc.††	903,484
3,172	Morningstar, Inc.††	743,009

		1,646,493

Shares		Value

	Health Care Equipment 4.1%
4,908	Inspire Medical Systems, Inc.* ††	$973,943
28,938	Silk Road Medical, Inc.* ††	433,781

		1,407,724

	Health Care Facilities 3.1%
11,451	Ensign Group, Inc.††	1,064,141

	Health Care Services 3.6%
7,569	Addus HomeCare Corp.* ††	644,803
53,058	Pennant Group, Inc.*	590,536

		1,235,339

	Health Care Supplies 2.1%
4,546	UFP Technologies, Inc.* ††	733,952

	Home Improvement Retail 2.2%
8,386	Floor & Decor Holdings, Inc., Class A* ††	758,933

	Homebuilding 2.5%
13,582	Skyline Champion Corp.* ††	865,445

	Human Resource & Employment Services 3.2%
6,081	Paylocity Holding Corp.* ††	1,104,918

	Industrial Machinery & Supplies & Components 7.2%
5,346	Kadant, Inc.††	1,205,790
5,430	RBC Bearings, Inc.* ††	1,271,326

		2,477,116

	Investment Banking & Brokerage 1.6%
12,361	Moelis & Co., Class A††	557,852

	IT Consulting & Other Services 4.4%
4,978	Globant SA* ††	984,897
44,367	Grid Dynamics Holdings, Inc.*	540,390

		1,525,287

	Leisure Products 3.4%
16,469	Vista Outdoor, Inc.*	545,453
12,771	YETI Holdings, Inc.* ††	615,818

		1,161,271

	Life Sciences Tools & Services 2.8%
3,950	Medpace Holdings, Inc.* ††	956,414

	Managed Health Care 4.0%
19,144	HealthEquity, Inc.* ††	1,398,469

	Multi-Sector Holdings 1.0%
18,607	Cannae Holdings, Inc.* ††	346,834

	Oil & Gas Equipment & Services 2.0%
13,767	Cactus, Inc., Class A††	691,241

	Oil & Gas Exploration & Production 2.2%
32,716	Magnolia Oil & Gas Corp., Class A††	749,524

	Other Specialty Retail 2.4%
5,180	Five Below, Inc.* ††	833,462

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Packaged Foods & Meats 1.4%
7,559	Freshpet, Inc.* ††	$497,987

	Pharmaceuticals 3.3%
143,726	Esperion Therapeutics, Inc.*	140,852
19,093	Intra-Cellular Therapies, Inc.* ††	994,554

		1,135,406

	Property & Casualty Insurance 1.7%
10,625	Axis Capital Holdings Ltd.††	598,931

	Regional Banks 2.4%
22,068	Bank OZK††	818,061

	Research & Consulting Services 2.8%
8,066	ICF International, Inc.††	974,453

	Semiconductors 2.4%
1,811	Monolithic Power Systems, Inc.††	836,682

	Specialty Chemicals 2.9%
9,860	Innospec, Inc.††	1,007,692

	Trading Companies & Distributors 2.2%
7,744	Transcat, Inc.* ††	758,680

	Transaction & Payment Processing Services 1.3%
10,159	Block, Inc.* ††	449,637

	Total Common Stocks (cost $38,487,647)	38,519,627

	COMMON STOCKS SOLD SHORT (32.4%)

	Aerospace & Defense 0.7%
(15,295)	Spirit AeroSystems Holdings, Inc., Class A*	(246,861)

	Alternative Carriers 0.7%
(170,886)	Globalstar, Inc.*	(223,861)

	Aluminum 0.6%
(29,376)	Century Aluminum Co.*	(211,213)

	Application Software 2.6%
(11,248)	Alteryx, Inc., Class A*	(423,937)
(18,610)	Domo, Inc., Class B*	(182,564)
(4,951)	Nutanix, Inc., Class A*	(172,691)
(20,371)	Yext, Inc.*	(128,948)

		(908,140)

	Asset Management & Custody Banks 0.6%
(2,129)	Ares Management Corp., Class A	(219,010)

	Biotechnology 0.4%
(833)	Karuna Therapeutics, Inc.*	(140,852)

	Broadcasting 0.6%
(61,630)	iHeartMedia, Inc., Class A*	(194,751)

Shares		Value

	Building Products 0.5%
(11,690)	JELD-WEN Holding, Inc.*	$(156,178)

	Commercial & Residential Mortgage Finance 0.7%
(19,905)	TFS Financial Corp.	(235,277)

	Commercial Printing 0.4%
(7,447)	Deluxe Corp.	(140,674)

	Commodity Chemicals 0.3%
(17,574)	PureCycle Technologies, Inc.*	(98,590)

	Electrical Components & Equipment 1.2%
(16,216)	Plug Power, Inc.*	(123,242)
(28,710)	Stem, Inc.*	(121,730)
(13,114)	Sunrun, Inc.*	(164,712)

		(409,684)

	Electronic Equipment & Instruments 0.7%
(85,305)	SmartRent, Inc.*	(222,646)

	Health Care Equipment 2.4%
(8,402)	Alphatec Holdings, Inc.*	(108,974)
(16,926)	Nevro Corp.*	(325,318)
(27,365)	Pulmonx Corp.*	(282,680)
(35,442)	Sight Sciences, Inc.*	(119,440)

		(836,412)

	Health Care REITs 0.7%
(3,019)	Welltower, Inc.	(247,316)

	Health Care Technology 0.6%
(181,668)	American Well Corp., Class A*	(212,551)

	Heavy Electrical Equipment 0.6%
(14,899)	Bloom Energy Corp., Class A*	(197,561)

	Hotel & Resort REITs 0.4%
(11,702)	Park Hotels & Resorts, Inc.	(144,169)

	Hotels, Resorts & Cruise Lines 0.8%
(1,287)	Hyatt Hotels Corp., Class A	(136,525)
(19,749)	Lindblad Expeditions Holdings, Inc.*	(142,193)

		(278,718)

	Human Resource & Employment Services 1.0%
(5,114)	Ceridian HCM Holding, Inc.*	(346,985)

	Interactive Home Entertainment 0.8%
(9,823)	ROBLOX Corp., Class A*	(284,474)

	Interactive Media & Services 0.6%
(99,158)	Angi, Inc.*	(196,333)

	Life Sciences Tools & Services 1.6%
(219)	Mettler-Toledo International, Inc.*	(242,667)
(2,772)	Revvity, Inc.	(306,861)

		(549,528)

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Mortgage REITs 1.0%
(25,448)	Chimera Investment Corp.	$(138,946)
(23,412)	Rithm Capital Corp.	(217,497)

		(356,443)

	Movies & Entertainment 0.8%
(13,807)	Endeavor Group Holdings, Inc., Class A	(274,759)

	Multi-Family Residential REITs 0.5%
(13,719)	Elme Communities	(187,127)

	Multi-Utilities 0.3%
(3,188)	CenterPoint Energy, Inc.	(85,598)

	Oil & Gas Refining & Marketing 0.3%
(2,651)	Par Pacific Holdings, Inc.*	(95,277)

	Other Specialty Retail 0.7%
(42,121)	Leslie’s, Inc.*	(238,405)

	Packaged Foods & Meats 0.2%
(646)	J M Smucker Co.	(79,400)

	Passenger Airlines 0.7%
(21,325)	Hawaiian Holdings, Inc.*	(134,987)
(16,688)	Joby Aviation, Inc.*	(107,638)

		(242,625)

	Personal Care Products 0.7%
(22,725)	Coty, Inc., Class A*	(249,293)

	Pharmaceuticals 0.6%
(21,731)	Viatris, Inc.	(214,268)

	Real Estate Development 0.7%
(3,323)	Howard Hughes Holdings, Inc.*	(246,334)

	Regional Banks 0.7%
(15,303)	CVB Financial Corp.	(253,571)

	Research & Consulting Services 0.8%
(27,834)	Dun & Bradstreet Holdings, Inc.	(278,062)

	Restaurants 0.9%
(27,411)	Sweetgreen, Inc., Class A*	(322,079)

	Semiconductors 0.9%
(28,494)	SkyWater Technology, Inc.*	(171,534)
(3,717)	Wolfspeed, Inc.*	(141,618)

		(313,152)

Shares		Value

	Telecom Tower REITs 0.8%
(1,406)	SBA Communications Corp.	$(281,439)

	Trading Companies & Distributors 1.1%
(6,196)	FTAI Aviation Ltd.	(220,268)
(8,505)	Xometry, Inc., Class A*	(144,415)

		(364,683)

	Transaction & Payment Processing Services 0.6%
(9,751)	Affirm Holdings, Inc.*	(207,404)

	Water Utilities 0.6%
(4,084)	California Water Service Group	(193,214)

	Total Investments Sold Short (proceeds $14,247,432)(32.4%)	(11,184,917)

	Total Investments, Net of Investments Sold Short (cost $24,240,215) 79.3%	27,334,710

	Other Assets less Liabilities 20.7%	7,139,561

	Net Assets 100.0%	$34,474,271

	*Non-income producing. ††All or a portion of this security has been designated as collateral for short sales. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Long/Short Alpha Fund’s investments, excluding securities sold short were in the following countries (unaudited):

Country	%
Israel	0.7
United States	99.3

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Advertising 0.8%
256,928	Thryv Holdings, Inc.*	$4,822,539

	Aerospace & Defense 0.9%
124,023	Ducommun, Inc.*	5,396,241

	Apparel Retail 2.1%
148,263	Boot Barn Holdings, Inc.*	12,037,473

	Application Software 8.1%
210,175	Agilysys, Inc.*	13,905,178
717,416	Applied Digital Corp.*	4,476,676
466,987	CS Disco, Inc.*	3,100,794
586,589	Enfusion, Inc., Class A*	5,261,703
229,874	Q2 Holdings, Inc.*	7,418,034
118,543	Sprout Social, Inc., Class A*	5,912,925
858,875	Weave Communications, Inc.*	6,999,831

		47,075,141

	Asset Management & Custody Banks 1.3%
968,689	GCM Grosvenor, Inc., Class A	7,517,027

	Automotive Parts & Equipment 3.9%
105,301	Patrick Industries, Inc.	7,903,893
193,420	XPEL, Inc.*	14,914,616

		22,818,509

	Biotechnology 2.7%
803,916	Allovir, Inc.*	1,728,419
340,062	Atara Biotherapeutics, Inc.*	503,292
511,415	BriaCell Therapeutics Corp.*	3,196,344
609,978	BriaPro Therapeutics Corp.* *** †	24,399
83,578	Denali Therapeutics, Inc.*	1,724,214
140,110	Dyne Therapeutics, Inc.*	1,255,386
118,822	Kymera Therapeutics, Inc.*	1,651,626
368,325	MacroGenics, Inc.*	1,716,394
276,809	Nurix Therapeutics, Inc.*	2,175,719
1,180,362	Sangamo Therapeutics, Inc.*	707,981
100,595	Viking Therapeutics, Inc.*	1,113,587

		15,797,361

	Building Products 3.4%
55,256	CSW Industrials, Inc.	9,683,062
955,159	Janus International Group, Inc.*	10,220,201

		19,903,263

	Construction & Engineering 3.2%
520,267	Construction Partners, Inc., Class A*	19,020,962

	Consumer Finance 1.5%
1,044,587	EZCORP, Inc., Class A*	8,617,843

	Data Processing & Outsourced Services 0.9%
484,888	TaskUS, Inc., Class A*	5,033,137

	Distillers & Vintners 0.1%
843,723	Vintage Wine Estates, Inc.*	480,078

Shares		Value

	Electrical Components & Equipment 1.6%
306,623	Allient, Inc.	$9,480,783

	Electronic Equipment & Instruments 3.4%
287,582	Napco Security Technologies, Inc.	6,398,699
494,256	nLight, Inc.*	5,140,262
68,740	OSI Systems, Inc.*	8,114,070

		19,653,031

	Financial Exchanges & Data 1.0%
821,455	Open Lending Corp., Class A*	6,013,051

	Health Care Equipment 1.9%
373,285	Paragon 28, Inc.*	4,684,727
416,526	Silk Road Medical, Inc.*	6,243,724

		10,928,451

	Health Care Services 5.2%
197,022	Addus HomeCare Corp.*	16,784,304
309,055	Castle Biosciences, Inc.*	5,219,939
763,917	Pennant Group, Inc.*	8,502,396

		30,506,639

	Health Care Supplies 3.1%
197,005	OrthoPediatrics Corp.*	6,304,160
75,161	UFP Technologies, Inc.*	12,134,743

		18,438,903

	Health Care Technology 1.4%
191,027	Simulations Plus, Inc.	7,965,826

	Home Furnishings 0.5%
1,636,593	Purple Innovation, Inc.	2,798,574

	Homebuilding 1.2%
309,073	Dream Finders Homes, Inc., Class A*	6,870,693

	Human Resource & Employment Services 1.8%
510,014	Asure Software, Inc.*	4,824,732
497,674	DLH Holdings Corp.*	5,807,856

		10,632,588

	Industrial Machinery & Supplies & Components 6.9%
170,764	Helios Technologies, Inc.	9,473,987
77,524	Kadant, Inc.	17,485,538
368,678	Kornit Digital Ltd.*	6,971,701
4,363,506	Markforged Holding Corp.*	6,327,084

		40,258,310

	Insurance Brokers 1.9%
151,381	Goosehead Insurance, Inc., Class A*	11,282,426

	Internet Services & Infrastructure 1.3%
774,572	BigCommerce Holdings, Inc., Series 1*	7,645,026

	IT Consulting & Other Services 2.3%
1,083,810	Grid Dynamics Holdings, Inc.*	13,200,806

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Leisure Facilities 1.4%
523,749	Xponential Fitness, Inc., Class A*	$8,118,110

	Leisure Products 1.1%
282,720	MasterCraft Boat Holdings, Inc.*	6,282,038

	Life Sciences Tools & Services 0.3%
524,247	Inotiv, Inc.*	1,614,681

	Oil & Gas Equipment & Services 2.4%
573,987	DMC Global, Inc.*	14,045,462

	Packaged Foods & Meats 1.5%
134,232	Freshpet, Inc.*	8,843,204

	Pharmaceuticals 0.7%
72,301	Arvinas, Inc.*	1,419,992
1,495,196	Esperion Therapeutics, Inc.*	1,465,292
7,810,171	PharmaCielo Ltd.*	1,150,034

		4,035,318

	Regional Banks 3.1%
391,029	Esquire Financial Holdings, Inc.	17,866,115

	Research & Consulting Services 2.5%
120,054	ICF International, Inc.	14,503,724

	Restaurants 2.4%
223,147	Chuy’s Holdings, Inc.*	7,939,570
89,725	Kura Sushi USA, Inc., Class A*	5,932,617

		13,872,187

	Semiconductor Materials & Equipment 5.8%
106,402	Nova Ltd.*	11,963,841
254,935	PDF Solutions, Inc.*	8,259,894
492,942	Veeco Instruments, Inc.*	13,856,599

		34,080,334

	Semiconductors 2.8%
141,460	Impinj, Inc.*	7,784,544
76,073	SiTime Corp.*	8,691,340

		16,475,884

	Soft Drinks & Non-Alcoholic Beverages 1.1%
257,075	Vita Coco Co., Inc.*	6,694,233

	Systems Software 2.9%
68,101	CyberArk Software Ltd.*	11,152,901
127,550	Rapid7, Inc.*	5,839,239

		16,992,140

	Trading Companies & Distributors 2.9%
175,285	Transcat, Inc.*	17,172,671

	Transaction & Payment Processing Services 2.2%
1,499,417	Cantaloupe, Inc.*	9,371,356
892,711	Payfare, Inc.*	3,555,727

		12,927,083

	Total Common Stocks (cost $533,639,549)	557,717,865

Shares		Value

	PREFERRED STOCKS 1.4%

	Textiles 1.4%
339,559	Johnnie-O Holdings, Inc., Series A Pfd.* *** †	$8,292,031

	Total Preferred Stocks (cost $10,000,013)	8,292,031

	WARRANTS 0.1%

	Pharmaceuticals 0.1%
1,202,790	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	192,446
45,000	IM Cannabis Corp., expiring 5/7/2026* *** †	—

		192,446

	Total Warrants (cost $1,230,197)	192,446

	Total Investments (cost $544,869,759) 97.0%	566,202,342

	Other Assets less Liabilities 3.0%	17,752,642

	Net Assets 100.0%	$583,954,984

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2023 amounted to approximately $8,508,876 and represented 1.46% of net assets.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Micro Cap Fund’s investments were in the following countries (unaudited):

Country	%
Canada	1.4
Israel	5.3
United States	93.3

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Aerospace & Defense 0.9%
59,266	Ducommun, Inc.*	$2,578,664

	Agricultural Products & Services 0.2%
63,383	Winfarm SAS*	536,093

	Air Freight & Logistics 1.0%
495,000	Radiant Logistics, Inc.*	2,796,750

	Apparel Retail 0.9%
103,000	Shoe Carnival, Inc.	2,475,090

	Application Software 3.7%
144,000	Fund Technologies PLC*	2,564,493
197,942	Red Violet, Inc.*	3,960,819
459,000	Weave Communications, Inc.*	3,740,850

		10,266,162

	Asset Management & Custody Banks 0.8%
637,021	Fiducian Group Ltd.	2,319,000

	Automotive Parts & Equipment 0.9%
33,000	Patrick Industries, Inc.	2,476,980

	Automotive Retail 0.7%
439,000	CarParts.com, Inc.*	1,808,680

	Casinos & Gaming 0.8%
518,000	Full House Resorts, Inc.*	2,211,860

	Commercial & Residential Mortgage Finance 1.0%
407,262	Mortgage Advice Bureau Holdings Ltd.	2,663,386

	Communications Equipment 3.6%
136,614	Digi International, Inc.*	3,688,578
349,500	Harmonic, Inc.*	3,365,685
687,000	Lantronix, Inc.*	3,057,150

		10,111,413

	Construction & Engineering 5.4%
128,000	Bowman Consulting Group Ltd.*	3,587,840
175,000	Construction Partners, Inc., Class A*	6,398,000
66,739	Sterling Infrastructure, Inc.*	4,903,982

		14,889,822

	Consumer Finance 1.7%
554,614	EZCORP, Inc., Class A*	4,575,565

	Diversified Metals & Mining 0.8%
773,000	Foran Mining Corp.*	2,111,415

	Diversified Real Estate Activities 1.2%
137,000	RMR Group, Inc., Class A	3,359,240

Shares		Value

	Diversified Support Services 1.2%
2,026,000	Johnson Service Group PLC	$3,345,473

	Electrical Components & Equipment 1.0%
87,000	Allient, Inc.	2,690,040

	Electronic Equipment & Instruments 1.5%
336,966	Luna Innovations, Inc.*	1,974,621
100,653	Napco Security Technologies, Inc.	2,239,529

		4,214,150

	Electronic Manufacturing Services 1.3%
127,691	Kimball Electronics, Inc.*	3,496,180

	Environmental & Facilities Services 1.0%
274,000	Aris Water Solutions, Inc., Class A	2,734,520

	Food Distributors 1.1%
144,317	Chefs’ Warehouse, Inc.*	3,056,634

	Food Retail 1.4%
136,000	Halows Co. Ltd.	3,823,271

	Health Care Equipment 1.3%
482,557	Biomerica, Inc.*	414,082
108,000	Inmode Ltd.*	3,289,680

		3,703,762

	Health Care Services 6.5%
48,000	Addus HomeCare Corp.*	4,089,120
130,600	Cross Country Healthcare, Inc.*	3,237,574
390,700	InfuSystem Holdings, Inc.*	3,766,348
282,000	Pennant Group, Inc.*	3,138,660
541,000	Viemed Healthcare, Inc.*	3,640,930

		17,872,632

	Health Care Supplies 1.0%
89,000	OrthoPediatrics Corp.*	2,848,000

	Health Care Technology 3.1%
528,000	Instem PLC*	5,363,071
61,155	Nexus AG	3,331,086

		8,694,157

	Homebuilding 3.3%
144,000	Skyline Champion Corp.*	9,175,681

	Industrial Machinery & Supplies & Components 3.8%
182,000	Graham Corp.*	3,021,200
34,000	John Bean Technologies Corp.	3,574,760
15,000	Kadant, Inc.	3,383,250
36,000	Kornit Digital Ltd.*	680,760

		10,659,970

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)

Schedule of Investments (continued)

Shares		Value

	Integrated Telecommunication Services 0.8%
167,332	Ooma, Inc.*	$2,176,989

	Internet Services & Infrastructure 1.4%
387,000	BigCommerce Holdings, Inc., Series 1*	3,819,690

	Investment Banking & Brokerage 1.8%
268,000	JDC Group AG*	4,901,834

	IT Consulting & Other Services 1.5%
350,200	Grid Dynamics Holdings, Inc.*	4,265,436

	Life Sciences Tools & Services 1.7%
254,000	Ergomed PLC*	4,164,482
162,234	Inotiv, Inc.*	499,681

		4,664,163

	Mortgage REITs 0.6%
146,000	AFC Gamma, Inc.	1,714,040

	Movies & Entertainment 0.4%
758,300	Thunderbird Entertainment Group, Inc.*	1,194,745

	Oil & Gas Exploration & Production 1.2%
201,000	HighPeak Energy, Inc.	3,392,880

	Packaged Foods & Meats 3.6%
366,000	Hilton Food Group PLC	3,190,886
1,707,000	LT Foods Ltd.	3,410,495
779,000	Mama’s Creations, Inc.*	3,404,230

		10,005,611

	Pharmaceuticals 2.2%
566,000	Biote Corp., Class A*	2,897,920
213,685	Harrow, Inc.*	3,070,653

		5,968,573

	Property & Casualty Insurance 3.7%
82,000	HCI Group, Inc.	4,451,780
339,000	Kingsway Financial Services, Inc.*	2,559,450
120,033	Skyward Specialty Insurance Group, Inc.*	3,284,103

		10,295,333

	Publishing 1.0%
74,000	Scholastic Corp.	2,822,360

	Regional Banks 5.8%
108,000	Axos Financial, Inc.*	4,088,880
144,000	California BanCorp*	2,894,400
143,000	Esquire Financial Holdings, Inc.	6,533,670
136,000	First Western Financial, Inc.*	2,468,400

		15,985,350

Shares		Value

	Research & Consulting Services 3.0%
49,000	ICF International, Inc.	$5,919,690
2,129,000	Knights Group Holdings PLC	2,436,542

		8,356,232

	Restaurants 1.1%
252,000	GEN Restaurant Group, Inc.* ‡‡	2,933,280

	Semiconductor Materials & Equipment 1.9%
187,445	Veeco Instruments, Inc.*	5,269,079

	Semiconductors 2.8%
68,000	Impinj, Inc.*	3,742,040
35,163	SiTime Corp.*	4,017,373

		7,759,413

	Specialized Finance 1.0%
95,000	A-Mark Precious Metals, Inc.	2,786,350

	Steel 1.2%
70,000	Haynes International, Inc.	3,256,400

	Systems Software 1.5%
92,600	Rapid7, Inc.*	4,239,228

	Technology Distributors 0.0%
2,572	Climb Global Solutions, Inc.	110,622

	Trading Companies & Distributors 5.1%
142,948	ADENTRA, Inc.	3,228,894
111,000	Global Industrial Co.	3,718,500
162,000	Karat Packaging, Inc.	3,735,720
284,800	NOW, Inc.*	3,380,576

		14,063,690

	Transaction & Payment Processing Services 0.9%
118,000	i3 Verticals, Inc., Class A*	2,494,520

	Water Utilities 0.9%
84,000	Consolidated Water Co. Ltd.	2,388,960

	Total Common Stocks (cost $221,573,785)	266,359,368

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals LLC* *** †	505

	Total Limited Liability Company Membership Interest (cost $30,001)	505

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	WARRANTS 0.0%

	Trading Companies & Distributors 0.0%
1,447	Greenlane Holdings, Inc., expiring 2/24/2026* *** †	$—

	Total Warrants (cost $396,902)	—

	Total Investments (cost $222,000,688) 96.2%§	266,359,873

	Other Assets less Liabilities 3.8%	10,633,491

	Net Assets 100.0%	$276,993,364

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities
Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2023
amounted to approximately $505 and represented 0.00% of net assets.

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 9.44%.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Micro Cap Value Fund’s investments were in the following countries (unaudited):

Country	%
Australia	0.9
Canada	2.4
France	0.2
Germany	3.1
India	1.3
Israel	1.5
Japan	1.4
United Kingdom	8.9
United States	80.3

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.1%

	Apparel Retail 2.4%
628,294	Boot Barn Holdings, Inc.*	$51,011,190

	Application Software 6.7%
1,825,627	Clearwater Analytics Holdings, Inc., Class A*	35,307,626
534,205	Five9, Inc.*	34,349,382
1,054,766	nCino, Inc.*	33,541,559
768,815	Sprout Social, Inc., Class A*	38,348,492

		141,547,059

	Asset Management & Custody Banks 2.7%
1,808,043	StepStone Group, Inc., Class A	57,097,998

	Automotive Parts & Equipment 5.4%
615,201	Fox Factory Holding Corp.*	60,954,115
670,618	XPEL, Inc.*	51,711,354

		112,665,469

	Biotechnology 0.9%
2,375,642	Allovir, Inc.*	5,107,631
1,573,492	Atara Biotherapeutics, Inc.*	2,328,768
101,738	Kymera Therapeutics, Inc.*	1,414,158
415,441	Nkarta, Inc.*	577,463
898,101	Nurix Therapeutics, Inc.*	7,059,074
2,685,382	Sangamo Therapeutics, Inc.*	1,610,692

		18,097,786

	Broadline Retail 3.9%
651,845	Global-e Online Ltd.*	25,904,320
721,051	Ollie’s Bargain Outlet Holdings, Inc.*	55,650,716

		81,555,036

	Building Products 3.6%
608,614	AAON, Inc.	34,611,878
1,373,067	AZEK Co., Inc.*	40,835,013

		75,446,891

	Distillers & Vintners 0.1%
3,047,336	Vintage Wine Estates, Inc.* ‡‡	1,733,934

	Financial Exchanges & Data 0.7%
2,029,469	Open Lending Corp., Class A*	14,855,713

	Health Care Equipment 3.8%
438,784	Axonics, Inc.*	24,624,558
212,562	Inspire Medical Systems, Inc.*	42,180,804
902,174	Silk Road Medical, Inc.*	13,523,588

		80,328,950

	Health Care Facilities 4.1%
933,823	Ensign Group, Inc.	86,780,171

	Health Care Services 0.7%
824,664	Castle Biosciences, Inc.*	13,928,575

	Health Care Supplies 2.1%
2,321,311	Neogen Corp.*	43,037,106

Shares		Value

	Home Improvement Retail 2.3%
540,117	Floor & Decor Holdings, Inc., Class A*	$48,880,588

	Homebuilding 2.0%
420,489	LGI Homes, Inc.*	41,834,451

	Human Resource & Employment Services 2.9%
340,384	Paylocity Holding Corp.*	61,847,773

	Industrial Machinery & Supplies & Components 7.0%
793,052	Helios Technologies, Inc.	43,998,525
821,290	Kornit Digital Ltd.*	15,530,594
372,165	RBC Bearings, Inc.*	87,134,991

		146,664,110

	Insurance Brokers 2.0%
554,516	Goosehead Insurance, Inc., Class A*	41,328,077

	IT Consulting & Other Services 4.8%
313,027	Globant SA*	61,932,392
3,257,401	Grid Dynamics Holdings, Inc.*	39,675,144

		101,607,536

	Leisure Products 2.8%
1,217,048	YETI Holdings, Inc.*	58,686,055

	Life Sciences Tools & Services 3.3%
286,434	Medpace Holdings, Inc.*	69,354,264

	Managed Health Care 3.8%
1,084,172	HealthEquity, Inc.*	79,198,765

	Other Specialty Retail 2.5%
325,686	Five Below, Inc.*	52,402,877

	Packaged Foods & Meats 1.1%
357,818	Freshpet, Inc.*	23,573,050

	Personal Care Products 3.3%
1,693,405	BellRing Brands, Inc.*	69,819,088

	Pharmaceuticals 1.7%
1,654,642	Esperion Therapeutics, Inc.*	1,621,549
671,903	Intra-Cellular Therapies, Inc.*	34,999,427

		36,620,976

	Regional Banks 3.0%
942,039	Pinnacle Financial Partners, Inc.	63,154,295

	Restaurants 1.0%
350,362	Shake Shack, Inc., Class A*	20,345,521

	Semiconductor Materials & Equipment 3.6%
675,412	Nova Ltd.*	75,943,325

	Semiconductors 1.3%
234,069	SiTime Corp.*	26,742,383

	Specialized Consumer Services 0.8%
2,956,334	Mister Car Wash, Inc.*	16,289,400

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Systems Software 6.1%
419,747	CyberArk Software Ltd.*	$68,741,966
1,262,072	JFrog Ltd.*	32,006,146
576,089	Rapid7, Inc.*	26,373,355

		127,121,467

	Trading Companies & Distributors 4.7%
440,862	SiteOne Landscape Supply, Inc.*	72,058,894
271,312	Transcat, Inc.*	26,580,437

		98,639,331

	Total Common Stocks (cost $1,702,986,462)	2,038,139,210

	PREFERRED STOCKS 1.2%

	Systems Software 0.5%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	8,994,903

	Textiles 0.7%
611,205	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	14,925,626

	Total Preferred Stocks (cost $25,999,989)	23,920,529

	WARRANTS 0.0%

	Pharmaceuticals 0.0%
2,908,006	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	465,281

	Total Warrants (cost $1,411,160)	465,281

	Total Investments (cost $1,730,397,611) 98.3%	2,062,525,020

	Other Assets less Liabilities 1.7%	36,490,452

	Net Assets 100.0%	$2,099,015,472

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2023 amounted to approximately $24,385,810 and represented 1.16% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Small Cap Growth Fund’s investments were in the following countries (unaudited):

Country	%
Israel	9.0
United States	91.0

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Application Software 2.6%
170,939	Five9, Inc.*	$10,991,378
240,158	Guidewire Software, Inc.*	21,614,220

		32,605,598

	Asset Management & Custody Banks 4.1%
689,214	Artisan Partners Asset Management, Inc., Class A	25,790,388
274,982	Hamilton Lane, Inc., Class A	24,869,372

		50,659,760

	Automotive Parts & Equipment 2.7%
239,268	Fox Factory Holding Corp.*	23,706,673
122,898	Patrick Industries, Inc.	9,224,724

		32,931,397

	Automotive Retail 2.2%
853,779	Valvoline, Inc.	27,525,835

	Biotechnology 1.2%
1,322,255	Atara Biotherapeutics, Inc.*	1,956,938
839,820	C4 Therapeutics, Inc.*	1,562,065
484,250	Dyne Therapeutics, Inc.*	4,338,880
39,527	Kymera Therapeutics, Inc.*	549,425
543,742	Nurix Therapeutics, Inc.*	4,273,812
151,412	Viking Therapeutics, Inc.*	1,676,131

		14,357,251

	Broadcasting 1.4%
124,162	Nexstar Media Group, Inc.	17,801,106

	Broadline Retail 2.0%
318,349	Ollie’s Bargain Outlet Holdings, Inc.*	24,570,176

	Building Products 2.4%
1,134,260	Janus International Group, Inc.*	12,136,582
171,727	UFP Industries, Inc.	17,584,845

		29,721,427

	Cargo Ground Transportation 1.7%
51,088	Saia, Inc.*	20,366,231

	Construction & Engineering 1.5%
510,943	Construction Partners, Inc., Class A*	18,680,076

	Construction Machinery & Heavy Transportation Equipment 3.3%
434,073	Allison Transmission Holdings, Inc.	25,636,351
733,247	Wabash National Corp.	15,486,177

		41,122,528

	Data Processing & Outsourced Services 1.8%
269,754	Concentrix Corp.	21,609,993

	Education Services 2.8%
290,456	Grand Canyon Education, Inc.*	33,948,497

	Electronic Components 1.5%
764,988	Vishay Intertechnology, Inc.	18,910,503

Shares		Value

	Electronic Manufacturing Services 2.9%
212,564	Fabrinet*	$35,417,414

	Financial Exchanges & Data 0.7%
1,116,702	Open Lending Corp., Class A*	8,174,259

	Health Care Facilities 3.5%
460,218	Ensign Group, Inc.	42,768,059

	Health Care Services 1.1%
532,984	Cross Country Healthcare, Inc.*	13,212,673

	Health Care Supplies 2.5%
622,303	Neogen Corp.*	11,537,498
116,630	UFP Technologies, Inc.*	18,829,913

		30,367,411

	Home Furnishings 0.8%
466,130	Lovesac Co.*	9,285,310

	Homebuilding 4.7%
201,629	Century Communities, Inc.	13,464,784
153,428	LGI Homes, Inc.*	15,264,552
462,557	Skyline Champion Corp.*	29,474,132

		58,203,468

	Industrial Machinery & Supplies & Components 6.3%
160,538	Albany International Corp., Class A	13,851,219
310,351	Helios Technologies, Inc.	17,218,273
204,525	Kadant, Inc.	46,130,614

		77,200,106

	Investment Banking & Brokerage 2.0%
559,642	Moelis & Co., Class A	25,256,643

	Leisure Products 3.1%
396,327	Vista Outdoor, Inc.*	13,126,350
523,319	YETI Holdings, Inc.*	25,234,442

		38,360,792

	Life Sciences Tools & Services 1.5%
77,116	Medpace Holdings, Inc.*	18,672,097

	Managed Health Care 2.4%
410,500	HealthEquity, Inc.*	29,987,025

	Mortgage REITs 1.5%
1,233,535	Arbor Realty Trust, Inc.	18,725,061

	Oil & Gas Equipment & Services 1.8%
454,057	Cactus, Inc., Class A	22,798,202

	Oil & Gas Exploration & Production 4.5%
1,399,990	Magnolia Oil & Gas Corp., Class A	32,073,771
387,735	Matador Resources Co.	23,062,478

		55,136,249

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Other Specialty Retail 1.1%
196,149	Signet Jewelers Ltd.	$14,085,460

	Pharmaceuticals 0.9%
203,608	Intra-Cellular Therapies, Inc.*	10,605,941

	Property & Casualty Insurance 1.7%
378,309	Axis Capital Holdings Ltd.	21,325,278

	Regional Banks 10.2%
530,217	Axos Financial, Inc.*	20,074,015
809,956	Bank OZK	30,025,069
456,478	FB Financial Corp.	12,945,716
371,136	Hancock Whitney Corp.	13,728,321
394,067	Pinnacle Financial Partners, Inc.	26,418,252
430,898	ServisFirst Bancshares, Inc.	22,479,949

		125,671,322

	Self-Storage REITs 2.0%
794,301	National Storage Affiliates Trust	25,211,114

	Semiconductor Materials & Equipment 3.8%
205,753	Nova Ltd.*	23,134,867
864,479	Veeco Instruments, Inc.*	24,300,505

		47,435,372

	Semiconductors 0.9%
93,786	SiTime Corp.*	10,715,051

	Specialized Consumer Services 0.7%
1,679,602	Mister Car Wash, Inc.*	9,254,607

	Specialty Chemicals 3.1%
371,456	Innospec, Inc.	37,962,803

	Steel 1.3%
318,102	Commercial Metals Co.	15,717,420

Shares		Value

	Trading Companies & Distributors 0.4%
117,510	Rush Enterprises, Inc., Class A	$4,797,933

	Transaction & Payment Processing Services 1.3%
206,611	Euronet Worldwide, Inc.*	16,400,781

	Total Common Stocks (cost $971,882,970)	1,207,558,229

	Total Investments (cost $971,882,970) 97.9%	1,207,558,229

	Other Assets less Liabilities 2.1%	25,467,123

	Net Assets 100.0%	$1,233,025,352

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Small Cap Value Fund’s investments were in the following countries (unaudited):

Country	%
Israel	1.9
United States	98.1

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.9%

	Application Software 9.0%
445,303	Five9, Inc.*	$28,632,983
59,973	HubSpot, Inc.*	29,536,702
203,084	nCino, Inc.*	6,458,071
681,702	Q2 Holdings, Inc.*	21,998,524
384,803	Sprout Social, Inc., Class A*	19,193,974

		105,820,254

	Automotive Parts & Equipment 1.5%
175,123	Fox Factory Holding Corp.*	17,351,187

	Biotechnology 6.2%
1,826,476	Allovir, Inc.*	3,926,923
3,222,951	Atara Biotherapeutics, Inc.*	4,769,968
466,747	BioAtla, Inc.*	793,470
3,007,842	C4 Therapeutics, Inc.* ‡‡	5,594,586
226,049	Denali Therapeutics, Inc.*	4,663,391
680,788	Dyne Therapeutics, Inc.*	6,099,861
260,830	Exact Sciences Corp.*	17,793,823
814,036	Exagen, Inc.*	1,994,388
196,016	Kymera Therapeutics, Inc.*	2,724,622
987,112	MacroGenics, Inc.*	4,599,942
1,120,901	Nkarta, Inc.*	1,558,052
867,303	Nurix Therapeutics, Inc.*	6,817,002
10,172,716	Sangamo Therapeutics, Inc.* ‡‡	6,101,595
530,460	Viking Therapeutics, Inc.*	5,872,192

		73,309,815

	Broadline Retail 1.6%
241,913	Ollie’s Bargain Outlet Holdings, Inc.*	18,670,845

	Building Products 2.5%
472,429	Trex Co., Inc.*	29,115,799

	Distillers & Vintners 0.1%
2,930,621	Vintage Wine Estates, Inc.*	1,667,523

	Distributors 1.7%
55,219	Pool Corp.	19,663,486

	Financial Exchanges & Data 2.8%
82,213	MarketAxess Holdings, Inc.	17,563,985
2,091,522	Open Lending Corp., Class A*	15,309,941

		32,873,926

	Health Care Equipment 8.0%
488,627	Artivion, Inc.*	7,407,585
533,927	AtriCure, Inc.*	23,386,003
196,325	Inspire Medical Systems, Inc.*	38,958,733
769,525	Paragon 28, Inc.*	9,657,539
1,009,595	Silk Road Medical, Inc.*	15,133,829

		94,543,689

	Health Care Services 1.6%
1,095,093	Castle Biosciences, Inc.*	18,496,121

	Health Care Supplies 0.8%
5,582,875	Cerus Corp.*	9,044,258

	Home Improvement Retail 3.2%
419,965	Floor & Decor Holdings, Inc., Class A*	38,006,832

Shares		Value

	Homebuilding 2.9%
126,114	LGI Homes, Inc.*	$12,547,082
341,415	Skyline Champion Corp.*	21,754,964

		34,302,046

	Human Resource & Employment Services 3.1%
199,196	Paylocity Holding Corp.*	36,193,913

	Industrial Machinery & Supplies & Components 2.3%
536,729	Kornit Digital Ltd.*	10,149,545
74,185	RBC Bearings, Inc.*	17,368,934

		27,518,479

	Insurance Brokers 1.4%
220,157	Goosehead Insurance, Inc., Class A*	16,408,301

	Internet Services & Infrastructure 2.0%
2,370,565	BigCommerce Holdings, Inc., Series 1*	23,397,477

	IT Consulting & Other Services 3.4%
160,103	Endava PLC, ADR*	9,181,907
154,982	Globant SA*	30,663,189

		39,845,096

	Managed Health Care 2.8%
452,124	HealthEquity, Inc.*	33,027,658

	Metal, Glass & Plastic Containers 1.1%
540,590	TriMas Corp.	13,385,008

	Oil & Gas Exploration & Production 3.0%
1,025,483	Magnolia Oil & Gas Corp., Class A	23,493,816
200,634	Matador Resources Co.	11,933,710

		35,427,526

	Other Specialty Retail 2.5%
187,037	Five Below, Inc.*	30,094,253

	Packaged Foods & Meats 3.6%
645,155	Freshpet, Inc.*	42,502,811

	Pharmaceuticals 3.7%
128,656	Arvinas, Inc.*	2,526,804
4,681,699	Esperion Therapeutics, Inc.*	4,588,065
698,258	Intra-Cellular Therapies, Inc.*	36,372,259

		43,487,128

	Regional Banks 2.4%
766,066	Bank OZK	28,398,067

	Semiconductor Materials & Equipment 7.1%
505,216	Kulicke & Soffa Industries, Inc.	24,568,654
289,578	Nova Ltd.*	32,560,151
842,948	PDF Solutions, Inc.*	27,311,515

		84,440,320

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2023

Schedule of Investments (continued)

Shares		Value

	Semiconductors 6.6%
223,852	Impinj, Inc.*	$12,318,575
58,713	Monolithic Power Systems, Inc.	27,125,406
262,160	Power Integrations, Inc.	20,005,430
160,869	SiTime Corp.*	18,379,283

		77,828,694

	Specialty Chemicals 2.7%
257,378	Balchem Corp.	31,925,167

	Systems Software 6.3%
203,796	CyberArk Software Ltd.*	33,375,671
709,071	JFrog Ltd.*	17,982,041
143,696	Monday.com Ltd.*	22,879,277

		74,236,989

	Transaction & Payment Processing Services 3.0%
227,909	Block, Inc.*	10,087,253
455,571	Shift4 Payments, Inc., Class A*	25,224,966

		35,312,219

	Total Common Stocks (cost $1,184,147,372)	1,166,294,887

	PREFERRED STOCKS 1.1%

	Textiles 1.1%
509,338	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	12,438,034

	Total Preferred Stocks (cost $15,000,004)	12,438,034

Shares		Value

	WARRANTS 0.1%

	Insurance Brokers 0.1%
450,000	Hagerty, Inc., expiring 12/2/2026* *** §§	$819,000

	Pharmaceuticals 0.0%
2,161,987	Esperion Therapeutics, Inc., expiring 9/22/2026* *** †	345,918

	Total Warrants (cost $2,624,153)	1,164,918

	Total Investments (cost $1,201,771,529) 100.1%	1,179,897,839

	Liabilities less Other Assets (0.1%)	(1,280,611)

	Net Assets 100.0%	$1,178,617,228

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees using unobservable inputs as described in Note 12, as applicable.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2023 amounted to approximately $12,783,952 and represented 1.08% of net assets.

‡‡Affiliated company (see Note 8).

§§The aggregate value of illiquid holdings at September 30, 2023 amounted to approximately $819,000 and represented 0.07% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch Ultra Growth Fund’s investments were in the following countries (unaudited):

Country	%
Israel	8.4
United Kingdom	0.8
United States	90.8

TOTAL	100.0%

Wasatch U.S. Select Fund (WAUSX / WGUSX)	SEPTEMBER 30, 2023

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Aerospace & Defense 3.7%
3,524	HEICO Corp., Class A	$455,371

	Application Software 19.5%
1,298	ANSYS, Inc.*	386,220
2,660	Five9, Inc.*	171,038
3,643	Guidewire Software, Inc.*	327,870
395	HubSpot, Inc.*	194,538
1,151	Roper Technologies, Inc.	557,406
1,019	Tyler Technologies, Inc.*	393,477
1,859	Workday, Inc., Class A*	399,406

		2,429,955

	Asset Management & Custody Banks 3.2%
4,415	Hamilton Lane, Inc., Class A	399,293

	Automotive Parts & Equipment 2.2%
2,768	Fox Factory Holding Corp.*	274,253

	Automotive Retail 3.4%
13,221	Valvoline, Inc.	426,245

	Building Products 2.6%
5,285	Trex Co., Inc.*	325,715

	Cargo Ground Transportation 3.2%
962	Old Dominion Freight Line, Inc.	393,593

	Distributors 2.9%
1,029	Pool Corp.	366,427

	Diversified Support Services 4.1%
11,858	Copart, Inc.*	510,961

	Electrical Components & Equipment 4.2%
3,557	AMETEK, Inc.	525,582

	Electronic Components 4.4%
6,491	Amphenol Corp., Class A	545,179

	Electronic Equipment & Instruments 4.0%
5,898	Cognex Corp.	250,311
1,763	Novanta, Inc.*	252,885

		503,196

	Financial Exchanges & Data 4.8%
1,165	MarketAxess Holdings, Inc.	248,891
1,469	Morningstar, Inc.	344,098

		592,989

	Health Care Equipment 1.8%
1,151	Inspire Medical Systems, Inc.*	228,404

	Health Care Facilities 4.3%
5,766	Ensign Group, Inc.	535,834

	Health Care Technology 2.4%
1,489	Veeva Systems, Inc., Class A*	302,937

Shares		Value

	Home Improvement Retail 2.0%
2,695	Floor & Decor Holdings, Inc., Class A*	$243,898

	Human Resource & Employment Services 2.2%
1,516	Paylocity Holding Corp.*	275,457

	Industrial Machinery & Supplies & Components 3.2%
1,713	RBC Bearings, Inc.*	401,065

	IT Consulting & Other Services 1.9%
1,226	Globant SA*	242,564

	Life Sciences Tools & Services 4.9%
1,532	ICON PLC*	377,255
967	Medpace Holdings, Inc.*	234,140

		611,395

	Managed Health Care 4.1%
7,065	HealthEquity, Inc.*	516,098

	Other Specialty Retail 2.7%
2,067	Five Below, Inc.*	332,580

	Semiconductors 1.8%
487	Monolithic Power Systems, Inc.	224,994

	Specialty Chemicals 3.4%
3,454	Balchem Corp.	428,434

	Transaction & Payment Processing Services 1.3%
3,531	Block, Inc.*	156,282

	Total Common Stocks (cost $11,327,575)	12,248,701

	Total Investments (cost $11,327,575) 98.2%	12,248,701

	Other Assets less Liabilities 1.8%	220,459

	Net Assets 100.0%	$12,469,160

	*Non-income producing.

	See Notes to Financial Statements.

At September 30, 2023, Wasatch U.S. Select Fund’s investments were in the following countries (unaudited):

Country	%
Ireland	3.1
United States	96.9

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2023

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.6%
$129,000,000	U.S. Treasury Bond, 1.25%, 5/15/50	$60,740,860
107,300,000	U.S. Treasury Bond, 1.375%, 8/15/50	52,279,410
68,000,000	U.S. Treasury Bond, 1.875%, 11/15/51	37,843,594
54,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	34,769,285
22,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	15,028,256
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	33,231,564

	Total U.S. Government Obligations (cost $359,945,905)	233,892,969

	Total Investments (cost $359,945,905) 98.6%	233,892,969

	Other Assets less Liabilities 1.4%	3,293,522

	Net Assets 100.0%	$237,186,491

	See Notes to Financial Statements.

Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,418,598,798	$336,471,485	$505,581,950

	$2,418,598,798	$336,471,485	$505,581,950

Investments, at market value
Unaffiliated issuers	$3,186,401,056	$525,435,950	$448,241,782

	3,186,401,056	525,435,950	448,241,782
Cash	36,013,778	29,066,771	5,079,145
Foreign currency on deposit (cost of $0, $4,857, $1, $164,870, $95,265, $529, $1,315 and $88,995, respectively)	—	4,857	1
Receivable for investment securities sold	32,622,775	—	—
Capital shares receivable	2,062,523	295,983	261,469
Interest and dividends receivable	680,035	322,245	360,566
Receivable from Investment Advisor	—	—	—
Prepaid expenses and other assets	97,779	29,489	25,583

Total Assets	3,257,877,946	555,155,295	453,968,546

Liabilities:
Payable for securities purchased	31,578,697	—	—
Capital shares payable	3,905,265	394,840	141,979
Dividends payable to shareholders	—	—	—
Payable to Advisor	2,820,758	551,166	375,460
Accrued fund administration fees	69,247	8,937	8,146
Accrued expenses and other liabilities	552,887	170,807	117,426
Foreign capital gains taxes payable	—	14,988,016	1,042,093
Line of credit payable	—	—	—

Total Liabilities	38,926,854	16,113,766	1,685,104

Commitments and contingent liabilities
Net Assets	$3,218,951,092	$539,041,529	$452,283,442

Net Assets Consist of:
Capital stock	$432,905	$907,256	$300,318
Paid-in-capital in excess of par	2,510,546,685	351,909,837	566,688,458
Distributable earnings (accumulated loss)	707,971,502	186,224,436	(114,705,334)

Net Assets	$3,218,951,092	$539,041,529	$452,283,442

Net Assets
Investor Class	1,593,801,276	254,154,541	59,458,259
Institutional Class	1,625,149,816	284,886,988	392,825,183

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	21,638,021	43,090,530	4,036,832
Institutional Class	21,652,462	47,635,065	25,994,918

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$73.66	$5.90	$14.73

Institutional Class	$75.06	$5.98	$15.11

See Notes to Financial Statements.

SEPTEMBER 30, 2023

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$249,101,336	$30,325,725	$148,322,442	$14,201,628	$126,564,184

$249,101,336	$30,325,725	$148,322,442	$14,201,628	$126,564,184

$349,192,716	$35,571,750	$182,320,722	$14,539,762	$139,955,369

349,192,716	35,571,750	182,320,722	14,539,762	139,955,369
6,351,751	56,458	6,057,619	240	3,905,163
164,920	95,297	527	1,316	90,060
—	—	355,157	—	728,147
131,836	120	6,205	—	87,405
182,945	11,910	130,541	12,347	394,365
—	—	—	6,174	—
31,941	11,923	13,192	24,841	17,519

356,056,109	35,747,458	188,883,963	14,584,680	145,178,028

265,669	89,169	986,681	—	460,847
16,179,645	4,436	89,223	—	181,423
—	—	—	—	26,377
517,769	58,696	200,263	—	122,449
5,856	—	2,378	—	2,483
140,489	66,584	70,742	30,204	144,708
3,089,691	520,934	764,745	31,983	—
—	—	—	10,157	—

20,199,119	739,819	2,114,032	72,344	938,287

$335,856,990	$35,007,639	$186,769,931	$14,512,336	$144,239,741

$1,238,631	$122,307	$497,025	$13,991	$169,360
242,200,963	133,868,032	155,782,512	15,992,886	290,835,066
92,417,396	(98,982,700)	30,490,394	(1,494,541)	(146,764,685)

$335,856,990	$35,007,639	$186,769,931	$14,512,336	$144,239,741

131,822,708	30,980,405	117,595,886	4,619,933	112,591,219
204,034,282	4,027,234	69,174,045	9,892,403	31,648,522

49,011,218	10,845,967	31,421,501	450,233	13,214,388
74,851,891	1,384,732	18,280,959	948,871	3,721,628

$2.69	$2.86	$3.74	$10.26	$8.52

$2.73	$2.91	$3.78	$10.43	$8.50

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$6,368,355	$366,801,912	$245,832,122
Affiliated issuers[1]	—	—	—

	$6,368,355	$366,801,912	$245,832,122

Investments, at market value
Unaffiliated issuers	$3,959,328	$452,934,653	$279,726,273
Affiliated issuers[1]	—	—	—

	3,959,328	452,934,653	279,726,273
Cash	103,994	1,493,823	2,584,263
Foreign currency on deposit (cost of $3,788, $132,602, $147,724, $33, $0, $5, $64,929, and $0, respectively)	3,784	132,126	147,499
Receivable for investment securities sold	—	4,643,951	52
Capital shares receivable	600	647,782	123,936
Interest and dividends receivable	5,331	1,057,456	540,728
Receivable from Investment Advisor	14,378	—	—
Prepaid expenses and other assets	10,840	29,772	18,676

Total Assets	4,098,255	460,939,563	283,141,427

Liabilities:
Securities sold short, at value (proceeds of $0, $0, $0, $0, $14,247,432, $0, $0, and $0, respectively)	—	—	—
Payable for securities purchased	—	2,459,459	—
Capital shares payable	—	1,805,322	153,506
Dividends payable to shareholders	—	—	—
Payable to Advisor	—	486,099	414,955
Accrued fund administration fees	—	9,345	4,479
Accrued expenses and other liabilities	28,324	147,332	132,599
Foreign capital gains taxes payable	—	1,377,287	1,167,623
Line of credit payable	—	—	—
Dividends payable on securities sold short	—	—	—

Total Liabilities	28,324	6,284,844	1,873,162

Commitments and contingent liabilities
Net Assets	$4,069,931	$454,654,719	$281,268,265

Net Assets Consist of:
Capital stock	$8,390	$209,541	$1,021,674
Paid-in-capital in excess of par	10,632,240	377,286,717	289,695,966
Distributable earnings (accumulated loss)	(6,570,699)	77,158,461	(9,449,375)

Net Assets	$4,069,931	$454,654,719	$281,268,265

Net Assets
Investor Class	1,754,651	231,089,464	54,963,547
Institutional Class	2,315,280	223,565,255	226,304,718

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	361,044	10,699,133	20,236,549
Institutional Class	477,993	10,254,933	81,930,834

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$4.86	$21.60	$2.72

Institutional Class	$4.84	$21.80	$2.76

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2023

International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$3,998,692	$38,487,647	$544,869,759	$218,713,502	$1,681,924,264
—	—	—	3,287,186	48,473,347

$3,998,692	$38,487,647	$544,869,759	$222,000,688	$1,730,397,611

$3,951,968	$38,519,627	$566,202,342	$263,426,593	$2,045,865,460
—	—	—	2,933,280	16,659,560

3,951,968	38,519,627	566,202,342	266,359,873	2,062,525,020
11	7,854,132	18,450,894	10,844,679	27,806,585

32	—	4	64,940	—
91,951	—	253,145	632,776	10,339,582
—	250	418,366	127,812	1,780,647
11,087	18,180	17,806	112,794	53,695
11,939	—	—	—	—
24,675	24,130	29,206	73,595	70,490

4,091,663	46,416,319	585,371,763	278,216,469	2,102,576,019

—	11,184,917	—	—	—
—	676,787	150,876	606,100	—
5,858	4,612	334,726	149,489	1,257,243
—	—	—	—	—
—	16,059	754,359	358,136	1,919,901
—	694	15,206	6,574	50,974
26,090	44,321	161,612	102,806	332,429
—	—	—	—	—
53,371	—	—	—	—
—	14,658	—	—	—

85,319	11,942,048	1,416,779	1,223,105	3,560,547

$4,006,344	$34,474,271	$583,954,984	$276,993,364	$2,099,015,472

$3,882	$29,907	$962,053	$932,337	$642,993
5,079,512	31,871,086	718,626,015	279,616,794	2,048,009,551
(1,077,050)	2,573,278	(135,633,084)	(3,555,767)	50,362,928

$4,006,344	$34,474,271	$583,954,984	$276,993,364	$2,099,015,472

2,480,574	22,895,437	509,106,450	234,553,279	837,158,455
1,525,770	11,578,834	74,848,534	42,440,085	1,261,857,017

241,898	1,988,951	83,881,850	79,031,638	25,924,511
146,274	1,001,711	12,323,474	14,202,075	38,374,739

$10.25	$11.51	$6.07	$2.97	$32.29

$10.43	$11.56	$6.07	$2.99	$32.88

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$971,882,970	$1,112,846,415	$11,327,575
Affiliated issuers[1]	—	88,925,114	—

	$971,882,970	$1,201,771,529	$11,327,575

Investments, at market value
Unaffiliated issuers	$1,207,558,229	$1,155,763,624	$12,248,701
Affiliated issuers[1]	—	24,134,215	—

	1,207,558,229	1,179,897,839	12,248,701
Cash	21,319,567	1,274,990	214,193
Receivable for investment securities sold	5,301,771	2,814,594	—
Capital shares receivable	1,718,005	364,010	—
Interest and dividends receivable	483,576	154,704	4,146
Receivable from Investment Advisor	—	—	16,829
Prepaid expenses and other assets	45,807	48,367	18,532

Total Assets	1,236,426,955	1,184,554,504	12,502,401

Liabilities:
Payable for securities purchased	1,425,850	2,991,917	—
Capital shares payable	568,406	1,540,276	36
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,130,064	1,029,926	—
Accrued fund administration fees	34,173	33,615	237
Accrued expenses and other liabilities[2]	243,110	341,542	32,968

Total Liabilities	3,401,603	5,937,276	33,241

Commitments and contingent liabilities
Net Assets	$1,233,025,352	$1,178,617,228	$12,469,160

Net Assets Consist of:
Capital stock	$1,340,836	$443,645	$10,317
Paid-in-capital in excess of par	965,881,890	1,334,834,159	11,780,106
Distributable earnings (accumulated loss)	265,802,626	(156,660,576)	678,737

Net Assets	$1,233,025,352	$1,178,617,228	$12,469,160

Net Assets
Investor Class	537,439,297	800,490,325	4,351,566
Institutional Class	695,586,055	378,126,903	8,117,594

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	58,803,157	30,163,487	360,380
Institutional Class	75,280,403	14,201,017	671,328

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$9.14	$26.54	$12.07

Institutional Class	$9.24	$26.63	$12.09

[1]	See Note 8 for information on affiliated issuers.

[2]

All material liabilities have been disclosed in accordance with Article 6-04(x) of Regulation S-X. For presentation purposes, the accrued expenses and other liabilities for the U.S. Select Fund have been consolidated and consist of audit fees, printing expenses, borrowing fees, transfer agent fees, director’s fees and accounting expenses.

See Notes to Financial Statements.

SEPTEMBER 30, 2023

U.S. Treasury Fund

$359,945,905
—

$359,945,905

$233,892,969
—

233,892,969
3,684,346
—
215,969
1,682,026
—
24,842

239,500,152

—
2,000,748
116,831
103,442
7,511
85,129

2,313,661

$237,186,491

$223,075
441,770,912
(204,807,496)

$237,186,491

237,186,491
—

22,307,467
—

$10.63

$—

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$1,367,979	$810,561	$570,960
Dividends[1]
Unaffiliated issuers	17,834,757	2,023,676	4,015,966

Total investment income	19,202,736	2,834,237	4,586,926

Expenses:
Investment advisory fees	29,924,950	6,136,081	4,294,082
Shareholder servicing fees — Investor Class	1,708,987	310,628	111,833
Shareholder servicing fees — Institutional Class	45,058	26,715	7,713
Fund administration fees	—	—	17,281
Fund accounting fees	317,389	22,868	36,911
Reports to shareholders — Investor Class	226,476	38,507	15,067
Reports to shareholders — Institutional Class	148,894	12,372	55,059
Custody fees	13,242	162,678	105,245
Federal and state registration fees — Investor Class	67,090	27,937	29,758
Federal and state registration fees — Institutional Class	75,921	25,482	110,884
Legal fees	90,346	30,201	25,230
Trustees’ fees	359,987	64,920	49,700
Interest	139,622	13,814	10,169
Audit fees	45,397	45,397	45,397
Other expenses	268,147	89,986	79,912

Total expenses before reimbursement	33,431,506	7,007,586	4,994,241
Reimbursement of expenses by Advisor	—	—	—

Net Expenses	33,431,506	7,007,586	4,994,241

Net Investment Income (Loss)	(14,228,770)	(4,173,349)	(407,315)

Realized Gain (Loss):
Investments sold	(37,492,694)	24,787,332	(12,671,858)
Foreign currency transactions	24	(670,584)	(142,605)
Foreign capital gains taxes	9,052	(6,827,918)	(105,848)

Net realized gain (loss)	(37,483,618)	17,288,830	(12,920,311)

Change in Unrealized Appreciation (Depreciation):
Investments	599,301,263	6,596,902	48,769,045
Foreign currency translations	1,028	(4,054)	1,829
Deferred foreign capital gains taxes	—	1,685,438	(1,042,093)

Net change in unrealized appreciation	599,302,291	8,278,286	47,728,781

Net gain on investments	561,818,673	25,567,116	34,808,470

Net Increase in Net Assets Resulting from Operations	$547,589,903	$21,393,767	$34,401,155

[1]	Net of $0, $567,493, $564,103, $771,020, $46,424, $103,243, $8,461 and $457,825 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2023

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$284,301	$22,346	$73,162	$4,137	$251,447

4,290,886	418,172	966,130	107,538	5,408,834

4,575,187	440,518	1,039,292	111,675	5,660,281

6,014,482	585,185	2,268,505	121,907	1,300,066
245,284	71,530	157,201	20,249	171,704
3,450	2,899	3,296	7,344	3,180
—	—	—	—	—
9,274	8,975	17,375	11,657	19,506
26,455	18,036	17,650	14,046	28,772
20,672	5,234	11,990	3,031	7,330
31,025	26,731	7,024	3,932	15,098
31,180	16,452	23,004	16,139	17,862
48,949	16,021	20,201	16,689	16,820
22,757	2,365	11,072	860	8,919
47,346	4,724	22,145	1,754	17,411
71,609	2,429	11,856	621	3,512
45,397	45,396	45,397	45,396	45,396
119,053	27,230	45,828	22,300	31,890

6,736,933	833,207	2,662,544	285,925	1,687,466
—	(74,937)	(24,184)	(130,967)	(125,427)

6,736,933	758,270	2,638,360	154,958	1,562,039

(2,161,746)	(317,752)	(1,599,068)	(43,283)	4,098,242

(1,227,866)	(2,362,972)	(704,376)	(237,515)	1,272,667
(392,399)	(20,407)	(30,767)	(2,383)	(18,870)
(2,826,345)	(20,960)	(125,556)	—	—

(4,446,610)	(2,404,339)	(860,699)	(239,898)	1,253,797

49,898,091	8,216,689	22,900,878	2,517,426	13,361,410
15,404	39	3,330	264	14,384
1,158,697	(11,714)	(177,080)	(15,350)	—

51,072,192	8,205,014	22,727,128	2,502,340	13,375,794

46,625,582	5,800,675	21,866,429	2,262,442	14,629,591

$44,463,836	$5,482,923	$20,267,361	$2,219,159	$18,727,833

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$2,927	$308,035	$406,980
Dividends[1]
Unaffiliated issuers	59,678	7,784,279	4,750,738

Total investment income	62,605	8,092,314	5,157,718

Expenses:
Investment advisory fees	53,552	6,895,216	6,354,504
Shareholder servicing fees — Investor Class	27,109	332,572	81,654
Shareholder servicing fees — Institutional Class	3,661	6,151	232,562
Fund administration fees	955	—	—
Fund accounting fees	14,603	3,000	3,000
Reports to shareholders — Investor Class	16,097	28,037	6,278
Reports to shareholders — Institutional Class	3,382	14,367	64,130
Custody fees	5,009	—	—
Federal and state registration fees — Investor Class	15,645	25,278	17,794
Federal and state registration fees — Institutional Class	15,754	23,948	28,577
Legal fees	545	3,671	24,365
Trustees’ fees	688	70,102	51,970
Dividends on securities sold short	—	—	—
Interest	984	854	49,028
Audit fees	45,396	4,260	45,396
Other expenses	13,132	21,258	48,951

Total expenses before reimbursement	216,512	7,428,714	7,008,209
Reimbursement of expenses by Advisor	(142,052)	—	—

Net Expenses	74,460	7,428,714	7,008,209

Net Investment Income (Loss)	(11,855)	663,600	(1,850,491)

Realized Gain (Loss):
Investments sold	(856,177)	9,975,278	(1,995,695)
Investments in affiliates	—	—	—
Foreign currency transactions	(10,063)	(28,402)	(337,871)
Short positions	—	—	—
Foreign capital gains taxes	—	(973,705)	(577,861)

Net realized gain (loss)	(866,240)	8,973,171	(2,911,427)

Change in Unrealized Appreciation (Depreciation):
Investments	22,180	44,251,098	42,981,305
Investments in affiliates	—	—	—
Foreign currency translations	45	67,365	17,952
Short positions	—	—	—
Deferred foreign capital gains taxes	—	1,087,988	634,372

Net change in unrealized appreciation	22,225	45,406,451	43,633,629

Net gain (loss) on investments	(844,015)	54,379,622	40,722,202

Net Increase (Decrease) in Net Assets Resulting from Operations	$(855,870)	$55,043,222	$38,871,711

[1]	Net of $4,604, $844,283, $577,228, $7,794, $0, $0, $33,341 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2023

International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$6,349	$206,687	$408,991	$309,285	$1,014,182

41,885	184,186	872,762	2,442,591	3,535,712

48,234	390,873	1,281,753	2,751,876	4,549,894

42,285	340,830	9,430,557	4,522,158	21,280,647
22,260	32,115	550,395	323,934	914,461
4,417	9,380	2,722	3,042	27,577
787	2,035	—	—	—
12,214	12,160	81,744	39,526	236,654
14,709	9,510	52,635	33,563	61,232
2,394	10,279	6,369	5,187	197,022
2,921	5,301	4,143	32,702	8,758
16,163	19,760	30,347	32,954	58,122
16,204	20,780	22,159	21,204	83,180
334	1,603	16,726	19,209	18,312
702	3,217	81,032	39,697	265,989
—	127,024	—	—	—
2,110	112,887	21,450	7,140	42,486
45,397	45,397	45,397	45,397	45,397
5,859	7,573	50,428	47,947	233,295

188,756	759,851	10,396,104	5,173,660	23,473,132
(127,196)	(73,014)	—	(19,774)	(55,580)

61,560	686,837	10,396,104	5,153,886	23,417,552

(13,326)	(295,964)	(9,114,351)	(2,402,010)	(18,867,658)

(374,602)	(515,353)	(56,166,527)	(28,259,984)	(224,581,475)
—	—	—	—	(21,327,040)
1,999	—	(2,151)	(5,490)	—
—	423,719	—	—	—
—	—	—	—	—

(372,603)	(91,634)	(56,168,678)	(28,265,474)	(245,908,515)

1,212,107	6,176,966	93,042,266	50,323,579	403,786,901
—	—	9,814,260	(353,906)	70,493,994
392	—	116	642	—
—	536,143	—	—	—
—	—	—	—	—

1,212,499	6,713,109	102,856,642	49,970,315	474,280,895

839,896	6,621,475	46,687,964	21,704,841	228,372,380

$826,570	$6,325,511	$37,573,613	$19,302,831	$209,504,722

Wasatch Funds

Statements of Operations (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund

Investment Income:
Interest	$690,819	$242,052	$5,728
Dividends[1]
Unaffiliated issuers	12,897,076	3,392,810	37,796

Total investment income	13,587,895	3,634,862	43,524

Expenses:
Investment advisory fees	13,272,874	13,618,273	66,994
Shareholder servicing fees — Investor Class	586,829	1,510,263	21,804
Shareholder servicing fees — Institutional Class	6,390	4,900	7,230
Fund administration fees	—	—	1,207
Fund accounting fees	139,122	215,944	11,860
Reports to shareholders — Investor Class	122,373	131,405	14,109
Reports to shareholders — Institutional Class	46,806	69,129	2,841
Custody fees	7,254	14,994	6,009
Federal and state registration fees — Investor Class	40,096	48,787	22,827
Federal and state registration fees — Institutional Class	37,381	29,053	23,192
Legal fees	83,265	84,203	42,660
Trustees’ fees	172,448	176,640	853
Interest	138,696	39,238	1,401
Audit fees	45,397	45,397	45,397
Other expenses	188,404	156,194	9,029

Total expenses before reimbursement	14,887,335	16,144,420	277,413
Reimbursement of expenses by Advisor	(2,238)	(82,717)	(195,725)

Net Expenses	14,885,097	16,061,703	81,688

Net Investment Income (Loss)	(1,297,202)	(12,426,841)	(38,164)

Realized Gain (Loss):
Investments sold	41,102,032	(94,168,634)	(209,723)
Investments in affiliates	—	(219,740)	—

Net realized gain (loss)	41,102,032	(94,388,374)	(209,723)

Change in Unrealized Appreciation (Depreciation):
Investments	240,858,243	137,405,396	1,484,893
Investments in affiliates	—	(7,889,960)	—

Net change in unrealized appreciation	240,858,243	129,515,436	1,484,893

Net gain (loss) on investments	281,960,275	35,127,062	1,275,170

Net Increase (Decrease) in Net Assets Resulting from Operations	$280,663,073	$22,700,221	$1,237,006

[1]	Net of $0, $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2023

U.S. Treasury Fund

$9,535,356

—

9,535,356

1,415,763
288,925
—
—
63,121
36,915
—
1,220
38,179
—
17,989
36,396
6,666
45,397
30,347

1,980,918
—

1,980,918

7,554,438

(10,525,742)
—

(10,525,742)

(31,741,954)
—

(31,741,954)

(42,267,696)

$(34,713,258)

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment loss	$(14,228,770)	$(18,490,609)	$(4,173,349)	$(6,490,534)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(37,483,618)	31,668,868	17,288,830	3,645,528
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	599,302,291	(1,245,547,699)	8,278,286	(102,601,153)

Net increase (decrease) in net assets resulting from operations	547,589,903	(1,232,369,440)	21,393,767	(105,446,159)

Distributions to shareholders from distributable earnings
Investor Class	(10,015,380)	(326,601,199)	(2,530,535)	(11,748,479)
Institutional Class	(8,797,567)	(284,274,389)	(3,141,875)	(15,680,233)

Capital share transactions:
Investor Class
Shares sold	205,760,122	248,203,167	70,967,363	95,937,161
Shares issued to holders in reinvestment of dividends	9,663,297	313,193,819	2,518,483	11,693,871
Shares redeemed	(254,416,109)	(404,340,602)	(55,755,585)	(81,140,243)
Redemption fees	31,821	85,040	58,675	156,749

Net increase (decrease)	(38,960,869)	157,141,424	17,788,936	26,647,538

Institutional Class
Shares sold	478,434,862	459,051,536	63,515,860	103,481,526
Shares issued to holders in reinvestment of dividends	8,404,896	261,121,349	2,783,843	14,141,713
Shares redeemed	(389,845,088)	(441,359,771)	(102,365,815)	(86,825,415)
Redemption fees	17,880	34,409	4,896	4,276

Net increase (decrease)	97,012,550	278,847,523	(36,061,216)	30,802,100

Total increase (decrease) in net assets	586,828,637	(1,407,256,081)	(2,550,923)	(75,425,233)

Net assets:
Beginning of period	2,632,122,455	4,039,378,536	541,592,452	617,017,685

End of period	$3,218,951,092	$2,632,122,455	$539,041,529	$541,592,452

Capital share transactions — shares:
Investor Class
Shares sold	2,896,074	3,067,009	12,661,811	14,380,076
Shares issued to holders in reinvestment of dividends	146,814	3,484,190	454,600	1,745,354
Shares redeemed	(3,629,021)	(5,082,081)	(10,197,681)	(13,153,521)

Net increase (decrease) in shares outstanding	(586,133)	1,469,118	2,918,730	2,971,909

Institutional Class
Shares sold	6,582,658	5,572,521	11,006,780	15,727,057
Shares issued to holders in reinvestment of dividends	125,409	2,857,846	496,229	2,085,798
Shares redeemed	(5,586,198)	(5,462,162)	(18,528,379)	(14,125,635)

Net increase (decrease) in shares outstanding	1,121,869	2,968,205	(7,025,370)	3,687,220

See Notes to Financial Statements.

SEPTEMBER 30, 2023

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$(407,315)	$(1,850,351)	$(2,161,746)	$(3,683,664)	$(317,752)	$(585,297)
(12,920,311)	(44,531,178)	(4,446,610)	11,618,896	(2,404,339)	(4,778,617)
47,728,781	(162,164,202)	51,072,192	(264,732,578)	8,205,014	(26,870,663)

34,401,155	(208,545,731)	44,463,836	(256,797,346)	5,482,923	(32,234,577)

—	(578,279)	(4,637,409)	(20,036,368)	—	(365,738)
—	(1,049,729)	(6,561,216)	(19,590,549)	—	(154,376)

27,199,931	103,497,531	12,204,101	105,275,533	2,419,428	8,123,117
—	577,642	4,508,533	18,833,390	—	328,775
(25,526,941)	(99,601,938)	(50,862,341)	(160,261,548)	(6,268,489)	(7,070,629)
14,784	146,604	1,919	55,766	763	5,510

1,687,774	4,619,839	(34,147,788)	(36,096,859)	(3,848,298)	1,386,773

177,284,054	493,239,547	44,585,663	181,799,296	524,186	5,067,490
—	703,049	6,409,243	18,882,311	—	151,926
(104,582,899)	(209,153,428)	(92,152,531)	(133,630,699)	(7,698,689)	(3,101,280)
9,515	22,278	189	8,861	—	680

72,710,670	284,811,446	(41,157,436)	67,059,769	(7,174,503)	2,118,816

108,799,599	79,257,546	(42,040,013)	(265,461,353)	(5,539,878)	(29,249,102)

343,483,843	264,226,297	377,897,003	643,358,356	40,547,517	69,796,619

$452,283,442	$343,483,843	$335,856,990	$377,897,003	$35,007,639	$40,547,517

1,822,227	5,017,233	4,593,516	27,825,702	887,606	2,500,260
—	27,069	1,747,493	4,673,298	—	82,815
(1,725,509)	(5,279,941)	(19,331,821)	(46,719,791)	(2,363,897)	(2,143,065)

96,718	(235,639)	(12,990,812)	(14,220,791)	(1,476,291)	440,010

11,715,079	25,805,080	16,640,314	50,113,813	182,614	1,341,838
—	32,205	2,455,649	4,628,017	—	37,887
(7,015,055)	(11,943,908)	(34,198,393)	(39,909,264)	(3,003,418)	(1,098,403)

4,700,024	13,893,377	(15,102,430)	14,832,566	(2,820,804)	281,322

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment income (loss)	$(1,599,068)	$(2,165,481)	$(43,283)	$(80,784)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(860,699)	2,277,633	(239,898)	(1,103,900)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	22,727,128	(103,364,198)	2,502,340	(6,431,292)

Net increase (decrease) in net assets resulting from operations	20,267,361	(103,252,046)	2,219,159	(7,615,976)

Distributions to shareholders from distributable earnings
Investor Class	(2,469,318)	(14,804,572)	—	(813,040)
Institutional Class	(1,256,428)	(5,997,363)	—	(1,403,979)

Capital share transactions:
Investor Class
Shares sold	15,177,039	38,979,429	742,409	701,016
Shares issued to holders in reinvestment of dividends	2,451,806	14,715,236	—	813,040
Shares redeemed	(17,931,633)	(43,287,302)	(657,559)	(1,370,547)
Redemption fees	16,218	28,823	44	553

Net increase (decrease)	(286,570)	10,436,186	84,894	144,062

Institutional Class
Shares sold	16,220,644	42,443,771	1,442,045	1,995,085
Shares issued to holders in reinvestment of dividends	1,232,291	5,863,776	—	1,403,979
Shares redeemed	(9,258,774)	(28,092,909)	(1,941,141)	(443,486)
Redemption fees	7,159	9,216	—	1,864

Net increase (decrease)	8,201,320	20,223,854	(499,096)	2,957,442

Total increase (decrease) in net assets	24,456,365	(93,393,941)	1,804,957	(6,731,491)

Net assets:
Beginning of period	162,313,566	255,707,507	12,707,379	19,438,870

End of period	$186,769,931	$162,313,566	$14,512,336	$12,707,379

Capital share transactions — shares:
Investor Class
Shares sold	3,976,976	7,436,719	71,179	55,182
Shares issued to holders in reinvestment of dividends	681,057	2,829,853	—	60,003
Shares redeemed	(4,819,099)	(9,804,570)	(66,153)	(115,462)

Net increase (decrease) in shares outstanding	(161,066)	462,002	5,026	(277)

Institutional Class
Shares sold	4,268,507	8,859,854	135,077	156,998
Shares issued to holders in reinvestment of dividends	338,542	1,119,041	—	102,780
Shares redeemed	(2,481,754)	(6,435,070)	(187,359)	(35,444)

Net increase (decrease) in shares outstanding	2,125,295	3,543,825	(52,282)	224,334

See Notes to Financial Statements.

SEPTEMBER 30, 2023

Global Value Fund		Greater China Fund		International Growth Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$4,098,242	$3,409,192	$(11,855)	$(41,487)	$663,600	$(793,184)
1,253,797	9,848,363	(866,240)	(2,177,886)	8,973,171	9,194,155
13,375,794	(24,676,596)	22,225	(1,896,553)	45,406,451	(522,144,840)

18,727,833	(11,419,041)	(855,870)	(4,115,926)	55,043,222	(513,743,869)

(10,067,943)	(6,647,351)	(141,340)	—	—	(51,916,282)
(1,984,214)	(588,496)	(182,828)	—	—	(63,352,795)

14,508,523	12,745,551	2,706,778	2,125,309	21,529,056	36,385,889
9,793,517	6,472,405	136,465	—	—	47,744,025
(21,196,441)	(20,117,303)	(2,569,096)	(2,306,356)	(94,366,997)	(101,922,857)
1,465	4,373	735	12,309	4,094	6,797

3,107,064	(894,974)	274,882	(168,738)	(72,833,847)	(17,786,146)

27,828,434	14,594,609	221,271	3,202,467	50,417,754	85,055,620
1,981,574	586,805	182,828	—	—	58,809,032
(13,918,802)	(4,195,399)	(244,872)	(4,677,922)	(177,515,926)	(176,000,636)
—	941	—	1,913	288	36

15,891,206	10,986,956	159,227	(1,473,542)	(127,097,884)	(32,135,948)

25,673,946	(8,562,906)	(745,929)	(5,758,206)	(144,888,509)	(678,935,040)

118,565,795	127,128,701	4,815,860	10,574,066	599,543,228	1,278,478,268

$144,239,741	$118,565,795	$4,069,931	$4,815,860	$454,654,719	$599,543,228

1,623,915	1,348,226	385,915	230,759	941,753	1,279,011
1,121,963	705,208	21,457	—	—	1,409,210
(2,402,888)	(2,164,178)	(401,094)	(261,868)	(4,199,293)	(3,659,382)

342,990	(110,744)	6,278	(31,109)	(3,257,540)	(971,161)

3,119,622	1,554,788	36,679	332,766	2,174,266	3,020,035
227,804	65,481	28,929	—	—	1,723,594
(1,576,669)	(445,783)	(39,340)	(571,578)	(7,760,428)	(6,816,735)

1,770,757	1,174,486	26,268	(238,812)	(5,586,162)	(2,073,106)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment loss	$(1,850,491)	$(5,978,343)	$(13,326)	$(35,905)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(2,911,427)	(23,853,442)	(372,603)	(566,918)
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	43,633,629	(330,844,989)	1,212,499	(3,012,107)

Net increase (decrease) in net assets resulting from operations	38,871,711	(360,676,774)	826,570	(3,614,930)

Distributions to shareholders from distributable earnings
Investor Class	—	(16,548,898)	—	—
Institutional Class	—	(79,947,261)	—	—

Capital share transactions:
Investor Class
Shares sold	3,030,199	5,319,580	567,929	750,357
Shares issued to holders in reinvestment of dividends	—	15,590,314	—	—
Shares redeemed	(18,226,908)	(21,059,497)	(1,002,772)	(1,279,134)
Redemption fees	278	1,397	66	3,030

Net increase (decrease)	(15,196,431)	(148,206)	(434,777)	(525,747)

Institutional Class
Shares sold	101,667,560	267,454,540	234,204	172,693
Shares issued to holders in reinvestment of dividends	—	54,694,120	—	—
Shares redeemed	(262,755,106)	(261,107,430)	(1,920,874)	(239,743)
Redemption fees	1,755	1,997	—	—

Net increase (decrease)	(161,085,791)	61,043,227	(1,686,670)	(67,050)

Total increase (decrease) in net assets	(137,410,511)	(396,277,912)	(1,294,877)	(4,207,727)

Net assets:
Beginning of period	418,678,776	814,956,688	5,301,221	9,508,948

End of period	$281,268,265	$418,678,776	$4,006,344	$5,301,221

Capital share transactions — shares:
Investor Class
Shares sold	1,082,959	1,512,692	53,173	62,125
Shares issued to holders in reinvestment of dividends	—	3,600,534	—	—
Shares redeemed	(6,444,150)	(5,994,663)	(93,757)	(98,010)

Net increase (decrease) in shares outstanding	(5,361,191)	(881,437)	(40,584)	(35,885)

Institutional Class
Shares sold	35,611,451	76,495,700	21,420	13,285
Shares issued to holders in reinvestment of dividends	—	12,430,482	—	—
Shares redeemed	(92,719,054)	(76,677,983)	(184,467)	(18,239)

Net increase (decrease) in shares outstanding	(57,107,603)	12,248,199	(163,047)	(4,954)

[1]	Fund inception date was October 1, 2021.

See Notes to Financial Statements.

SEPTEMBER 30, 2023

Long/Short Alpha Fund		Micro Cap Fund		Micro Cap Value Fund
Year Ended September 30, 2023	Year Ended September 30, 2022[1]	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$(295,964)	$(337,969)	$(9,114,351)	$(14,765,182)	$(2,402,010)	$(4,330,858)
(515,353)	(2,660,151)	(56,168,678)	(86,728,624)	(28,265,474)	(14,266,891)
423,719	2,809,512	—	—	—	—
6,713,109	(3,618,614)	102,856,642	(363,166,568)	49,970,315	(129,242,061)

6,325,511	(3,807,222)	37,573,613	(464,660,374)	19,302,831	(147,839,810)

(8,767)	—	—	(257,919,727)	—	(73,081,163)
(15,251)	—	—	(41,304,544)	—	(12,549,879)

13,168,964	10,437,484	33,463,338	83,326,504	22,857,756	82,141,646
8,767	—	—	243,675,646	—	71,677,406
(1,261,633)	(1,076,313)	(116,465,408)	(261,308,270)	(54,114,071)	(91,551,333)
1,573	3,329	14,068	33,892	10,095	36,520

11,917,671	9,364,500	(82,988,002)	65,727,772	(31,246,220)	62,304,239

2,056,609	19,173,989	27,199,923	67,953,958	7,176,101	29,173,118
15,251	—	—	39,473,070	—	12,450,069
(7,783,134)	(2,766,684)	(32,492,270)	(128,240,524)	(10,481,824)	(21,836,415)
112	1,686	10,699	11,080	28	5,345

(5,711,162)	16,408,991	(5,281,648)	(20,802,416)	(3,305,695)	19,792,117

12,508,002	21,966,269	(50,696,037)	(718,959,289)	(15,249,084)	(151,374,496)

21,966,269	—	634,651,021	1,353,610,310	292,242,448	443,616,944

$34,474,271	$21,966,269	$583,954,984	$634,651,021	$276,993,364	$292,242,448

1,197,021	1,015,942	5,437,121	10,095,488	7,480,974	20,799,592
853	—	—	27,690,414	—	17,964,263
(117,061)	(107,804)	(19,188,011)	(32,162,553)	(17,802,001)	(25,266,275)

1,080,813	908,138	(13,750,890)	5,623,349	(10,321,027)	13,497,580

195,782	1,806,617	4,428,333	7,928,370	2,319,222	7,138,745
1,479	—	—	4,490,679	—	3,104,755
(721,914)	(280,253)	(5,498,652)	(14,843,245)	(3,424,390)	(5,938,809)

(524,653)	1,526,364	(1,070,319)	(2,424,196)	(1,105,168)	4,304,691

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment income (loss)	$(18,867,658)	$(27,936,551)	$(1,297,202)	$1,462,850
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(245,908,515)	16,878,405	41,102,032	43,619,406
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	474,280,895	(1,488,390,413)	240,858,243	(450,637,702)

Net increase (decrease) in net assets resulting from operations	209,504,722	(1,499,448,559)	280,663,073	(405,555,446)

Distributions to shareholders from distributable earnings
Investor Class	—	(298,275,007)	(14,251,795)	(63,940,106)
Institutional Class	—	(324,759,466)	(16,822,096)	(65,113,713)

Capital share transactions:
Investor Class
Shares sold	79,618,700	170,077,569	116,447,228	143,290,709
Shares issued to holders in reinvestment of dividends	—	287,667,859	13,955,521	62,945,104
Shares redeemed	(178,994,414)	(365,759,690)	(282,576,107)	(220,687,194)
Redemption fees	18,999	58,888	13,475	22,718

Net increase (decrease)	(99,356,715)	92,044,626	(152,159,883)	(14,428,663)

Institutional Class
Shares sold	286,077,811	491,403,328	190,194,138	264,173,350
Shares issued to holders in reinvestment of dividends	—	302,906,157	16,171,156	63,842,825
Shares redeemed	(284,170,719)	(419,314,392)	(304,139,627)	(235,173,800)
Redemption fees	26,249	38,065	2,402	4,480

Net increase (decrease)	1,933,341	375,033,158	(97,771,931)	92,846,855

Total increase (decrease) in net assets	112,081,348	(1,655,405,248)	(342,632)	(456,191,073)

Net assets:
Beginning of period	1,986,934,124	3,642,339,372	1,233,367,984	1,689,559,057

End of period	$2,099,015,472	$1,986,934,124	$1,233,025,352	$1,233,367,984

Capital share transactions — shares:
Investor Class
Shares sold	2,525,103	4,006,813	13,547,910	15,186,572
Shares issued to holders in reinvestment of dividends	—	6,173,130	1,703,971	6,281,947
Shares redeemed	(5,649,071)	(9,055,389)	(32,584,605)	(23,985,547)

Net increase (decrease) in shares outstanding	(3,123,968)	1,124,554	(17,332,724)	(2,517,028)

Institutional Class
Shares sold	8,823,826	12,084,062	21,364,303	27,501,939
Shares issued to holders in reinvestment of dividends	—	6,395,822	1,955,400	6,314,820
Shares redeemed	(8,796,106)	(10,126,348)	(35,737,259)	(24,955,438)

Net increase (decrease) in shares outstanding	27,720	8,353,536	(12,417,556)	8,861,321

[1]	Fund inception date was June 13, 2022.

See Notes to Financial Statements.

SEPTEMBER 30, 2023

Ultra Growth Fund		U.S. Select Fund		U.S. Treasury Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022[1]	Year Ended September 30, 2023	Year Ended September 30, 2022

$(12,426,841)	$(20,763,778)	$(38,164)	$(5,676)	$7,554,438	$6,738,135
(94,388,374)	3,391,857	(209,723)	648	(10,525,742)	(61,233,193)
129,515,436	(1,105,267,854)	1,484,893	(563,767)	(31,741,954)	(76,105,948)

22,700,221	(1,122,639,775)	1,237,006	(568,795)	(34,713,258)	(130,601,006)

—	(229,039,647)	—	—	(7,520,379)	(6,840,922)
(556,115)	(76,370,747)	—	—	—	—

140,857,739	253,924,593	3,363,172	2,035,197	104,573,763	156,984,468
—	218,714,597	—	—	7,116,523	6,430,282
(343,414,222)	(686,348,727)	(1,123,085)	(60,314)	(119,870,843)	(201,642,801)
70,675	82,520	214	1,206	77,856	244,125

(202,485,808)	(213,627,017)	2,240,301	1,976,089	(8,102,701)	(37,983,926)

119,499,535	231,569,168	5,630,616	3,960,693	—	—
542,074	74,406,337	—	—	—	—
(134,959,357)	(263,423,838)	(1,984,494)	(22,839)	—	—
3,547	6,041	583	—	—	—

(14,914,201)	42,557,708	3,646,705	3,937,854	—	—

(195,255,903)	(1,599,119,478)	7,124,012	5,345,148	(50,336,338)	(175,425,854)

1,373,873,131	2,972,992,609	5,345,148	—	287,522,829	462,948,683

$1,178,617,228	$1,373,873,131	$12,469,160	$5,345,148	$237,186,491	$287,522,829

4,960,624	6,764,579	281,732	187,794	8,465,746	9,747,128
—	5,346,238	—	—	581,305	424,698
(12,258,146)	(18,891,335)	(104,083)	(5,063)	(9,678,169)	(12,805,705)

(7,297,522)	(6,780,518)	177,649	182,731	(631,118)	(2,633,879)

4,213,786	6,254,360	476,235	368,377	—	—
19,784	1,815,231	—	—	—	—
(4,783,978)	(7,374,887)	(171,254)	(2,030)	—	—

(550,408)	694,704	304,981	366,347	—	—

Wasatch Funds

Statement of Cash Flows

Long/Short Alpha Fund
Year Ended September 30, 2023

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,325,511
Adjustments to reconcile net increase in net assets resulting from operations
Long-term investments purchased	(32,595,029)
Long-term investments sold	24,635,348
Short-term investments purchased	(68,066,328)
Short-term investments sold	68,066,421
Purchases to cover securities sold short	(8,333,258)
Securities sold short	13,146,540
Increase in dividends and interest receivable	(6,623)
Decrease in prepaid expenses and other assets	6,132
Increase in investment securities purchased payable	676,787
Increase in dividend payable on securities sold short	14,494
Decrease in accrued fund administration fees	(2,418)
Increase in payable to Advisor	12,488
Decrease in accrued expenses and other liabilities	(6,623)
Net realized loss from unaffiliated investments	515,446
Net realized gain from securities sold short	(423,719)
Net realized gain from short-term investments	(93)
Net change in unrealized appreciation on unaffiliated investments	(6,176,966)
Net change in unrealized appreciation on securities sold short	(536,143)

Net cash from operating activities	(2,748,033)

Cash flows from financing activities:
Proceeds from shares sold	15,233,328
Payment on shares redeemed	(9,040,155)
Redemption fees	1,685

Net cash from financing activities	6,194,858

Net increase in cash	3,446,825
Cash at beginning of year	4,407,307

Cash at end of year	$7,854,132

Supplemental Disclosure of Cash Flow Information:
Dividend on securities sold short during the year	$127,024
Interest expense paid during the year	112,887

(This page intentionally left blank.)

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/23	$61.04	(0.39)	13.47	13.08	—	[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$104.75	(0.48)	(27.40)	(27.88)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—	(6.06)	(6.06)
Core Growth Fund — Institutional Class
Year ended 9/30/23	$62.13	(0.28)	13.67	13.39	—	[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$106.20	(0.41)	(27.83)	(28.24)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—	(6.06)	(6.06)
Emerging India Fund — Investor Class
Year ended 9/30/23	$5.67	(0.04)	0.33	0.29	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$6.95	(0.06)	(0.92)	(0.98)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—	[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—	(0.27)	(0.27)
Emerging India Fund — Institutional Class
Year ended 9/30/23	$5.74	(0.05)	0.35	0.30	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$7.03	(0.06)	(0.93)	(0.99)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—	[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—	(0.27)	(0.27)
Emerging Markets Select Fund — Investor Class
Year ended 9/30/23	$13.34	(0.04)	1.43	1.39	—	[4]	—	—	—
Year ended 9/30/22	$22.49	(0.17)	(8.93)	(9.10)	0.04		—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01		—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/23	$13.66	—	1.45	1.45	—	[4]	—	—	—
Year ended 9/30/22	$23.01	(0.04)	(9.22)	(9.26)	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—	[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/23	$2.47	(0.05)	0.35	0.30	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.23	(0.05)	(1.46)	(1.51)	—	[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—	(0.30)	(0.30)
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/23	$2.50	(0.02)	0.33	0.31	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.27	(0.02)	(1.49)	(1.51)	—	[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/23	$2.45	(0.05)	0.46	0.41	—	[4]	—	—	—
Year ended 9/30/22	$4.40	(0.03)	(1.89)	(1.92)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$73.66	21.51	1.17	5 8	1.17	5 8	(0.53)	(0.53)	$1,593,801	33%
$61.04	(31.47)	1.19	5 8	1.19	5 8	(0.59)	(0.59)	$1,356,653	29%
$104.75	44.82	1.17	[5]	1.17	[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%

$75.06	21.64	1.06	5 8	1.06	5 8	(0.42)	(0.42)	$1,625,150	33%
$62.13	(31.37)	1.05	5 8	1.06	5 8	(0.46)	(0.46)	$1,275,470	29%
$106.20	44.98	1.05	[5]	1.05	[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%

$5.90	5.23	1.50	5 8	1.50	5 8	(0.92)	(0.92)	$254,155	26%
$5.67	(14.79)	1.51	5 8	1.51	5 8	(1.13)	(1.13)	$227,767	25%
$6.95	64.69	1.52	[5]	1.52	[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%

$5.98	5.34	1.36	5 8	1.36	5 8	(0.79)	(0.79)	$284,887	26%
$5.74	(14.77)	1.38	5 8	1.38	5 8	(1.01)	(1.01)	$313,825	25%
$7.03	65.02	1.37	[5]	1.37	[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%

$14.73	10.42	1.36	5 8	1.36	5 8	(0.31)	(0.31)	$59,458	14%
$13.34	(40.42)	1.32	5 8	1.32	5 8	(0.73)	(0.73)	$52,571	31%
$22.49	56.18	1.37	[5]	1.37	[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%

$15.11	10.61	1.13	5 8	1.13	5 8	(0.06)	(0.06)	$392,825	14%
$13.66	(40.40)	1.14	5 8	1.14	5 8	(0.40)	(0.40)	$290,912	31%
$23.01	56.42	1.18	[5]	1.18	[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%

$2.69	12.39	1.96	6 7	1.96	6 7	(0.72)	(0.72)	$131,823	21%
$2.47	(37.93)	1.91	6 7	1.91	6 7	(0.74)	(0.74)	$153,161	36%
$4.23	50.23	1.88	[5]	1.88	[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%

$2.73	12.66	1.78	6 7	1.78	6 7	(0.51)	(0.51)	$204,034	21%
$2.50	(37.75)	1.78	6 7	1.78	6 7	(0.58)	(0.58)	$224,736	36%
$4.27	50.53	1.76	[5]	1.76	[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%

$2.86	16.73	2.16	6 7	2.31	6 7	(0.91)	(1.05)	$30,980	29%
$2.45	(43.89)	2.15	5 8	2.29	5 8	(1.13)	(1.26)	$30,132	44%
$4.40	45.70	2.12	[5]	2.12	[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/23	$2.48	(0.19)	0.62	0.43	—		—	—	—
Year ended 9/30/22	$4.46	(0.03)	(1.91)	(1.94)	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/23	$3.39	(0.04)	0.47	0.43	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.83	(0.04)	(1.96)	(2.00)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Global Opportunities Fund — Institutional Class
Year ended 9/30/23	$3.42	(0.02)	0.46	0.44	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.88	(0.03)	(1.99)	(2.02)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Global Select Fund — Investor Class
Year ended 9/30/23	$8.71	(0.06)	1.61	1.55	—	[4]	—	—	—
Year ended 9/30/22	$15.83	(0.10)	(5.24)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01		—	(0.02)	(0.02)
Year ended 9/30/20[10]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Year ended 9/30/23	$8.82	(0.02)	1.63	1.61	—		—	—	—
Year ended 9/30/22	$15.94	(0.05)	(5.29)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—	[4]	—	(0.02)	(0.02)
Year ended 9/30/20[10]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Year ended 9/30/23	$8.00	0.25	1.05	1.30	—	[4]	(0.24)	(0.54)	(0.78)
Year ended 9/30/22	$9.24	0.23	(0.96)	(0.73)	—	[4]	(0.23)	(0.28)	(0.51)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—	[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[12]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Global Value Fund — Institutional Class
Year ended 9/30/23	$7.99	0.25	1.05	1.30	—		(0.25)	(0.54)	(0.79)
Year ended 9/30/22	$9.23	0.25	(0.97)	(0.72)	—	[4]	(0.24)	(0.28)	(0.52)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01		(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[12]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Greater China Fund — Investor Class
Year ended 9/30/23	$5.98	(0.04)	(0.69)	(0.73)	—	[4]	(0.39)	—	(0.39)
Year ended 9/30/22	$9.83	(0.05)	(3.83)[9]	(3.88)	0.03		—	—	—
Period ended 9/30/21[13]	$10.00	(0.05)	(0.17)	(0.22)	0.05		—	—	—
Greater China Fund — Institutional Class
Year ended 9/30/23	$5.96	— [4]	(0.71)	(0.71)	—		(0.41)	—	(0.41)
Year ended 9/30/22	$9.82	(0.07)	(3.79)[9]	(3.86)	—	[4]	—	—	—
Period ended 9/30/21[13]	$10.00	(0.03)	(0.15)	(0.18)	—	[4]	—	—	—
International Growth Fund — Investor Class
Year ended 9/30/23	$20.03	(0.03)	1.60	1.57	—	[4]	—	—	—
Year ended 9/30/22	$38.79	(0.07)	(15.16)	(15.23)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$2.91	17.34	1.96	6 7	2.61	6 7	(0.83)	(1.47)	$4,027	29%
$2.48	(43.89)	1.95	5 8	2.08	5 8	(0.88)	(1.00)	$10,416	44%
$4.46	46.23	1.95	[5]	2.08	[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%

$3.74	12.76	1.50	6 7	1.50	6 7	(0.93)	(0.93)	$117,596	30%
$3.39	(36.97)	1.50	5 8	1.50	5 8	(1.00)	(1.00)	$107,048	33%
$5.83	51.70	1.46	[5]	1.46	[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%

$3.78	12.94	1.36	6 7	1.40	6 7	(0.79)	(0.83)	$69,174	30%
$3.42	(36.94)	1.35	5 8	1.38	5 8	(0.85)	(0.87)	$55,266	33%
$5.88	52.21	1.35	[5]	1.40	[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%

$10.26	17.80	1.36	5 8	2.57	5 8	(0.58)	(1.79)	$4,620	24%
$8.71	(37.76)	1.35	5 8	2.35	5 8	(0.77)	(1.77)	$3,879	30%
$15.83	25.84	1.35	[5]	2.17	[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$10.43	18.25	0.96	5 8	1.74	5 8	(0.18)	(0.96)	$9,892	24%
$8.82	(37.47)	0.95	5 8	1.53	5 8	(0.35)	(0.93)	$8,828	30%
$15.94	26.31	0.95	[5]	1.56	[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$8.52	16.16	1.11	5 8	1.18	5 8	2.80	2.73	$112,591	43%
$8.00	(8.55)	1.10	5 8	1.20	5 8	2.46	2.36	$102,983	47%
$9.24	43.20	1.10	[5]	1.18	[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[12]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%

$8.50	16.23	0.96	5 8	1.12	5 8	3.00	2.84	$31,649	43%
$7.99	(8.42)	0.95	5 8	1.14	5 8	2.89	2.71	$15,583	47%
$9.23	43.26	0.99	[5]	1.43	[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[12]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%

$4.86	(13.75)	1.53	6 7	4.77	6 7	(0.41)	(3.65)	$1,755	57%
$5.98	(39.17)[16]	1.62	6 7 18	3.56	6 7 18	(0.56)	(2.50)	$2,122	109%
$9.83	(1.70)	1.51	[6]	3.76	[6]	(0.60)	(2.85)	$3,795	43%

$4.84	(13.56)	1.27	6 7	3.39	6 7	(0.06)	(2.18)	$2,315	57%
$5.96	(39.31)[16]	1.36	6 7 18	2.61	6 7 18	(0.47)	(1.72)	$2,694	109%
$9.82	(1.80)	1.26	[6]	3.09	[6]	(0.34)	(2.17)	$6,779	43%

$21.60	7.84	1.41	5 8	1.41	5 8	0.08	0.08	$231,089	31%
$20.03	(42.98)	1.44	5 8	1.44	5 8	(0.14)	(0.14)	$279,608	20%
$38.79	26.59	1.41	[5]	1.41	[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Institutional Class
Year ended 9/30/23	$20.20	0.08	1.52	1.60	—	[4]	—	—	—
Year ended 9/30/22	$39.04	(0.02)	(15.29)	(15.31)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
International Opportunities Fund — Investor Class
Year ended 9/30/23	$2.51	(0.06)	0.27	0.21	—	[4]	—	—	—
Year ended 9/30/22	$5.26	(0.05)	(2.06)	(2.11)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
International Opportunities Fund — Institutional Class
Year ended 9/30/23	$2.55	(0.02)	0.23	0.21	—	[4]	—	—	—
Year ended 9/30/22	$5.33	(0.03)	(2.11)	(2.14)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
International Select Fund — Investor Class
Year ended 9/30/23	$8.90	(0.07)	1.42	1.35	—	[4]	—	—	—
Year ended 9/30/22	$14.96	(0.10)	(5.97)	(6.07)	0.01		—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01		—	—	—
Year ended 9/30/20[10]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Year ended 9/30/23	$9.01	0.03	1.39	1.42	—		—	—	—
Year ended 9/30/22	$15.10	(0.04)	(6.05)	(6.09)	—		—	—	—
Year ended 9/30/21	$12.69	— [4]	2.41	2.41	—		—	—	—
Year ended 9/30/20[10]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Long/Short Alpha Fund — Investor Class
Year ended 9/30/23	$9.01	(0.08)	2.59	2.51	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/22[14]	$10.00	(0.16)	(0.83)	(0.99)	—	[4]	—	—	—
Long/Short Alpha Fund — Institutional Class
Year ended 9/30/23	$9.03	(0.12)	2.66	2.54	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/22[14]	$10.00	(0.13)	(0.84)	(0.97)	—	[4]	—	—	—
Micro Cap Fund — Investor Class
Year ended 9/30/23	$5.72	(0.11)	0.46	0.35	—	[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Micro Cap Fund — Institutional Class
Year ended 9/30/23	$5.72	(0.09)	0.44	0.35	—	[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[11]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Year ended 9/30/23	$2.79	(0.03)	0.21	0.18	—	[4]	—	—	—
Year ended 9/30/22	$5.10	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Micro Cap Value Fund — Institutional Class
Year ended 9/30/23	$2.81	(0.02)	0.20	0.18	—	[4]	—	—	—
Year ended 9/30/22	$5.12	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[11]	$3.26	(0.01)	0.41	0.40	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$21.80	7.92	1.29	5 8	1.29	5 8	0.16	0.16	$223,565	31%
$20.20	(42.90)	1.33	5 8	1.33	5 8	(0.03)	(0.03)	$319,936	20%
$39.04	26.70	1.32	[5]	1.32	[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%

$2.72	8.37	1.97	6 7	1.97	6 7	(0.52)	(0.52)	$54,964	20%
$2.51	(45.24)	1.96	5 8	1.96	5 8	(1.05)	(1.05)	$64,198	39%
$5.26	15.68	1.91	[5]	1.91	[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%

$2.76	8.24	1.92	6 7	1.92	6 7	(0.51)	(0.51)	$226,305	20%
$2.55	(45.21)	1.91	5 8	1.91	5 8	(0.97)	(0.97)	$354,481	39%
$5.33	15.44	1.89	[5]	1.89	[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%

$10.25	15.17	1.35	6 7	3.88	6 7	(0.41)	(2.95)	$2,481	22%
$8.90	(40.51)	1.30	5 8	3.34	5 8	(0.72)	(2.76)	$2,514	27%
$14.96	18.64	1.30	[5]	3.09	[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$10.43	15.76	0.94	6 7	3.19	6 7	(0.05)	(2.30)	$1,526	22%
$9.01	(40.33)	0.90	5 8	2.37	5 8	(0.30)	(1.76)	$2,788	27%
$15.10	18.99	0.90	[5]	3.03	[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$11.51	27.87	2.67	6 7 17	2.85	6 7 17	(1.16)	(1.34)	$22,895	75%
$9.01	(9.90)	2.41	6 7 17	3.14	6 7 17	(1.62)	(2.35)	$8,184	55%

$11.56	28.14	2.34	6 7 17	2.71	6 7 17	(0.99)	(1.37)	$11,579	75%
$9.03	(9.70)	2.20	6 7 17	3.10	6 7 17	(1.47)	(2.37)	$13,782	55%

$6.07	6.12	1.66	5 8	1.66	5 8	(1.46)	(1.46)	$509,106	57%
$5.72	(39.42)	1.66	5 8	1.66	5 8	(1.54)	(1.54)	$558,093	59%
$12.55	38.81	1.63	[5]	1.63	[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%

$6.07	6.12	1.59	5 8	1.59	5 8	(1.39)	(1.39)	$74,849	57%
$5.72	(39.40)	1.59	5 8	1.59	5 8	(1.47)	(1.47)	$76,558	59%
$12.55	38.96	1.56	[5]	1.56	[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$2.97	6.45	1.73	5 8	1.73	5 8	(0.82)	(0.82)	$234,553	59%
$2.79	(32.47)	1.70	5 8	1.70	5 8	(1.13)	(1.13)	$249,290	50%
$5.10	58.11	1.66	[5]	1.66	[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%

$2.99	6.41	1.61	5 8	1.65	5 8	(0.69)	(0.74)	$42,440	59%
$2.81	(32.31)	1.60	5 8	1.63	5 8	(1.03)	(1.06)	$42,952	50%
$5.12	58.25	1.60	[5]	1.61	[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/23	$29.19	(0.38)	3.48	3.10	—	[4]	—	—	—
Year ended 9/30/22	$62.46	(0.46)	(21.99)	(22.45)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/23	$29.70	(0.28)	3.46	3.18	—	[4]	—	—	—
Year ended 9/30/22	$63.29	(0.42)	(22.35)	(22.77)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Small Cap Value Fund — Investor Class
Year ended 9/30/23	$7.49	(0.02)	1.86	1.84	—	[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.68	— [4]	(2.38)	(2.38)	—	[4]	— [4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Small Cap Value Fund — Institutional Class
Year ended 9/30/23	$7.56	—	1.87	1.87	—	[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.78	0.01	(2.41)	(2.40)	—	[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	— [4]	3.73	3.73	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Ultra Growth Fund — Investor Class
Year ended 9/30/23	$26.29	(0.38)	0.63	0.25	—	[4]	—	—	—
Year ended 9/30/22	$50.98	(0.43)	(18.93)	(19.36)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01		—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Ultra Growth Fund — Institutional Class
Year ended 9/30/23	$26.37	(0.23)	0.53	0.30	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/22	$51.05	(0.34)	(19.01)	(19.35)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01		—	(1.41)	(1.41)
Period ended 9/30/20[11]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Select Fund — Investor Class
Year ended 9/30/23	$9.74	(0.03)	2.36	2.33	—	[4]	—	—	—
Year ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	0.01		—	—	—
U.S. Select Fund — Institutional Class
Year ended 9/30/23	$9.73	(0.03)	2.39	2.36	—	[4]	—	—	—
Year ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	—		—	—	—
U.S. Treasury Fund — Investor Class
Year ended 9/30/23	$12.53	0.34	(1.91)	(1.57)	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/22	$18.10	0.28	(5.57)	(5.29)	0.01		(0.29)	—	(0.29)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01		(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$32.29	10.62	1.15	5 8	1.15	5 8	(0.94)	(0.94)	$837,158	27%
$29.19	(42.42)	1.15	5 8	1.15	5 8	(1.05)	(1.05)	$848,033	32%
$62.46	42.49	1.12	[5]	1.12	[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%

$32.88	10.71	1.06	5 8	1.07	5 8	(0.85)	(0.85)	$1,261,857	27%
$29.70	(42.35)	1.05	5 8	1.06	5 8	(0.94)	(0.95)	$1,138,901	32%
$63.29	42.62	1.05	[5]	1.06	[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%

$9.14	24.90	1.18	6 7	1.18	6 7	(0.15)	(0.15)	$537,439	61%
$7.49	(24.18)	1.16	5 8	1.16	5 8	0.04	0.04	$570,201	61%
$10.68	52.79	1.16	[5]	1.16	[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%

$9.24	25.07	1.07	6 7	1.07	6 7	(0.06)	(0.06)	$695,586	61%
$7.56	(24.15)	1.05	5 8	1.06	5 8	0.14	0.14	$663,167	61%
$10.78	52.91	1.05	[5]	1.06	[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%

$26.54	0.95	1.23	5 8	1.23	5 8	(0.96)	(0.96)	$800,490	25%
$26.29	(41.70)	1.18	5 8	1.18	5 8	(1.00)	(1.00)	$984,853	34%
$50.98	32.78	1.16	[5]	1.16	[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%

$26.63	1.13	1.06	5 8	1.08	5 8	(0.79)	(0.81)	$378,127	25%
$26.37	(41.62)	1.05	5 8	1.06	5 8	(0.87)	(0.88)	$389,020	34%
$51.05	32.89	1.05	[5]	1.06	[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$12.07	23.92	1.02	6 7	4.56	6 7	(0.53)	(4.07)	$4,352	31%
$9.74	(2.60)	1.01	6 7	11.81	6 7	(0.59)	(11.39)	$1,779	4%

$12.09	24.25	0.87	6 7	2.46	6 7	(0.38)	(1.98)	$8,118	31%
$9.73	(2.70)	0.86	6 7	10.54	6 7	(0.43)	(10.11)	$3,566	4%

$10.63	(12.82)	0.70	5 8	0.70	5 8	2.67	2.67	$237,186	13%
$12.53	(29.44)	0.67	5 8	0.67	5 8	1.70	1.70	$287,523	47%
$18.10	(12.74)	0.66	[5]	0.66	[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%

Wasatch Funds	SEPTEMBER 30, 2023

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expenses of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement reduced the Net Realized and Unrealized Losses on Investments by $0.24 per share.

[10]	Fund inception date was October 1, 2019.

[11]	Institutional Class inception date was January 31, 2020.

[12]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[13]	Fund inception date was November 30, 2020.

[14]	Fund inception date was October 1, 2021.

[15]	Fund inception date was June 13, 2022.

[16]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement increased the total return by 3.54%.

[17]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements(%)[2]	Expenses Before Waivers and Reimbursements(%)[2]
Long/Short Alpha Fund — Investor Class
Year ended 9/30/23	1.76	1.93
Year ended 9/30/22	1.75	2.48

Long/Short Alpha Fund — Institutional Class
Year ended 9/30/23	1.50	1.87
Year ended 9/30/22	1.50	2.40

[18]	Includes interest expense and extraordinary expenses. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements(%)[2]	Expenses Before Waivers and Reimbursements(%)[2]
Greater China Fund — Investor Class
Year ended 9/30/22	1.51	3.46

Greater China Fund — Institutional Class
Year ended 9/30/22	1.26	2.51

Wasatch Funds	SEPTEMBER 30, 2023

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each classified as a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund and U.S. Select Fund are each classified as a non-diversified fund. Each Fund maintains its own investment objective(s). The investment objective(s) adopted by each Fund are included in each Fund’s summary description in the Funds’ Statutory Prospectus and each Fund’s Summary Prospectus.

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 19 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012; Emerging Markets Select Fund, which commenced operations on December 13, 2012; Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016; Global Select Fund and International Select Fund, which commenced operations on October 1, 2019; Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020; Greater China Fund, which commenced operations on November 30, 2020; Long/Short Alpha Fund, which commenced operations on October 1, 2021; and U.S. Select Fund, which commenced operations on June 13, 2022. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors LP, d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, Inter

national Opportunities, International Select, Long/Short

Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Select Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2023. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds are investment companies and accordingly they follow the investment company accounting and reporting guidance in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial reporting purposes, estimates on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates Wasatch utilizes a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial reporting process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to

Wasatch Funds

Notes to Financial Statements (continued)

each Fund and therefore are charged accordingly. Expenses not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds (the Long/Short Alpha Fund in particular) may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or

SEPTEMBER 30, 2023

loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transactions during the fiscal year ended September 30, 2023.

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2023 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$1,001,290,698	$126,308,270	$139,281,218	$74,525,827	$10,248,031
Sales	996,559,790	169,422,388	59,064,907	157,736,937	19,760,832

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Purchases	$53,850,229	$3,379,952	$68,752,505	$3,033,692	$170,156,454
Sales	57,139,338	3,836,966	59,571,272	3,024,349	362,980,659

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$69,451,421	$1,126,278	$32,620,030	$351,858,416	$171,750,688
Sales	221,767,387	3,200,172	24,635,348	462,357,892	200,479,210

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund
Purchases	$573,469,126	$803,130,567	$341,384,454	$8,435,020
Sales	727,519,653	1,096,770,569	562,943,938	2,786,413

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $35,611,413 and $44,465,645, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is the Funds’ policy to qualify as regulated investment companies and distribute substantially all of their taxable income to shareholders. The Funds’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return.

Management has analyzed the Funds’ tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements.

As of September 30, 2023, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$2,435,148,782	$343,317,822	$512,527,583	$249,253,978	$30,652,799

Gross appreciation	$983,942,577	$190,738,339	$38,639,404	$127,635,458	$8,758,901
Gross (depreciation)	(232,690,303)	(8,620,211)	(102,925,205)	(27,696,720)	(3,839,950)

Net appreciation (depreciation)	$751,252,274	$182,118,128	$(64,285,801)	$99,938,738	$4,918,951

Wasatch Funds

Notes to Financial Statements (continued)

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Cost	$148,869,333	$14,381,883	$127,649,776	$6,453,113	$373,396,928

Gross appreciation	$49,554,717	$2,366,587	$19,142,604	$37,434	$119,951,487
Gross (depreciation)	(16,103,328)	(2,208,708)	(6,837,011)	(2,531,219)	(40,413,762)

Net appreciation (depreciation)	$33,451,389	$157,879	$12,305,593	$(2,493,785)	$79,537,725

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Cost	$248,928,276	$4,020,404	$38,704,697	$571,634,331	$224,564,254

Gross appreciation	$79,250,987	$470,767	$3,274,240	$110,279,439	$61,184,408
Gross (depreciation)	(48,452,990)	(539,203)	(3,459,310)	(115,711,428)	(19,388,778)

Net appreciation (depreciation)	$30,797,997	$(68,436)	$(185,070)	$(5,431,989)	$41,795,630

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Cost	$1,737,067,336	$982,685,764	$1,210,390,717	$11,491,612	$360,237,483

Gross appreciation	$649,812,165	$299,920,100	$307,863,189	$1,232,719	$—
Gross (depreciation)	(324,354,481)	(75,047,635)	(338,356,067)	(475,630)	(126,344,514)

Net appreciation (depreciation)	$325,457,684	$224,872,465	$(30,492,878)	$757,089	$(126,344,514)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs) and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2023 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Undistributed capital gains	$—	$24,135,461	$—	$—	$—	$—

Accumulated earnings	—	24,135,461	—	—	—	—
Accumulated capital and other losses	(43,280,772)	(4,998,944)	(49,348,674)	(4,429,060)	(103,679,322)	(2,194,759)
Other undistributed ordinary losses	—	(15,536)	(26,299)	—	(17,612)	(117)
Net unrealized appreciation (depreciation)	751,252,274	167,103,455	(65,330,361)	96,846,456	4,714,234	32,685,270

Total accumulated earnings (accumulated losses)	$707,971,502	$186,224,436	$(114,705,334)	$92,417,396	$(98,982,700)	$30,490,394

	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Undistributed ordinary income	$—	$379,739	$10,156	$—	$—	$—

Accumulated earnings	—	379,739	10,156	—	—	—
Accumulated capital and other losses	(1,620,015)	(159,427,297)	(4,087,061)	(960,145)	(39,061,328)	(1,008,515)
Net unrealized appreciation (depreciation)	125,474	12,282,873	(2,493,794)	78,118,606	29,611,953	(68,535)

Total accumulated earnings (accumulated losses)	$(1,494,541)	$(146,764,685)	$(6,570,699)	$77,158,461	$(9,449,375)	$(1,077,050)

SEPTEMBER 30, 2023

	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Undistributed capital gains	$—	$—	$—	$—	$41,093,945	$—

Accumulated earnings	—	—	—	—	41,093,945	—
Accumulated capital and other losses	(304,167)	(130,201,094)	(45,350,334)	(275,094,759)	(163,784)	(126,167,699)
Net unrealized appreciation (depreciation)	2,877,445	(5,431,990)	41,794,567	325,457,687	224,872,465	(30,492,877)

Total accumulated earnings (accumulated losses)	$2,573,278	$(135,633,084)	$(3,555,767)	$50,362,928	$265,802,626	$(156,660,576)

	U.S. Select Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$170,269

Accumulated earnings	—	170,269
Accumulated capital and other losses	(78,351)	(78,516,420)
Other undistributed ordinary losses	—	(116,831)
Net unrealized appreciation (depreciation)	757,088	(126,344,514)

Total (accumulated losses)	$678,737	$(204,807,496)

Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from ordinary income and realized capital gains for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to passive foreign investment company shares, foreign capital gains taxes, foreign currency transactions, corporate actions, wash sales and investments in REITs. These reclassifications have no effect on net assets or net asset value per share.

The Funds are permitted to carry forward capital losses for an unlimited period. The losses that are carried forward retain their character as either short-term or long-term capital losses.

Capital loss carryforwards as of September 30, 2023 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Core Growth Fund	$32,334,969	$—
Emerging Markets Select Fund	45,411,144	3,923,721
Emerging Markets Small Cap Fund	1,490,760	—
Frontier Emerging Small Countries Fund	96,160,025	7,354,242
Global Opportunities Fund	917,211	—
Global Select Fund	1,458,136	123,160
Global Value Fund*	23,782,581	135,644,716
Greater China Fund	2,780,306	1,306,755
International Growth Fund	960,145	—
International Opportunities Fund	37,354,855	—
International Select Fund	501,571	501,829
Long/Short Alpha Fund	—	87,209
Micro Cap Fund	123,569,394	—
Micro Cap Value Fund	39,391,606	4,160,249
Small Cap Growth Fund	149,544,835	111,547,750
Ultra Growth Fund	116,902,186	—
U.S. Select Fund	45,685	—
U.S. Treasury Fund	20,196,523	58,319,897

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Wasatch Funds

Notes to Financial Statements (continued)

During the tax year ended September 30, 2023, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Global Value Fund	$875,460

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$(10,945,803)
Emerging India Fund	—	(4,998,944)
Emerging Markets Select Fund	—	(13,809)
Emerging Markets Small Cap Fund	—	(2,938,300)
Frontier Emerging Small Countries Fund	—	(165,055)
Global Opportunities Fund	—	(1,277,548)
Global Select Fund	—	(38,719)
International Opportunities Fund	—	(1,706,473)
International Select Fund	—	(5,115)
Long/Short Alpha Fund	—	(216,958)
Micro Cap Fund	—	(6,631,700)
Micro Cap Value Fund	—	(1,798,479)
Small Cap Growth Fund	—	(14,002,174)
Small Cap Value Fund	—	(163,784)
Ultra Growth Fund	—	(9,265,513)
U.S. Select Fund	—	(32,666)

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

2023	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	$—
Capital Gains	18,812,947	5,672,410	—	11,198,625	—

Total	$18,812,947	$5,672,410	$—	$11,198,625	$—

2023	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Ordinary Income	$—	$—	$4,022,313	$324,168	$—
Capital Gains	3,725,746	—	8,029,844	—	—

Total	$3,725,746	$—	$12,052,157	$324,168	$—

2023	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Ordinary Income	$—	$—	$24,018	$—	$—
Capital Gains	—	—	—	—	—

Total	$—	$—	$24,018	$—	$—

2023	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$556,115	$—	$7,520,379
Capital Gains	—	31,073,891	—	—	—

Total	$—	$31,073,891	$556,115	$—	$7,520,379

SEPTEMBER 30, 2023

The tax character of distribution paid during the year ended September 30, 2022 was as follows:

2022	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$54,338,675	$—	$—	$1,341,382	$520,114
Capital Gains	556,536,913	27,428,712	1,628,008	38,285,535	—

Total	$610,875,588	$27,428,712	$1,628,008	$39,626,917	$520,114

2022	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Ordinary Income	$—	$589,852	$6,296,926	$—	$—
Capital Gains	20,801,935	1,627,167	938,921	—	115,269,077

Total	$20,801,935	$2,217,019	$7,235,847	$—	$115,269,077

2022	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Ordinary Income	$—	$—	$—	$103,250,262	$25,989,892
Capital Gains	96,496,159	—	—	195,974,009	59,641,150

Total	$96,496,159	$—	$—	$299,224,271	$85,631,042

2022	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Ordinary Income	$16,453,548	$6,291,559	$96,277,696	$—	$6,840,922
Capital Gains	606,580,925	122,762,260	209,132,698	—	—

Total	$623,034,473	$129,053,819	$305,410,394	$—	$6,840,922

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and rates. Several Wasatch Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income in the Statements of Operations and any related receivable, if any, is reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

In the event that EU reclaims received by the Funds during the fiscal year exceed foreign withholding taxes paid, and the Funds had previously passed foreign tax credits on to their shareholders, the Funds may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Funds’ shareholders.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse the Investor Class shares and the Institutional Class shares of certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2024. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2024). A Fund may only make a repayment to

Wasatch Funds

Notes to Financial Statements (continued)

the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2024. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the year ended September 30, 2023 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2024	$—
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2024	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2024	—
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2024	—
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2024	74,937
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2024	24,184
Global Select Fund	0.85%	1.35%	0.95%	1/31/2024	130,967
Global Value Fund	0.90%	1.10%	0.95%	1/31/2024	125,427
Greater China Fund	1.00%	1.50%	1.25%	1/31/2024	142,052
International Growth Fund	1.25%	1.75%	1.35%	1/31/2024	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2024	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2024	127,196
Long/Short Alpha Fund	1.25%	1.75%	1.50%	1/31/2024	73,014
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2024	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2024	19,774
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2024	55,580
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2024	2,238
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2024	82,717
U.S. Select Fund	0.75%	1.00%	0.85%	1/31/2024	195,725
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2024	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. The Funds did not execute any trades pursuant to Rule 17a-7 for the year ended September 30, 2023.

Compensation — Beginning in the calendar year of 2022, and unchanged in the calendar year 2023, the Funds’ method of compensating Trustees was to pay each Independent Trustee a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “Base Compensation”). Trustees received an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the Base Compensation and the Chair of a Committee received an additional 15% of the Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $75,000 a year as Chair. The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $45,000 per year as Chair.

Payments by Advisor — During 2022, the Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The impact of the payment is reflected in the Total Return and Realized and Unrealized Gains (Losses) on Investments sections in the Financial Highlights.

Payments by Sub-Advisor — Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington Investment Management Company (“HIMCo”), the Sub-Advisor for the U.S. Treasury Fund, (“HIMCo

SEPTEMBER 30, 2023

Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of orders to purchase or sell securities on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary”— together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2023 up to 0.40% annually) of the average value of the Funds’ Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

10% Shareholders — As of September 30, 2023, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	49.84%
Emerging India Fund	3	68.75%
Emerging Markets Select Fund	4	81.74%
Emerging Markets Small Cap Fund	2	67.92%
Frontier Emerging Small Countries Fund	3	65.93%
Global Opportunities Fund	2	64.91%
Global Select Fund	4	78.51%
Global Value Fund	2	75.51%
Greater China Fund	4	79.34%
International Growth Fund	2	44.46%
International Opportunities Fund	2	40.70%
International Select Fund	3	74.35%
Long/Short Alpha Fund	3	93.95%
Micro Cap Fund	2	44.45%
Micro Cap Value Fund	2	58.87%
Small Cap Growth Fund	3	64.13%
Small Cap Value Fund	3	58.54%
Ultra Growth Fund	2	63.45%
U.S. Select Fund	2	70.14%
U.S. Treasury Fund	4	65.22%

Wasatch Funds

Notes to Financial Statements (continued)

Affiliated Interests — As of September 30, 2023, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	25	2.81%
Emerging India Fund	33	5.31%
Emerging Markets Select Fund	26	3.04%
Emerging Markets Small Cap Fund	19	2.88%
Frontier Emerging Small Countries Fund	15	2.43%
Global Opportunities Fund	18	5.73%
Global Select Fund	21	66.77%
Global Value Fund	13	3.73%
Greater China Fund	15	63.28%
International Growth Fund	18	0.67%
International Opportunities Fund	17	1.97%
International Select Fund	13	60.48%
Long/Short Alpha Fund	17	47.71%
Micro Cap Fund	19	2.00%
Micro Cap Value Fund	20	2.34%
Small Cap Growth Fund	23	1.60%
Small Cap Value Fund	18	1.57%
Ultra Growth Fund	22	1.65%
U.S. Select Fund	14	48.07%
U.S. Treasury Fund	12	1.08%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2023 with an “affiliated company” as so defined:

	Value, Beginning Of the Year	Purchases At Cost	Proceeds From Sales	Value, End Of the Year	Dividends Credited to Income for the Year ended 9/30/2023	Gain (Loss) Realized on Sale of Shares For the Year ended 9/30/2023	Change in Unrealized Appreciation For the Year ended 9/30/2023
Micro Cap Fund
Common Stock
PharmaCielo Ltd.*	$2,546,853	$—	$28,982	$1,150,034	$—	$(289,416)	$(1,078,421)

Micro Cap Value Fund
Common Stock
Gen Restaurant Group, Inc.	$—	$3,287,186	$—	$2,933,280	$—	$—	$(353,906)

Small Cap Growth Fund
Common Stock
Pennant Group, Inc.*	$20,382,041	$—	$20,817,841	$—	$—	$(15,036,554)	$15,472,354
TaskUS, Inc., Class A*	23,923,988	3,174,795	19,361,247	—	—	(50,578,425)	42,840,889
Vintage Wine Estates, Inc. — PIPE Shares	15,235,000	—	3,199,600	1,733,934	—	(21,327,040)	11,025,574
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	13,770,449	—	—	14,925,626	—	—	1,155,177

	$73,311,478	$3,174,795	$43,378,688	$16,659,560	$—	$(86,942,019)	$70,493,994

Ultra Growth Fund
Common Stock
C4 Therapeutics, Inc.	$10,656,944	$4,037,041	$94,629	$5,594,586	$—	$(28,114)	$(8,976,656)
Conformis, Inc.*	2,631,685	—	1,202,907	—	—	(13,249,337)	11,820,559
Exagen, Inc.*	2,625,714	—	417,714	1,994,388	—	(2,480,581)	2,266,969
Sangamo Therapeutics, Inc.	24,303,868	5,114,607	245,487	6,101,595	—	(191,626)	(22,879,767)
Vintage Wine Estates, Inc. — PIPE Shares*	11,654,883	—	1,580,896	1,667,523	—	(11,188,284)	2,781,820
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	11,475,385	—	—	12,438,034	—	—	962,649

	$63,348,479	$9,151,648	$3,541,633	$27,796,126	$—	$(27,137,942)	$(14,024,426)

SEPTEMBER 30, 2023

	Share Activity				Dividends Credited to Income for the Year ended 9/30/2023	Gain (Loss) Realized on Sale of Shares For the Year ended 9/30/2023	Change in Unrealized Appreciation For the Year ended 9/30/2023
	Balance 9/30/2022	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2023
Micro Cap Fund
Common Stock
PharmaCielo Ltd.*	7,995,671	—	185,500	7,810,171	$—	$(289,416)	$(1,078,421)

Micro Cap Value Fund
Common Stock
Gen Restaurant Group, Inc.	—	252,000	—	252,000	$—	$—	$(353,906)

Small Cap Growth Fund
Common Stock
Pennant Group, Inc.*	1,957,929	—	1,957,929	—	$—	$(15,036,554)	$15,472,354
TaskUS, Inc., Class A*	1,485,962	220,546	1,706,508	—	—	(50,578,425)	42,840,889
Vintage Wine Estates, Inc. — PIPE Shares	5,500,000	—	2,452,664	3,047,336	—	(21,327,040)	11,025,574
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	611,205	—	—	611,205	—	—	1,155,177

	9,555,096	220,546	6,117,101	3,658,541	$—	$(86,942,019)	$70,493,994

Ultra Growth Fund
Common Stock
C4 Therapeutics, Inc.	1,215,159	1,805,590	12,907	3,007,842	$—	$(28,114)	$(8,976,656)
Conformis, Inc.*	13,764,042	—	13,764,042	—	—	(13,249,337)	11,820,559
Exagen, Inc.*	968,898	—	154,862	814,036	—	(2,480,581)	2,266,969
Sangamo Therapeutics, Inc.	4,959,973	5,265,425	52,682	10,172,716	—	(191,626)	(22,879,767)
Vintage Wine Estates, Inc. — PIPE Shares*	4,207,539	—	1,276,918	2,930,621	—	(11,188,284)	2,781,820
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	509,338	—	—	509,338	—	—	962,649

	25,624,949	7,071,015	15,261,411	17,434,553	$—	$(27,137,942)	$(14,024,426)

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2023 is included in the Statements of Operations even though the security was not deemed an affiliated company as of the end of the year.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2023, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets
Micro Cap Fund
BriaPro Therapeutics Corp.	Common Stocks	9/5/2023	$29	$24,399	0.00%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	10,000,013	8,292,031	1.42%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	613,226	192,446	0.03%
IM Cannabis Corp., expiring 5/7/2026	Warrants	5/5/2021	616,971	0	0.00%

			$11,230,239	$8,508,876	1.45%

Micro Cap Value Fund
Regenacy Pharmaceuticals LLC	LLC Membership Interest	2/3/2011	$30,001	$505	0.00%
Greenlane Holdings, Inc., expiring 2/24/2026	Warrants	2/22/2021	396,902	0	0.00%

			$426,903	$505	0.00%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$8,994,903	0.43%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	17,999,987	14,925,626	0.71%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	1,411,160	465,281	0.02%

			$27,411,149	$24,385,810	1.16%

Wasatch Funds

Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets
Ultra Growth Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$15,000,004	$12,438,034	1.06%
Esperion Therapeutics, Inc., expiring 9/22/2026	Warrants	12/3/2021	1,074,843	345,918	0.03%

			$16,074,847	$12,783,952	1.09%

10. LINE OF CREDIT

Effective May 10, 2023, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”) that mature on May 10, 2024. The agreements, as amended, had no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the overnight federal-funds rate in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2023, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2023
Core Growth Fund	$14,630,105	28	$53,028	4.66%	$—
Emerging India Fund	1,254,443	12	2,600	6.22%	—
Emerging Markets Small Cap Fund	3,220,157	99	44,274	5.00%	—
Frontier Emerging Small Countries Fund	602,421	11	910	4.94%	—
Global Opportunities Fund	653,537	56	5,317	5.23%	—
Global Select Fund	84,269	21	262	5.34%	10,157
Greater China Fund	249,152	16	651	5.88%	—
International Growth Fund	3,812,778	41	21,322	4.91%	—
International Opportunities Fund	7,778,087	24	31,899	6.15%	—
International Select Fund	515,053	19	1,608	5.91%	53,371
Micro Cap Fund	2,923,831	14	5,823	5.12%	—
Micro Cap Value Fund	112,178	1	17	5.58%	—
Small Cap Growth Fund	6,938,874	14	13,611	5.04%	—
Small Cap Value Fund	45,663,536	13	102,508	6.22%	—
Ultra Growth Fund	2,160,753	22	7,392	5.60%	—
U.S. Select Fund	310,144	14	627	5.20%	—
U.S. Treasury Fund	286,581	1	44	5.58%	—

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Additional Market Disruption Risk — In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom (“U.K.”), and the EU, issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on

SEPTEMBER 30, 2023

doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the EU to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; may result in a decline in the value and liquidity of Russian securities; may result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; may weaken the value of the ruble; downgrade Russia’s credit rating; may freeze Russian securities and/or funds invested in prohibited assets and may impair the ability to trade in Russian securities and/or other assets; and may have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests and curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the world (including Europe and the United States); companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets relating to securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the world, which may negatively impact such countries and the companies in which the Funds invest. Accordingly, there may be heightened risk of cyberattacks which result in, among other things, disruptions in the functioning and operations of industries or companies around the world, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Funds’ performance and the value of an investment in the Funds, particularly with respect to Russian exposure.

Shareholder Concentration Risk — A significant portion of the net assets of several Wasatch Funds are owned by a group of investors advised by a common investment advisor or have a significant portion of net assets in relatively few related accounts. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase, and performance may be materially affected.

Global Pandemic Risk — The value of a Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health-care service preparation and delivery; quarantines, and general concern and uncertainty that have negatively affected the economic environment. These impacts also have caused significant market volatility and disruption, which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health-care systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in a Fund.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an

Wasatch Funds

Notes to Financial Statements (continued)

adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Indian Market and India Region Risk — The Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Select Fund, the International Growth Fund, and the International Opportunities Fund may invest a significant amount of their assets in the securities of companies tied economically to India (the “India region”). Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities markets in the India region are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required and shortages of vault capacity and trained personnel has existed among qualified custodial banks in the India region. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receiving dividends. If a market’s trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired. A Fund’s ability to buy or sell India region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In previous years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions, including economic and tax reforms, can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Further, any actions or other factors that may impede the flow of foreign capital to India may also inhibit its growth. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. In addition, large portions of many Indian companies remain in the hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a Fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Greater China Region Risk — The Greater China Fund is subject to additional risks associated with its investments in the Greater China Region. The Greater China Region includes The People’s Republic of China (“PRC” or “China”), Hong Kong, and Taiwan. The other Equity Funds may also invest in countries in the Asia region, including China, Hong Kong, and Taiwan, and therefore may also be subject to the risks of investing in such countries. China may be subject to considerable degrees of economic, political or social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese governmental actions can have a significant effect on economic conditions in China, Hong Kong, and Taiwan or on a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic reform programs adversely affecting industries and companies in China.

Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and business structure.

SEPTEMBER 30, 2023

The Chinese economy has grown rapidly in recent years and there is no assurance that this growth rate will be maintained. China’s economy may experience a significant slowdown, an economic recession or periods of substantial inflation which may have a negative effect on its securities market. China’s economy, particularly its export-oriented industries, may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as a reduction in spending on Chinese products and services, a downturn in the economies of China’s key trading partners, and the imposition of trading, restrictions, tariffs or other protectionist trade policies.

The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative repercussions for global markets and other nations closely affiliated with those countries. The current political climate has intensified concerns about the ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may significantly reduce international trade, substantially reduce the price of goods, cause an oversupply of certain manufactured goods and trigger the possible failure of individual companies and/or large segments of China’s export industry which could have a negative impact on a Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory action such as the seizure of assets. Further, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China. Any of these actions could severely impair a Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets and income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs or escalating actions may be imposed in the future.

In addition, on June 3, 2021, President Biden signed an executive order which, in general terms, prohibits U.S. persons from purchasing or selling publicly traded securities or derivatives of such securities in certain companies with ties to China’s military and related materials sector or surveillance technology industry as listed in the order or as determined by the U.S. Secretary of the Treasury (hereafter, “Chinese Military-Industrial Complex Companies” or “CMICs”). The list of CMICs is subject to change from time to time, which could prevent a Fund from acquiring securities previously deemed suitable investments or result in a forced sale of securities in the portfolio at an inopportune time or price which may result in losses to the Fund. Such government prohibitions may affect the value of the securities held in the portfolio directly or indirectly as well as negatively impact the market for other China-based issuers resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as a result of trade tensions between the U.S. and China.

On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs and actions will be taken.

Further, China’s domestically oriented industries may be particularly sensitive and adversely affected by changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limitations or prohibitions on investors (including foreign institutional investors) with regard to selling holdings in Chinese companies, limitations or prohibitions on foreign ownership in certain industries or the repatriation of assets by foreign investors under certain circumstances or similar actions.

Certain securities issued by companies located or operating in China, such as China A-Shares described in the following pages, are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in the Chinese securities markets and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities markets have experienced considerable volatility, and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contribute to uncertainty in the markets, reduce the liquidity of securities subject to a

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trading halt or suspension and lead to greater market execution and valuation risks. Such actions could adversely impact a Fund’s ability to achieve its investment objective(s), and to trade China shares during such periods and could result in the Fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. The Chinese markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability. Under current rules of the PRC, there is a limit as to how many shares a single foreign investor is permitted to hold in a PRC-listed company and a limit as to the maximum combined holdings of all foreign investors in a PRC-listed company. As a result, a Fund may have to sell securities at an inopportune time or price, may not be able to execute its investment strategy, and its performance may be hindered.

Additional risks of loss from investing in China include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation (the confiscation of assets and property), confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts, and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting and accounting fraud and other corporate misconduct. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies.

Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a Fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of China, Hong Kong, and Taiwan (the Greater China Region), which in turn could adversely affect a Fund’s investments. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and a Fund’s investments. Further, China’s strained relationships with certain ethnic groups in China, including Tibetans and Uighurs, have been marked with protests and violence and may adversely affect the Chinese economy.

Risks of Investing in Chinese Securities. The Greater China Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China A-Shares through the Stock Connect Programs—the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, China H-Shares and China B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs), and Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below)—and investing in these markets and vehicles is therefore considered a principal risk of the Fund. Other Equity Funds may also invest in Asian countries, including China. Such Equity Funds may also invest in Chinese securities, including China A-Shares, and incur Chinese securities risk.

China A-Shares are the stock shares of mainland China- based companies that trade on the two Chinese stock exchanges, the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Prices on these exchanges are quoted in renminbi. The Stock Connect Programs (mentioned above) are securities trading and clearing links programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. The Stock Connect Programs were developed by The Stock Exchange of Hong Kong Limited (SEHK), the Hong Kong Exchanges and Clearing Limited, the SSE (in the case of the Shanghai Connect) or the SZSE (in the case of the Shenzhen Connect), and the China Securities Depository and Clearing Corporation (CSDC). Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to a Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. China A-Shares markets have a higher propensity for trading suspensions than many other global equity markets. As a result of differing legal standards, a Fund also faces the risk of being unable to enforce its rights with respect to its China A-Shares holdings. Trading through the Stock Connect Programs is currently subject to a daily quota, which limits the maximum net purchases under the Stock Connect Programs each day and, as such, buy orders for China A-Shares would be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-Shares regardless of the daily quota). The daily quota may restrict a Fund’s ability to invest in China A-Shares through Stock Connect Programs on a timely basis and

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could affect the Fund’s ability to effectively pursue its investment strategy. Further, the Stock Connect Programs, which rely on the connectivity of the Shanghai or Shenzhen markets with the Hong Kong market, are subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, a Fund’s ability to trade in China A-Shares will be impacted which may affect the Fund’s performance.

Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares though the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the Stock Connect Programs are not trading. Further, if one or both of the Chinese markets and the Hong Kong market are closed on a U.S. trading day, a Fund may not be able to acquire or dispose of China A-Shares in a timely manner.

The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current regulations or new regulations that may be adopted will be applied or interpreted in connection with the operations, legal enforcement and cross-border trades under the Stock Connect Programs. In addition, there can be no assurance that the Stock Connect Programs will be continued. A Fund may be adversely affected as a result of such changes. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through the Stock Connect Programs. These fees, costs and taxes may be higher than those imposed on other Chinese securities providing similar investment exposure.

In addition to the China A-Shares, a Fund may also invest in other classes of shares, including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Shares counterparts. These classes of shares are subject to the political and economic policies of China.

An Equity Fund may also invest its assets in securities of VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S.

persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure.

VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action affecting VIEs, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which a Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a Fund to transact in such securities and may increase the costs of a Fund if it is required to seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining infor-

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Notes to Financial Statements (continued)

mation necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Japan Risk — The Global Opportunities Fund, the Global Select Fund, the International Growth Fund, the International Opportunities Fund, and the International Select Fund invest a significant amount of their assets in securities of companies economically tied to Japan. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and, adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationships with neighboring countries). In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis which could negatively affect a Fund.

Europe and U.K. Risk — The Global Opportunities Fund, the Global Select Fund, the Global Value Fund, the International Fund , the International Opportunities Fund, the International Select Fund, and the Micro Cap Value Fund may invest a significant portion of their assets in securities issued by companies in developed markets, including European countries and the U.K.

Many countries in Europe are member states of the EU and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change, and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European countries.

In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the U.K. and EU entered a trade agreement formally effective on May 1, 2021, but certain post-EU arrangements remain unresolved and subject to further negotiation and agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU that resulted from the U.K.’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes for the U.K., EU, and elsewhere cannot be fully known.

As the process unfolds, Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest

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rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the U.K. and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries and certain sectors within such countries. The United States and other European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest. Additionally, increasing commodity prices and rising inflation levels prompted the U.K. government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods.

Asia Region Risk — The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities and International Select Funds may invest a significant portion of their assets in the securities of companies tied economically to markets in the Asia region, including, among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, Philippines, Singapore, Taiwan, Thailand and Vietnam. The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, international relations with other nations, natural disasters, corruption, civil unrest and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addi-

tion, China’s long running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The governments in many countries have exercised and continue to exercise significant influence over many aspects of the economy, and their actions may significantly impact their economies, sectors, industries and/or companies within the market which may impact the securities held by a Fund. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, the imposition of tariffs and other protectionist trade policies and other similar actions, as well as increased tensions with other nations.

In addition, the Asian region is comprised of countries in all stages of economic development. Some of which may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, underdeveloped financial sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the risk to foreigners that invest in such countries will be magnified and include the risks of emerging or frontier markets such as, increased political and social instability; highly volatile, less mature and less liquid securities markets; less corporate governance standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high taxation; less developed or diverse economies and other political, economic or social developments.

With respect to China, the Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of

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Notes to Financial Statements (continued)

currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S., as well as its dependence on the economies of other Asian countries, many of which are developing countries. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. Certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations and less market liquidity.

Sector and Industry Weightings Risk — The Equity Funds may invest a large percentage of their assets in a few sectors or industries within a particular sector. A Fund’s investment in a particular sector will fluctuate over time based on the investment opportunities identified by the Advisor. The risks associated with investing in various sectors and industries are considered principal risks of these Funds. These sectors include communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect a single sector. If an Equity Fund invests in only a few sectors, it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have correspondingly adverse effects on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent an Equity Fund has substantial holdings within a particular sector or industry therein, the risks to the Fund associated with the sector or industry increase.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated Wasatch Global Investors as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. Wasatch Global Investors may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants

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are valued using a commercial pricing service at the official close price or last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no official close or sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data (including market research publications). Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data (including market research publications), new issue data, monthly payment information, and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data (including market research publications). Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities,

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these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days when the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
Core Growth Fund
Assets
Common Stocks		$3,185,418,256	$—	$—	$3,185,418,256
Warrants		—	—	982,800	982,800

		$3,185,418,256	$—	$982,800	$3,186,401,056

Emerging India Fund
Assets
Common Stocks
	Apparel Retail	$—	$33,411,685	$—	$33,411,685
	Apparel, Accessories & Luxury Goods	—	8,350,803	—	8,350,803
	Automotive Parts & Equipment	—	7,441,020	—	7,441,020
	Commercial & Residential Mortgage Finance	—	11,746,977	—	11,746,977
	Commodity Chemicals	10,349,547	14,666,344	—	25,015,891
	Construction Machinery & Heavy Transportation Equipment	—	4,883,976	—	4,883,976
	Consumer Finance	—	72,578,113	—	72,578,113
	Diversified Banks	—	54,773,687	—	54,773,687
	Diversified Chemicals	—	4,407,532	—	4,407,532
	Food Retail	—	18,606,199	—	18,606,199
	Health Care Facilities	—	10,763,098	—	10,763,098
	Health Care Services	21,585,098	25,198,921	—	46,784,019
	Heavy Electrical Equipment	—	2,620,373	—	2,620,373
	Industrial Machinery & Supplies & Components	—	47,709,429	—	47,709,429
	Interactive Media & Services	—	12,400,223	—	12,400,223
	IT Consulting & Other Services	—	47,086,362	—	47,086,362
	Life Sciences Tools & Services	—	29,630,378	—	29,630,378
	Metal, Glass & Plastic Containers	—	2,801,661	—	2,801,661
	Property & Casualty Insurance	—	4,902,380	—	4,902,380
	Regional Banks	—	37,757,154	—	37,757,154
	Research & Consulting Services	—	17,723,346	—	17,723,346
	Specialty Chemicals	—	17,273,711	—	17,273,711
	Systems Software	—	5,546,546	—	5,546,546
	Other	1,221,387	—	—	1,221,387

		$33,156,032	$492,279,918	$—	$525,435,950

SEPTEMBER 30, 2023

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
Emerging Markets Select Fund
Assets
Common Stocks
	Apparel Retail	$—	$7,074,487	$—	$7,074,487
	Apparel, Accessories & Luxury Goods	—	6,460,453	—	6,460,453
	Broadline Retail	37,006,881	6,544,063	—	43,550,944
	Consumer Finance	—	41,931,862	—	41,931,862
	Diversified Banks	29,838,760	27,352,913	—	57,191,673
	Diversified Chemicals	—	4,329,779	—	4,329,779
	Electrical Components & Equipment	18,951,289	22,051,049	—	41,002,338
	Health Care Facilities	—	3,789,050	—	3,789,050
	Health Care Services	—	8,625,342	—	8,625,342
	Hotels, Resorts & Cruise Lines	—	3,478,261	—	3,478,261
	Industrial Machinery & Supplies & Components	—	12,550,066	—	12,550,066
	Interactive Media & Services	—	8,528,065	—	8,528,065
	Life Sciences Tools & Services	—	19,299,435	—	19,299,435
	Regional Banks	—	17,852,373	—	17,852,373
	Restaurants	—	7,259,809	—	7,259,809
	Semiconductor Materials & Equipment	—	19,267,986	—	19,267,986
	Semiconductors	—	37,113,015	—	37,113,015
	Specialized Finance	—	12,634,326	—	12,634,326
	Specialty Chemicals	—	10,649,001	—	10,649,001
	Systems Software	—	912,897	—	912,897
	Other	84,740,620	—	—	84,740,620

		$170,537,550	$277,704,232	$—	$448,241,782

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Apparel Retail	$—	$12,234,640	$—	$12,234,640
	Application Software	—	4,612,085	—	4,612,085
	Asset Management & Custody Banks	—	1,789,563	—	1,789,563
	Broadline Retail	—	5,404,503	—	5,404,503
	Commercial & Residential Mortgage Finance	—	10,655,828	—	10,655,828
	Commodity Chemicals	777,526	3,881,166	—	4,658,692
	Communications Equipment	—	8,208,063	—	8,208,063
	Construction Machinery & Heavy Transportation Equipment	—	3,435,038	—	3,435,038
	Consumer Finance	—	3,965,260	—	3,965,260
	Diversified Support Services	—	4,693,143	—	4,693,143
	Electrical Components & Equipment	—	19,495,036	—	19,495,036
	Electronic Components	—	4,621,043	—	4,621,043
	Electronic Equipment & Instruments	—	9,830,311	—	9,830,311
	Health Care Services	—	9,604,240	—	9,604,240
	Heavy Electrical Equipment	—	2,340,732	—	2,340,732
	Hotels, Resorts & Cruise Lines	—	5,484,091	—	5,484,091
	Industrial Machinery & Supplies & Components	—	13,844,096	—	13,844,096
	Interactive Media & Services	8,128,343	2,894,011	—	11,022,354
	IT Consulting & Other Services	18,988,060	21,287,727	—	40,275,787
	Metal, Glass & Plastic Containers	—	1,807,056	—	1,807,056
	Movies & Entertainment	—	1,705,324	—	1,705,324
	Oil & Gas Refining & Marketing	—	5,542,571	—	5,542,571
	Personal Care Products	—	4,615,612	—	4,615,612
	Regional Banks	5,161,666	22,014,694	—	27,176,360
	Research & Consulting Services	—	12,824,249	—	12,824,249
	Semiconductor Materials & Equipment	—	8,061,914	—	8,061,914
	Semiconductors	—	30,721,633	—	30,721,633
	Specialized Finance	—	4,324,293	—	4,324,293
	Other	76,239,199	—	—	76,239,199

		$109,294,794	$239,897,922	$—	$349,192,716

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Application Software	$—	$329,216	$—	$329,216
	Asset Management & Custody Banks	—	1,483,518	—	1,483,518
	Consumer Finance	—	4,815,189	—	4,815,189
	Diversified Banks	3,096,497	2,847,410	—	5,943,907
	Diversified Support Services	—	378,999	—	378,999
	Food Retail	—	173,596	—	173,596
	Health Care Facilities	176,273	88,235	—	264,508
	IT Consulting & Other Services	1,574,886	3,794,507	—	5,369,393
	Oil & Gas Refining & Marketing	—	1,039,650	—	1,039,650
	Research & Consulting Services	—	635,582	—	635,582
	Semiconductors	—	492,899	—	492,899
	Other	14,645,293	—	—	14,645,293

		$19,492,949	$16,078,801	$—	$35,571,750

Global Opportunities Fund
Assets
Common Stocks
	Application Software	$7,651,848	$3,571,150	$—	$11,222,998
	Asset Management & Custody Banks	3,705,146	1,123,540	—	4,828,686
	Commercial & Residential Mortgage Finance	—	2,378,009	—	2,378,009
	Diversified Real Estate Activities	—	865,853	—	865,853
	Drug Retail	—	2,351,517	—	2,351,517
	Electrical Components & Equipment	—	4,279,361	—	4,279,361
	Health Care Equipment	3,714,417	981,563	—	4,695,980
	Health Care Facilities	6,454,267	964,429	—	7,418,696
	Health Care Services	—	2,617,636	—	2,617,636
	Health Care Technology	—	3,099,659	—	3,099,659
	Human Resource & Employment Services	2,641,010	2,517,620	—	5,158,630
	IT Consulting & Other Services	9,219,345	6,476,798	—	15,696,143
	Regional Banks	4,073,029	8,553,779	—	12,626,808
	Research & Consulting Services	—	9,217,590	—	9,217,590
	Semiconductors	3,061,212	6,351,721	—	9,412,933
	Systems Software	3,539,889	2,044,560	—	5,584,449
	Trading Companies & Distributors	—	4,843,502	—	4,843,502
	Transaction & Payment Processing Services	—	2,237,107	—	2,237,107
	Other	73,785,165	—	—	73,785,165

		$117,845,328	$64,475,394	$—	$182,320,722

Global Select Fund
Assets
Common Stocks
	Application Software	$1,826,460	$612,007	$—	$2,438,467
	Building Products	379,394	414,494	—	793,888
	Consumer Finance	—	707,803	—	707,803
	Diversified Banks	—	523,091	—	523,091
	Drug Retail	—	428,993	—	428,993
	Health Care Equipment	—	254,429	—	254,429
	Health Care Supplies	—	245,072	—	245,072
	Health Care Technology	—	297,451	—	297,451
	Hotels, Resorts & Cruise Lines	—	466,731	—	466,731
	Research & Consulting Services	—	572,486	—	572,486
	Semiconductor Materials & Equipment	—	264,371	—	264,371
	Semiconductors	339,108	165,112	—	504,220
	Specialized Finance	—	223,947	—	223,947
	Transaction & Payment Processing Services	134,373	171,221	—	305,594
	Other	6,513,219	—	—	6,513,219

		$9,192,554	$5,347,208	$—	$14,539,762

SEPTEMBER 30, 2023

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
Global Value Fund
Assets
Common Stocks
	Aerospace & Defense	$—	$2,916,442	$—	$2,916,442
	Diversified Banks	12,349,095	4,561,354	—	16,910,449
	Diversified Metals & Mining	—	3,146,170	—	3,146,170
	Electronic Manufacturing Services	—	3,142,654	—	3,142,654
	Food Retail	—	7,198,078	—	7,198,078
	Industrial REITs	—	3,136,464	—	3,136,464
	Integrated Oil & Gas	4,229,951	7,692,670	—	11,922,621
	Integrated Telecommunication Services	6,485,320	2,908,881	—	9,394,201
	Multi-Line Insurance	—	3,174,568	—	3,174,568
	Pharmaceuticals	16,287,606	8,919,460	—	25,207,066
	Reinsurance	—	5,062,883	—	5,062,883
	Technology Hardware, Storage & Peripherals	—	2,022,164	—	2,022,164
	Tobacco	—	5,811,459	—	5,811,459
	Other	40,910,150	—	—	40,910,150

		$80,262,122	$59,693,247	$—	$139,955,369

Greater China Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$69,420	$—	$69,420
	Application Software	—	93,094	—	93,094
	Construction Materials	—	43,412	—	43,412
	Distillers & Vintners	—	320,181	—	320,181
	Diversified Banks	—	47,743	—	47,743
	Drug Retail	—	152,191	—	152,191
	Electrical Components & Equipment	—	140,781	—	140,781
	Electronic Components	—	185,973	—	185,973
	Health Care Equipment	—	152,348	—	152,348
	Hotels, Resorts & Cruise Lines	—	239,094	—	239,094
	Industrial Machinery & Supplies & Components	—	585,697	—	585,697
	Interactive Media & Services	—	201,572	—	201,572
	Life & Health Insurance	—	233,133	—	233,133
	Life Sciences Tools & Services	—	304,461	—	304,461
	Other Specialty Retail	—	57,097	—	57,097
	Packaged Foods & Meats	—	106,290	—	106,290
	Personal Care Products	—	147,713	—	147,713
	Regional Banks	—	97,993	—	97,993
	Restaurants	—	149,105	—	149,105
	Semiconductors	—	338,353	—	338,353
	Specialized Finance	—	157,665	—	157,665
	Systems Software	—	136,012	—	136,012

		$—	$3,959,328	$—	$3,959,328

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
International Growth Fund
Assets
Common Stocks
	Application Software	$22,423,408	$16,702,707	$—	$39,126,115
	Asset Management & Custody Banks	—	9,622,243	—	9,622,243
	Brewers	—	6,265,240	—	6,265,240
	Broadline Retail	—	5,964,959	—	5,964,959
	Commercial & Residential Mortgage Finance	—	9,748,466	—	9,748,466
	Commodity Chemicals	427,359	2,133,239	—	2,560,598
	Construction & Engineering	—	8,040,740	—	8,040,740
	Diversified Real Estate Activities	—	5,567,895	—	5,567,895
	Diversified Support Services	—	5,869,036	—	5,869,036
	Drug Retail	9,351,481	10,740,713	—	20,092,194
	Electrical Components & Equipment	—	11,177,525	—	11,177,525
	Electronic Equipment & Instruments	—	10,202,923	—	10,202,923
	Health Care Equipment	—	7,054,526	—	7,054,526
	Health Care Facilities	—	2,811,458	—	2,811,458
	Health Care Services	—	5,453,116	—	5,453,116
	Health Care Supplies	—	2,737,114	—	2,737,114
	Health Care Technology	—	17,282,758	—	17,282,758
	Human Resource & Employment Services	—	20,234,399	—	20,234,399
	Industrial Machinery & Supplies & Components	—	17,075,502	—	17,075,502
	Interactive Media & Services	—	17,621,881	—	17,621,881
	IT Consulting & Other Services	24,159,289	13,532,991	—	37,692,280
	Life Sciences Tools & Services	—	3,581,631	—	3,581,631
	Movies & Entertainment	—	9,548,366	—	9,548,366
	Pharmaceuticals	—	4,585,245	—	4,585,245
	Publishing	—	2,928,698	—	2,928,698
	Regional Banks	13,077,272	13,618,913	—	26,696,185
	Research & Consulting Services	—	15,771,691	—	15,771,691
	Semiconductor Materials & Equipment	—	1,529,167	—	1,529,167
	Semiconductors	—	22,360,277	—	22,360,277
	Specialty Chemicals	—	6,039,871	—	6,039,871
	Trading Companies & Distributors	—	30,316,407	—	30,316,407
	Transaction & Payment Processing Services	—	6,924,119	—	6,924,119
	Other	60,452,028	—	—	60,452,028

		$129,890,837	$323,043,816	$—	$452,934,653

SEPTEMBER 30, 2023

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
International Opportunities Fund
Assets
Common Stocks
	Air Freight & Logistics	$—	$4,208,060	$—	$4,208,060
	Alternative Carriers	—	3,950,178	—	3,950,178
	Application Software	10,236,164	30,390,041	—	40,626,205
	Asset Management & Custody Banks	—	9,639,579	—	9,639,579
	Brewers	—	2,185,312	—	2,185,312
	Commercial & Residential Mortgage Finance	5,280,889	5,267,994	—	10,548,883
	Commodity Chemicals	4,314,096	2,986,526	—	7,300,622
	Construction & Engineering	—	8,644,664	—	8,644,664
	Consumer Finance	2,680,361	4,954,499	—	7,634,860
	Data Processing & Outsourced Services	—	1,183,110	—	1,183,110
	Diversified Support Services	—	16,879,629	—	16,879,629
	Electrical Components & Equipment	8,080,659	4,315,557	—	12,396,216
	Food Retail	—	5,375,331	—	5,375,331
	Health Care Services	5,613,289	4,171,452	—	9,784,741
	Health Care Technology	—	15,055,498	—	15,055,498
	Heavy Electrical Equipment	—	1,567,618	—	1,567,618
	Hotels, Resorts & Cruise Lines	—	480,323	—	480,323
	Human Resource & Employment Services	2,289,553	2,747,277	—	5,036,830
	Industrial Machinery & Supplies & Components	—	6,232,445	—	6,232,445
	Investment Banking & Brokerage	1,498,183	3,228,988	—	4,727,171
	IT Consulting & Other Services	1,969,901	16,093,393	—	18,063,294
	Life Sciences Tools & Services	—	3,352,225	—	3,352,225
	Metal, Glass & Plastic Containers	—	2,409,265	—	2,409,265
	Movies & Entertainment	—	541,433	—	541,433
	Other Specialty Retail	—	2,280,716	—	2,280,716
	Packaged Foods & Meats	—	1,217,648	—	1,217,648
	Pharmaceuticals	—	2,375,444	—	2,375,444
	Publishing	—	3,439,491	—	3,439,491
	Real Estate Services	—	1,616,663	—	1,616,663
	Research & Consulting Services	2,131,510	15,251,028	—	17,382,538
	Restaurants	—	—	7,687	7,687
	Semiconductor Materials & Equipment	—	6,309,157	—	6,309,157
	Semiconductors	—	8,156,648	—	8,156,648
	Other	39,116,789	—	—	39,116,789

		$83,211,394	$196,507,192	$7,687	$279,726,273

International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$171,346	$—	$171,346
	Application Software	185,398	312,561	—	497,959
	Asset Management & Custody Banks	—	140,324	—	140,324
	Building Products	—	260,171	—	260,171
	Drug Retail	—	178,747	—	178,747
	Electronic Equipment & Instruments	—	150,482	—	150,482
	Health Care Equipment	—	99,076	—	99,076
	Health Care Supplies	—	124,970	—	124,970
	Health Care Technology	—	145,135	—	145,135
	Hotels, Resorts & Cruise Lines	—	176,859	—	176,859
	Industrial Machinery & Supplies & Components	—	127,806	—	127,806
	Interactive Media & Services	—	379,702	—	379,702
	IT Consulting & Other Services	134,830	166,672	—	301,502
	Research & Consulting Services	—	209,934	—	209,934
	Trading Companies & Distributors	—	98,083	—	98,083
	Transaction & Payment Processing Services	—	172,624	—	172,624
	Other	717,248	—	—	717,248

		$1,037,476	$2,914,492	$—	$3,951,968

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2023
Long/Short Alpha Fund
Assets
Common Stocks		$38,519,627	$—	$—	$38,519,627

		$38,519,627	$—	$—	$38,519,627

Liabilities
Securities Sold Short		$(11,184,917)	$—	$—	$(11,184,917)

Micro Cap Fund
Assets
Common Stocks
	Biotechnology	$15,772,962	$—	$24,399	$15,797,361
	Other	541,920,504	—	—	541,920,504
Preferred Stocks		—	—	8,292,031	8,292,031
Warrants		—	—	192,446	192,446

		$557,693,466	$—	$8,508,876	$566,202,342

Micro Cap Value Fund
Assets
Common Stocks
	Application Software	$7,701,669	$2,564,493	$—	$10,266,162
	Asset Management & Custody Banks	—	2,319,000	—	2,319,000
	Diversified Support Services	—	3,345,473	—	3,345,473
	Food Retail	—	3,823,271	—	3,823,271
	Health Care Technology	5,363,071	3,331,086	—	8,694,157
	Life Sciences Tools & Services	499,681	4,164,482	—	4,664,163
	Packaged Foods & Meats	3,404,230	6,601,381	—	10,005,611
	Other	223,241,531	—	—	223,241,531
Limited Liability Company Membership Interest		—	—	505	505
Warrants		—	—	0	0

		$240,210,182	$26,149,186	$505	$266,359,873

Small Cap Growth Fund
Assets
Common Stocks		$2,038,139,210	$—	$—	$2,038,139,210
Preferred Stocks		—	—	23,920,529	23,920,529
Warrants		—	—	465,281	465,281

		$2,038,139,210	$—	$24,385,810	$2,062,525,020

Small Cap Value Fund
Assets
Common Stocks		$1,207,558,229	$—	$—	$1,207,558,229

		$1,207,558,229	$—	$—	$1,207,558,229

Ultra Growth Fund
Assets
Common Stocks		$1,166,294,887	$—	$—	$1,166,294,887
Preferred Stocks		—	—	12,438,034	12,438,034
Warrants		—	—	1,164,918	1,164,918

		$1,166,294,887	$—	$13,602,952	$1,179,897,839

U.S. Select Fund
Assets
Common Stocks		$12,248,701	$—	$—	$12,248,701

		$12,248,701	$—	$—	$12,248,701

U.S. Treasury Fund
Assets
U.S Government Obligations		$—	$233,892,969	$—	$233,892,969

		$—	$233,892,969	$—	$233,892,969

SEPTEMBER 30, 2023

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2023:

Fund	Market Value Beginning Balance 9/30/2022	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 9/30/2023	Net Change In Unrealized Appreciation (Depreciation) On Investments Held at 9/30/2023
Core Growth Fund
Warrants	$1,058,400	$—	$—	$—	$—	$(75,600)	$—	$—	$982,800	$(75,600)

	$1,058,400	$—	$—	$—	$—	$(75,600)	$—	$—	$982,800	$(75,600)

Emerging Markets Small Cap Fund
Common Stocks	$16,583	$—	$—	$—	$(8,933,975)	$8,917,392	$—	$—	$—	$—

	$16,583	$—	$—	$—	$(8,933,975)	$8,917,392	$—	$—	$—	$—

International Opportunities Fund
Common Stocks	$7,035	$—	$—	$—	$—	$652	$—	$—	$7,687	$652

	$7,035	$—	$—	$—	$—	$652	$—	$—	$7,687	$652

Micro Cap Fund
Common Stocks	$—	$29	$—	$—	$—	$24,370	$—	$—	$24,399	$24,370
Preferred Stocks	7,650,264	—	—	—	—	641,767	—	—	8,292,031	641,767
Warrants	437,502	302,644	(9,855)	—	(269,462)	(268,383)	—	—	192,446	(511,220)

	$8,087,766	$302,673	$(9,855)	$—	$(269,462)	$397,754	$—	$—	$8,508,876	$154,917

Micro Cap Value Fund
Common Stocks	$21,222	$—	$—	$—	$—	$(20,717)	$—	$—	$505	$(20,717)
Warrants	—	—	—	—	—	—	—	—	—	—

	$21,222	$—	$—	$—	$—	$(20,717)	$—	$—	$505	$(20,717)

Small Cap Growth Fund
Preferred Stocks	$24,067,171	$—	$—	$—	$(2,184,939)	$2,038,297	$—	$—	$23,920,529	$2,038,297
Warrants	695,813	872,267	—	—	—	(1,102,799)	—	—	465,281	(1,102,799)

	$24,762,984	$872,267	$—	$—	$(2,184,939)	$935,498	$—	$—	$24,385,810	$935,498

Ultra Growth Fund
Preferred Stocks	$11,622,503	$—	$—	$—	$(546,237)	$1,361,768	$—	$—	$12,438,034	$1,361,768
Warrants	1,497,779	597,934	—	—	—	(930,795)	—	—	1,164,918	(930,795)

	$13,120,282	$597,934	$—	$—	$(546,237)	$430,973	$—	$—	$13,602,952	$430,973

Wasatch Funds	SEPTEMBER 30, 2023

Notes to Financial Statements (continued)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value At 9/30/2023	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Warrant: Insurance Brokers	$982,800	Discount for lack of marketability	Discount for lack of marketability	20%
Micro Cap Fund	Direct Venture Capital Investments: Textiles	$8,292,031	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.6 - 5.2 (2.8) 46%
Micro Cap Fund	Warrant: Pharmaceuticals	$192,446	Black Scholes	Volatility	40%
Small Cap Growth Fund	Direct Venture Capital Investments: Textiles	$14,925,626	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.6 - 5.2 (2.8) 46%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$8,994,903	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.4 - 16.6 (9.2) 27%
Small Cap Growth Fund	Warrant: Pharmaceuticals	$465,281	Black Scholes	Volatility	40%
Ultra Growth Fund	Direct Venture Capital Investments: Textiles	$12,438,034	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.6 - 5.2 (2.8) 46%
Ultra Growth Fund	Warrant: Insurance Brokers	$819,000	Discount for lack of marketability	Discount for lack of marketability	20%
Ultra Growth Fund	Warrant: Pharmaceuticals	$345,918	Black Scholes	Volatility	40%

*	Enterprise-Value-To-Revenue (“EV/R”) multiple is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third-party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (FASB) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2023:

Securities Borrowed for Short Sales

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements Of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not less Than 0)
Long/Short Alpha Fund	Fixed Income Clearing Corp.	$11,184,917	$—	$(11,184,917)	$—

[1]

The market value of the collateral pledged is greater than the amount indicated in the table. For further information, see “Short Sales” under Note 3. Securities and Other Investments and the Schedule of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds	SEPTEMBER 30, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wasatch Funds Trust and Shareholders of each of the twenty funds listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Wasatch Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations, cash flows for Wasatch Long/Short Alpha Fund, and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the cash flows for Wasatch Long/Short Alpha Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Wasatch Core Growth Fund®(1)	Wasatch Emerging India Fund®(1)
Wasatch Emerging Markets Select Fund®(1)	Wasatch Emerging Markets Small Cap Fund®(1)
Wasatch Frontier Emerging Small Countries Fund®(1)	Wasatch Global Opportunities Fund®(1)
Wasatch Global Select Fund®(2)	Wasatch Global Value Fund®(1)
Wasatch Greater China Fund®(3)	Wasatch International Growth Fund®(1)
Wasatch International Opportunities Fund®(1)	Wasatch International Select Fund®(2)
Wasatch Long/Short Alpha Fund®(5)	Wasatch Micro Cap Fund®(4)
Wasatch Micro Cap Value Fund®(4)	Wasatch Small Cap Growth Fund®(1)
Wasatch Small Cap Value Fund®(1)	Wasatch Ultra Growth Fund®(4)
Wasatch U.S. Select Fund®(6)	Wasatch-Hoisington U.S. Treasury Fund®(1)

1.

Statement of operations for the year ended September 30, 2023, statement of changes in net assets for the years ended September 30, 2023 and 2022 and financial highlights for the years ended September 30, 2023, 2022, 2021, 2020 and 2019

2.

Statement of operations for the year ended September 30, 2023, statement of changes in net assets for the years ended September 30, 2023 and 2022 and financial highlights for the years ended September 30, 2023, 2022 and 2021 and the period from October 1, 2019 (inception) through September 30, 2020

3.

Statement of operations for the year ended September 30, 2023, statement of changes in net assets for the year ended September 30, 2023 and 2022 and financial highlights for the years ended September 30, 2023 and 2022 and the period from November 30, 2020 (inception) through September 30, 2021

4.

Statement of operations for the year ended September 30, 2023, statement of changes in net assets for the years ended September 30, 2023 and 2022 and financial highlights for each of the periods indicated therein

5.

Statement of operations and statement of cash flows for the year ended September 30, 2023, statement of changes in net assets for the year ended September 30, 2023 and the period from October 1, 2021 (inception) through September 30, 2022 and financial highlights for the year ended September 30, 2023 and the period from October 1, 2021 (inception) through September 30, 2022

6.

Statement of operations for the year ended September 30, 2023, statement of changes in net assets for the year ended September 30, 2023 and the period from June 13, 2022 (inception) through September 30, 2022 and financial highlights for the year ended September 30, 2023 and the period from June 13, 2022 (inception) through September 30, 2022

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 22, 2023

We have served as the auditor of one or more investment companies in Wasatch Funds Trust since 2002.

Wasatch Funds	SEPTEMBER 30, 2023

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. All Trustees were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address And Year Of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustees During Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1947	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) from 2006 to 2021.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1952	Trustee and Chair of the Board	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016. Director, Halton Foundation since 2010. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) January 2017 to present.	20	Director, Halton Foundation since 2010. Director, Halton Group Ltd. from 2016 to 2020.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1953	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	20	Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017. Director, Utah Museum of Fine Arts since 2021.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1958	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	20	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

SEPTEMBER 30, 2023

Name, Address And Year Of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustees During Past 5 Years[2]

Kate M. Fleming 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1962	Trustee	Indefinite Served as Trustee since July 2023	President, Northwestern Mutual Series Fund, Inc. from 2013 to 2021 and Vice President from 2004 to 2013. President, Mason Street Advisors, LLC from 2015 to 2021,Vice President from 2004 to 2014 and Treasurer from 2008 to 2014 and again from 2020 to 2021. President since 2014, Rath Foundation (a private foundation that funds endowments at various universities).	20	Director, Rath Foundation since 2002. Director, Wisconsin Deferred Compensation Board since 2022.

[1].

Except upon his/her death, resignation, removal or retirement, each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his/her successor, if any, is elected, qualified and serving as a trustee. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the retirement age requirement for Ms. Allison. Ms. Allison is currently scheduled to retire at the end of the 2023 calendar year.

[2].

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Wasatch Funds

Supplemental Information (continued)

Name, Address And Year Of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1966	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1967	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1982	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1972	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here may include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$18,812,947
Emerging India Fund	5,672,410
Emerging Markets Small Cap Fund	11,198,625
Global Opportunities Fund	3,725,746
Global Value Fund	8,029,844
Small Cap Value Fund	31,073,891

For the fiscal year ended September 30, 2023, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2023, complete information will be reported on shareholders’ 2023 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2023 will be at the highest amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2023, the percentage of the Funds’ investment income (i.e., net investment income plus short term capital gains) that qualified for the corporate dividends received deductions .

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2023, the total amount of foreign taxes

Wasatch Funds	SEPTEMBER 30, 2023

Supplemental Information (continued)

paid that was passed through to its shareholders for information reporting purposes was as follows:

Fund	Amount
Emerging India Fund	$7,395,411
Emerging Markets Select Fund	669,951
Emerging Markets Small Cap Fund	3,597,365
Frontier Emerging Small Countries Fund	123,801
Global Value Fund	444,271
Greater China Fund	4,604
International Growth Fund	1,776,793
International Opportunities Fund	1,155,088
International Select Fund	7,794

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request or by calling 800.551.1700 or visiting the Funds’ website at wasatchglobal.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and reclassification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Funds can be found within the Prospectus.

Wasatch Funds	SEPTEMBER 30, 2023

Service Providers

Investment Advisor

Wasatch Advisors LP d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler LLP

320 South Canal Street

Chicago, IL 60606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

Wasatch Funds

Wasatch Funds

WASATCHGLOBAL.COM

ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS

SMALL CAP	MICRO CAP	INTERNATIONAL	EMERGING MARKETS	FRONTIER MARKETS	GLOBAL

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)	The name of the audit committee financial experts are Miriam M. Allison and Kristen Fletcher. Each is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2023 and 2022 were $638,600 and $688,971, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2023 and 2022, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2023 and 2022, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2023 and 2022 were $139,510 and $154,659, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns.

During the fiscal years ended September 30, 2023 and 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, for the fiscal years ended September 30, 2023 and 2022 were $0 and $0, respectively.

During the fiscal years ended September 30, 2023 and 2022, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)      Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)        There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2023 and 2022, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 6, 2023

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 6, 2023